      As Filed with the Securities and Exchange Commission on April 29, 2002

                                                     Registration No. 333-93567


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                       Post-Effective Amendment No. 3 to
                                    FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2



                     LIFE INVESTORS VARIABLE LIFE ACCOUNT A
                             (Exact name of trust)

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA
                              (Name of depositor)

                             4333 Edgewood Road NE
                            Cedar Rapids, Iowa 52499
         (Complete address of depositor's principal executive offices)


    (Name and complete address
       of agent for service)                             Copy to:

John D. Cleavenger, Esq.                        Frederick R. Bellamy, Esq.
Life Investors Insurance Company of America     Sutherland Asbill & Brennan LLP
4333 Edgewood Road NE                           1275 Pennsylvania Avenue, N.W.
Cedar Rapids, Iowa 52499                        Washington, DC  20004-2415


                 Approximate date of proposed public offering:
As soon as practicable after the effective date of this Registration Statement.

 It is proposed that this filing will become effective (check appropriate box)
         [ ] immediately upon filing pursuant to paragraph (b) of Rule 485;
         [X] on May 1, 2002 pursuant to paragraph (b) of Rule 485;
         [ ] ___days after filing pursuant to paragraph (a) of Rule 485;
         [ ] on (date) pursuant to paragraph (a) of Rule 485;

Title of Securities Being Offered: Flexible Premium Variable Life Insurance
Policy

                                     PART I

          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                             ISSUED BY
               LIFE INVESTORS VARIABLE LIFE ACCOUNT A
                  LIFE INVESTORS INSURANCE COMPANY                  PROSPECTUS
                             OF AMERICA                             MAY 1, 2002
                       4333 EDGEWOOD ROAD NE
                      CEDAR RAPIDS, IOWA 52499
                           (319) 398-8511


Life Investors Insurance Company of America (the "Company" or "we") is offering the flexible premium variable life insurance policy ("Policy") described in this prospectus. Certain Policy provisions may vary based on the state where the Company issues the Policy. The Policy is designed as a long-term investment that attempts to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own.


You can allocate your Policy's values to:

       - Life Investors Variable Life Account A (the "Separate Account"), which invests in the portfolios listed on this page; or

       -   a Fixed Account, which credits a specified rate of interest.

A prospectus for each of the portfolios available through the Separate Account must accompany this prospectus. Please read these documents before investing and save them for future reference.

PLEASE NOTE THAT THE POLICIES AND THE PORTFOLIOS:

       -   ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;

       -   ARE NOT FEDERALLY INSURED;

       -   ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND

       -   ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

The following portfolios are available:

-   JANUS ASPEN SERIES

       Janus Aspen Growth Portfolio

       Janus Aspen Worldwide Growth Portfolio

       Janus Aspen Balanced Portfolio

       Janus Aspen Capital Appreciation Portfolio

       Janus Aspen Aggressive Growth Portfolio


-   AIM VARIABLE INSURANCE FUNDS

       AIM V.I. Capital Appreciation Fund - Series I

       AIM V.I. Government Securities
            Fund - Series I

       AIM V.I. Growth Fund - Series I

       AIM V.I. International Growth Fund - Series I

       f/k/a AIM V.I. International Equity Fund

       AIM V.I. Premier Equity Fund - Series I

       f/k/a AIM V.I. Value Fund


-   OPPENHEIMER VARIABLE ACCOUNT FUNDS

       Oppenheimer Main Street Growth & Income Fund/VA

       Oppenheimer Multiple Strategies Fund/VA

       Oppenheimer Bond Fund/VA

       Oppenheimer Strategic Bond Fund/VA

       Oppenheimer High Income Fund/VA


       Oppenheimer Main Street Small Cap Fund/VA



-   FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

       Fidelity VIP Index 500 Portfolio
            (Initial Class)

       Fidelity VIP Money Market Portfolio
            (Initial Class)

       Fidelity VIP Growth Portfolio
            (Service Class)

       Fidelity VIP Contrafund(R)Portfolio
            (Service Class)

       Fidelity VIP Growth & Income Portfolio
            (Service Class)

       Fidelity VIP Mid Cap
            (Service Class 2)

       Fidelity VIP Value Strategies
            (Service Class 2)

-   MFS(R) VARIABLE INSURANCE TRUST(SM)

       MFS New Discovery Series (Service Shares)

       MFS Total Return Series (Service Shares)

       MFS Utilities Series (Service Shares)

       MFS Mid Cap Growth Series (Service Shares)

       MFS Investors Growth Stock Series (Service Shares)

       MFS Value Series (Service Shares)


  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS
     POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


IF YOU ALREADY OWN A LIFE INSURANCE POLICY, IT MAY NOT BE TO YOUR ADVANTAGE TO BUY ADDITIONAL INSURANCE OR TO REPLACE YOUR POLICY WITH THE POLICY. IT ALSO MAY NOT BE TO YOUR ADVANTAGE TO TAKE A POLICY LOAN TO BUY ADDITIONAL LIFE INSURANCE.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


GLOSSARY....................................................   1
POLICY SUMMARY..............................................   3
RISK SUMMARY................................................   9
THE COMPANY AND THE FIXED ACCOUNT...........................  10
    LIFE INVESTORS INSURANCE COMPANY OF AMERICA.............  10
    THE FIXED ACCOUNT.......................................  11
THE SEPARATE ACCOUNT AND THE PORTFOLIOS.....................  11
    THE SEPARATE ACCOUNT....................................  11
    THE PORTFOLIOS..........................................  13
    VOTING PORTFOLIO SHARES.................................  17
THE POLICY..................................................  17
    PURCHASING A POLICY.....................................  17
    WHEN INSURANCE COVERAGE TAKES EFFECT....................  18
    CANCELING A POLICY (FREE-LOOK RIGHT)....................  18
    OWNERSHIP RIGHTS........................................  19
         SELECTING AND CHANGING THE BENEFICIARY.............  19
         CHANGING THE OWNER.................................  19
         ASSIGNING THE POLICY...............................  20
PREMIUMS....................................................  20
    PREMIUM FLEXIBILITY.....................................  20
    ALLOCATING PREMIUMS.....................................  22
POLICY VALUES...............................................  22
    POLICY VALUE............................................  22
    CASH SURRENDER VALUE....................................  23
    SUBACCOUNT VALUE........................................  23
    UNIT VALUE..............................................  23
    FIXED ACCOUNT VALUE.....................................  24
CHARGES AND DEDUCTIONS......................................  24
    EXPENSE CHARGE..........................................  24
    MONTHLY DEDUCTION.......................................  25
         COST OF INSURANCE..................................  25
         MONTHLY ADMINISTRATIVE CHARGE......................  26
         CHARGES FOR RIDERS.................................  26
         CHARGES FOR A SUBSTANDARD PREMIUM CLASS RATING.....  26
    MORTALITY AND EXPENSE RISK CHARGE.......................  26
    SURRENDER AND WITHDRAWAL CHARGES........................  26
    TRANSFER CHARGE.........................................  27
    PORTFOLIO EXPENSES......................................  28
DEATH BENEFIT...............................................  28
    DEATH BENEFIT PROCEEDS..................................  28
    DEATH BENEFIT OPTIONS...................................  28
    CHANGING DEATH BENEFIT OPTIONS..........................  30

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    EFFECTS OF WITHDRAWALS ON THE DEATH BENEFIT.............  30
    CHANGING THE SPECIFIED AMOUNT...........................  30
    PAYMENT OPTIONS.........................................  31
SURRENDERS AND PARTIAL WITHDRAWALS..........................  32
    SURRENDERS..............................................  32
    WITHDRAWALS.............................................  33
TRANSFERS...................................................  33
    EXCHANGE PRIVILEGE......................................  34
    DOLLAR COST AVERAGING...................................  35
    ASSET REBALANCING PROGRAM...............................  35
LOANS.......................................................  36
    LOAN CONDITIONS.........................................  36
    EFFECT OF POLICY LOANS..................................  37
POLICY LAPSE AND REINSTATEMENT..............................  38
    LAPSE...................................................  38
    REINSTATEMENT...........................................  38
FEDERAL TAX CONSIDERATIONS..................................  39
OTHER POLICY INFORMATION....................................  42
    OUR RIGHT TO CONTEST THE POLICY.........................  42
    SUICIDE EXCLUSION.......................................  42
    MISSTATEMENT OF AGE OR SEX..............................  43
    MODIFYING THE POLICY....................................  43
    PAYMENTS WE MAKE........................................  43
    REPORTS TO OWNERS.......................................  44
    RECORDS.................................................  44
    POLICY TERMINATION......................................  44
    SUPPLEMENTAL BENEFITS AND RIDERS........................  44
PERFORMANCE DATA............................................  46
ADDITIONAL INFORMATION......................................  60
    SALE OF THE POLICIES....................................  60
    MARKET TIMING...........................................  61
    LEGAL MATTERS...........................................  61
    LEGAL PROCEEDINGS.......................................  61
    FINANCIAL STATEMENTS....................................  61
    ADDITIONAL INFORMATION ABOUT THE COMPANY................  62
    LIFE INVESTORS' EXECUTIVE OFFICERS AND DIRECTORS........  63
ILLUSTRATIONS...............................................  64

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

AGE

The Insured's age on the Insured's last birthday.

BENEFICIARY

The person(s) you select to receive the death benefit proceeds under this Policy.

CASH SURRENDER VALUE

The amount we pay when you surrender your Policy. It is equal to: (1) the Policy Value as of the date of surrender; minus (2) any surrender charge; minus(3) any Indebtedness.

COMPANY (WE, US, OUR, LIFE INVESTORS, HOME OFFICE)

Life Investors Insurance Company of America, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, telephone: 319-398-8511.

CUMULATIVE MINIMUM MONTHLY PREMIUM

The sum of all Minimum Monthly Premiums beginning on the Policy Date.

DEATH BENEFIT PROCEEDS

The amount we pay to the beneficiary when we receive due proof of the Insured's death. We deduct any Indebtedness or unpaid Monthly Deductions before making any payment.

FIXED ACCOUNT

Part of our general account. Amounts allocated to the Fixed Account earn at least 3% annual interest (4% for Policies issued in Florida).

FREE LOOK PERIOD

The period shown on your Policy's cover page during which you may examine and return the Policy and receive a refund. The length of the free look period varies by state.

GRACE PERIOD

A 61-day period after which a Policy will lapse if you do not make a sufficient payment.

INDEBTEDNESS

The total amount of all outstanding Policy loans, including both principal and interest due.

INSURED

The person whose life is Insured by this Policy.

INVESTMENT START DATE

The Investment Start Date is when we allocate amounts in the Premium Suspense Account to the Subaccounts and the Fixed Account in accordance with your allocation instructions. The Investment Start Date is the latest of: (a) the date of the application; (b) the date all required medical examinations or diagnostic tests are completed; (c) the date of issue requested in the application unless underwriting is not yet completed; (d) the date of underwriting approval; (e) the date we receive the first premium at our Home Office; and (f) the date all other requirements are met.

LAPSE


A Policy that terminates without value after a grace period. You may reinstate a lapsed Policy in certain circumstances.


MATURITY DATE

The first Policy anniversary after the Insured's 100th birthday. You may elect to continue the Policy beyond Insured's age 100 under the extended Maturity Date option.

MINIMUM MONTHLY PREMIUM

This is the amount necessary to guarantee coverage for a No-Lapse Period. It is shown on your Policy's specification page.

MONTHLY DATE


This is the same day as the Policy Date in each successive month. If there is no day in a calendar month that coincides with the Policy Date, or if that day falls on a day that is not a Valuation Date, then the Monthly Date is the next Valuation Date. On each Monthly Date, we determine the Monthly Deduction and deduct it from the Policy Value.


MONTHLY DEDUCTION

This is the monthly amount we deduct from the Policy Value. The Monthly Deduction includes the cost of insurance charge, the administrative charge, a charge for any riders, and any charges for a substandard premium class rating.

NO-LAPSE PERIOD

A period you choose on the Policy application (5 Policy Years, 20 Policy Years, 30 Policy Years, or to Insured's age 100) during which the Policy will not enter a grace period if on a Monthly Date the sum of premiums paid, less any withdrawals and Indebtedness, equals or exceeds the Cumulative Minimum Monthly Premium.

OWNER (YOU, YOUR)

The person entitled to exercise all rights as Owner under the Policy.

POLICY DATE

The Policy Date is shown on the Policy's specifications page, and we use it to measure Policy months, years and anniversaries. We begin to deduct the Monthly Deductions on the Policy Date. Coverage is effective as of the Policy Date once all requirements have been met.

POLICY VALUE

The sum of your Policy's value in the Subaccounts and the Fixed Account (including amounts held in the Fixed Account to secure any loans).

PREMIUMS

All payments you make under the Policy other than repayments of Indebtedness.

PREMIUM SUSPENSE ACCOUNT

A temporary holding account where we place all premiums we receive prior to the Investment Start Date. The Premium Suspense Account does not credit any interest or investment return.

SEPARATE ACCOUNT

Life Investors Variable Life Account A. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding portfolio.

SEPARATE ACCOUNT VALUE

The total value of your Policy allocated to the Subaccounts of the Separate Account.

SPECIFIED AMOUNT

The dollar amount of insurance selected by the Owner. The Specified Amount may be increased or decreased after issue. The Specified Amount is a factor in determining the Policy's death benefit and surrender charge.

SUBACCOUNT

A subdivision of Life Investors Variable Life Account A. We invest each Subaccount's assets exclusively in shares of one investment portfolio.

SURRENDER

To cancel the Policy by signed request from the Owner.

VALUATION DATE


Each day that both the New York Stock Exchange and the Company are open for regular business, except for any days when a Subaccount's corresponding investment portfolio does not value its shares. As of the date of this prospectus: the Company is open whenever the New York Stock Exchange is open; and there is no day when both the New York Stock Exchange and the Company are open for business but an investment portfolio does not value its shares.


VALUATION PERIOD


The period beginning at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time on each valuation date) on one Valuation Date and continuing to the close of business on the next Valuation Date.


WRITTEN NOTICE

The Written Notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, each Written Notice must: (1) be in a form we accept, (2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified, and (3) be received at our Home Office.

YOU (YOUR, OWNER)

The person entitled to exercise all rights as Owner under the Policy.

POLICY SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This summary describes the Policy's important features and corresponds to prospectus sections that discuss the topics in more detail. The Glossary defines certain words and phrases used in this prospectus.

                                    PREMIUMS

- You can select a premium payment plan (monthly, quarterly, semi-annually, or annually) but you are not required to pay premiums according to the plan. The initial premium is due on or before the Policy Date. Thereafter, you may make subsequent premium payments, in any frequency or amount, at any time before the Maturity Date. We will not accept any premiums after the Maturity Date.

-    In your application, you must select one of the No-Lapse Periods we offer:
     5 Policy Years; 20 Policy Years; 30 Policy Years; or to Insured's age 100. We will establish a Minimum Monthly Premium amount for your Policy based on the Insured's age, sex, premium class, Specified Amount, riders, death benefit option and the selected No-Lapse Period. The Minimum Monthly Premium under your Policy is the amount necessary to guarantee insurance coverage for the No-Lapse Period you select. Longer No-Lapse Periods require higher Minimum Monthly Premiums.

- We will notify you if your Policy enters a 61-day grace period. Your Policy will lapse if you do not make a sufficient payment before the end of the grace period.

- If your Policy is in the No-Lapse Period you have selected, then the Policy will enter a 61-day grace period only if on a Monthly Date the Cash Surrender Value is not enough to pay the next Monthly Deduction due, and the sum of premiums paid minus withdrawals and Indebtedness is less than the Cumulative Minimum Monthly Premium.

- If your Policy is not in the No-Lapse Period you have selected, then your Policy will enter a 61-day grace period if the Cash Surrender Value on any Monthly Date is not enough to pay the next Monthly Deduction due.

- When you receive your Policy, the 10-day free look period begins (the free look period may be longer in some states). You may return the Policy during the free look period and receive a refund of all payments you made (less any withdrawals and Indebtedness).

- We multiply each premium you pay by the expense charge, deduct that charge, and credit the resulting amount (the net premium) to the Policy Value.

                               INVESTMENT OPTIONS

FIXED ACCOUNT:

- You may place money in the Fixed Account where it earns at least 3% annual interest (4% for Policies issued in Florida). We may declare higher rates of interest, but are not obligated to do so.

SEPARATE ACCOUNT:

- You may direct the money in your Policy to any of the Subaccounts of the Separate Account. WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE SUBACCOUNTS. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

- Each Subaccount invests exclusively in one of the following investment portfolios:


      - JANUS ASPEN SERIES                           - OPPENHEIMER VARIABLE ACCOUNT FUNDS
           Janus Aspen Growth Portfolio                   Oppenheimer Main Street Growth &
           Janus Aspen Worldwide Growth                   Income Fund/VA
           Portfolio                                      Oppenheimer Multiple Strategies
           Janus Aspen Balanced Portfolio                 Fund/VA
           Janus Aspen Capital Appreciation               Oppenheimer Bond Fund/VA
           Portfolio                                      Oppenheimer Strategic Bond Fund/VA
           Janus Aspen Aggressive Growth                  Oppenheimer High Income Fund/VA
           Portfolio                                      Oppenheimer Main Street Small Cap
                                                              Fund/VA

      - AIM VARIABLE INSURANCE FUNDS                 - FIDELITY VARIABLE INSURANCE PRODUCTS
                                                     FUNDS
           AIM V.I. Capital Appreciation Fund -           Fidelity VIP Index 500 Portfolio
               Series I                                       (Initial Class)
           AIM V.I. Government Securities                 Fidelity VIP Money Market Portfolio
           Fund - Series I                                    (Initial Class)
           AIM V.I. Growth Fund - Series I                Fidelity VIP Growth Portfolio
           AIM V.I. International Growth Fund -               (Service Class)
               Series I f/k/a AIM V.I.                    Fidelity VIP Contrafund(R) Portfolio
               International Equity Fund                      (Service Class)
           AIM V.I. Premier Equity                        Fidelity VIP Growth & Income
           Fund - Series I                                Portfolio
               f/k/a AIM V.I. Value Fund                      (Service Class)
                                                          Fidelity VIP Mid Cap (Service Class
                                                          2)
                                                          Fidelity VIP Value Strategies
                                                          (Service Class 2)

      - MFS(R) VARIABLE INSURANCE TRUST(SM)
           MFS New Discovery Series
               (Service Shares)
           MFS Total Return Series (Service
           Shares)
           MFS Utilities Series (Service
           Shares)
           MFS Mid Cap Growth Series (Service
           Shares)
           MFS Investors Growth Stock Series
               (Service Shares)
           MFS Value Series (Service Shares)


See "The Company and the Fixed Account," and "The Separate Account and the Portfolios."

                                  POLICY VALUE

- Policy Value is the sum of your amounts in the Subaccounts and the Fixed Account. Policy Value is the starting point for calculating important values under the Policy, such as the Cash Surrender Value and the death benefit.

- Policy Value varies from day to day, depending on the investment experience of the Subaccounts you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY VALUE.

- Prior to the Investment Start Date, we allocate the net premiums to the Premium Suspense Account. On the first Valuation Date on or following the Investment Start Date, we will transfer the amounts in the Premium Suspense Account to the Subaccounts and the Fixed Account according to your allocation percentages.

                             CHARGES AND DEDUCTIONS

- EXPENSE CHARGE: We multiply each premium by an expense charge, deduct that charge, and credit the remaining amount (the net premium) to your Policy Value according to your allocation instructions. The expense charge varies by Policy Year as follows:

      Premiums paid DURING the first 10 Policy Years: expense charge = 5%

      Premiums paid AFTER the first 10 Policy Years: expense charge = currently 2.5% (maximum 5%).

- MONTHLY DEDUCTION. On the Policy Date and on each Monthly Date thereafter, we deduct:

      -   a cost of insurance charge for the Policy

      -   a $10 monthly administrative charge

      -   charges for any riders

      -   any charges for a substandard premium class rating

-    SURRENDER AND WITHDRAWAL CHARGES:

      - Surrender: During the first 19 Policy Years, we deduct a surrender charge that varies based on your age, sex, premium class, and initial Specified Amount. The highest surrender charge on any Policy occurs in the first Policy Year or the first year following an increase in the Specified Amount. The maximum surrender charge for any Insured is $58 per $1,000 of Specified Amount. A separate surrender charge applies for 19 years after any Specified Amount increase. See "Charges and Deductions -- Surrender and Withdrawal Charges" for a table showing surrender charges for sample Insureds and premium classes.

      - Withdrawals: For each withdrawal, we deduct (from the remaining Policy Value) a fee equal to the lesser of $25 or 2% of the amount withdrawn.

- MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge equal to 0.75% (at an annual rate) of the average net assets of the Separate Account.

- TRANSFER CHARGE: We assess a $25 fee for the 13th and each additional transfer among the Subaccounts or the Fixed Account in a Policy Year.

- PORTFOLIO EXPENSES: The portfolios deduct investment advisory fees and other expenses from the amounts the Subaccounts invest in the portfolios. These fees and expenses (shown in the following table) vary by portfolio and currently range from 0.28% to 1.44% per year of the average portfolio assets.


- See "Additional Information -- Sale of the Policies" for information concerning compensation paid for the sale of the Policies.


The following table shows the fees and expenses charged by the portfolios. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2001. Expenses of the portfolios may be higher or lower in the future. Please refer to the portfolios' prospectuses for more information on the management fees.



ANNUAL PORTFOLIO OPERATING EXPENSES (As a percentage of average portfolio assets before fee waivers and expense reimbursements)*




                                                      2001
                                                   ----------
                                                   MANAGEMENT   DISTRIBUTION    OTHER
               PORTFOLIO/FUND NAME                    FEES          FEES       EXPENSES   TOTAL

Janus Aspen Growth Portfolio (1)                     0.65%         0.00%        0.01%     0.66%
Janus Aspen Worldwide Growth Portfolio (1)           0.65%         0.00%        0.04%     0.69%
Janus Aspen Balanced Portfolio (1)                   0.65%         0.00%        0.01%     0.66%
Janus Aspen Capital Appreciation Portfolio (1)       0.65%         0.00%        0.01%     0.66%
Janus Aspen Aggressive Growth Portfolio (1)          0.65%         0.00%        0.02%     0.67%
AIM V.I. Capital Appreciation Fund -- Series I       0.61%         0.00%        0.24%     0.85%
AIM V.I. Government Securities Fund -- Series I      0.50%         0.00%        0.58%     1.08%
AIM V.I. Growth Fund -- Series I                     0.62%         0.00%        0.26%     0.88%
AIM V.I. International Growth Fund -- Series I       0.73%         0.00%        0.32%     1.05%
AIM V.I. Premier Equity Fund -- Series I             0.60%         0.00%        0.25%     0.85%
Oppenheimer Main Street Growth & Income Fund/VA      0.68%         0.00%        0.05%     0.73%
Oppenheimer Multiple Strategies Fund/VA              0.72%         0.00%        0.04%     0.76%
Oppenheimer Bond Fund/VA                             0.72%         0.00%        0.05%     0.77%
Oppenheimer Strategic Bond Fund/VA                   0.74%         0.00%        0.05%     0.79%
Oppenheimer High Income Fund/VA                      0.74%         0.00%        0.05%     0.79%
Oppenheimer Main Street Small Cap Fund/VA            0.75%         0.00%        0.30%     1.05%
Fidelity VIP Index 500 Portfolio (Initial
  Class)(2)                                          0.24%         0.00%        0.11%     0.35%
Fidelity VIP Money Market Portfolio (Initial
  Class)                                             0.18%         0.00%        0.10%     0.28%
Fidelity VIP Growth Portfolio (Service Class)(3)     0.58%         0.10%        0.10%     0.78%
Fidelity VIP Contrafund(R) Portfolio (Service
  Class)(3)                                          0.58%         0.10%        0.10%     0.78%
Fidelity VIP Growth & Income Portfolio (Service
  Class)(3)                                          0.48%         0.10%        0.10%     0.68%
Fidelity VIP Value Strategies Portfolio (Service
  Class 2)                                           0.58%         0.25%        0.26%     1.09%
Fidelity VIP Mid Cap Portfolio (Service Class 2)
  (3)                                                0.58%         0.25%        0.11%     0.94%
MFS New Discovery Series (Service Class) (4) (5)     0.90%         0.25%        0.19%     1.34%
MFS Total Return Series (Service Class) (4)          0.75%         0.25%        0.14%     1.14%
MFS Utilities Series (Service Class) (4)             0.75%         0.25%        0.18%     1.18%
MFS Mid Cap Growth Series (Service Class) (4) (5)    0.75%         0.25%        0.20%     1.20%
MFS Investors Growth Stock Series (Service Class)
  (4)                                                0.75%         0.25%        0.17%     1.17%
MFS Value Series (Service Class) (4) (5)             0.75%         0.25%        0.44%     1.44%

                                                                               AVERAGE    0.87%

                                                                        RANGE    0.28%    1.44%



* The portfolio expense figures were provided to us by the portfolios or their managers, and we have not independently verified their accuracy. We are not responsible for these numbers.

(1) Expenses are based upon expenses for the fiscal year ended December 31, 2001. All expenses are shown without the effect of any expense offset arrangement.


(2) The fund's manager has voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.28%. This arrangement can be discontinued by the fund's manager at any time.

(3) The actual annual portfolio expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

(4) Each series has an offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Total Expenses" would be lower for service class shares and would be estimated to be 1/30% for New Discovery, 1.13% for Total Return Series, 1.17% for Utilities Series, 1.15% for Mid Cap Growth Series, 1.15% for Investors Growth Stock Series and 1.15% for Values Series.


(5) MFS has contractually agreed, subject to reimbursement, to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above) do not exceed 0.15% annually. These contractual fees will continue until at least May 1, 2002, unless changed with the consent of the board of trustees which oversees the series.


                           SURRENDERS AND WITHDRAWALS


- SURRENDER: At any time while the Policy is in force, you may make a written request to surrender your Policy and receive the Cash Surrender Value (i.e., the Policy Value on the date of surrender minus any surrender charge, and minus any Indebtedness). Surrenders may have tax consequences.


- WITHDRAWALS: After the 1st Policy Year, you may make a written request to withdraw part of the Policy Value, subject to the following rules. Withdrawals may have tax consequences.

      -   You may make one withdrawal in a Policy Year.

      -   You must request at least $500;

      - If you request a withdrawal that will leave a Cash Surrender Value of less than $500, we will treat it as a surrender request; and

      - For each withdrawal, we deduct a fee equal to the lesser of $25 or 2% of the amount withdrawn.

                                 DEATH BENEFITS

- You must choose between two death benefit options under the Policy. After the first Policy Year, you may change death benefit options once each 12-month period. We calculate the amount under each death option as of the Insured's date of death. See "Death Benefit Options." Surrenders may have tax consequences.

      -   LEVEL DEATH BENEFIT is equal to the greater of:

             the Specified Amount (which is the amount of insurance the owner selects); OR the Policy Value multiplied by the applicable Death Benefit Ratio.

      -   INCREASING DEATH BENEFIT is equal to the greater of:

             the Specified Amount PLUS the Policy Value; OR the Policy Value multiplied by the applicable Death Benefit Ratio.

                                   TRANSFERS

- You may make an unlimited number of transfers among the Subaccounts and the Fixed Account.

- The minimum amount you may transfer from a Subaccount or the Fixed Account is the lesser of $100, or the total value in the Subaccount or Fixed Account.

- We charge $25 per transfer for the 13th and each additional transfer during a Policy Year.

                                     LOANS

- You may take a loan (minimum $250) from your Policy at any time. The maximum loan amount you may take is 90% (100% in certain states) of the Cash Surrender Value, minus 6 months of Monthly Deductions. Loans may have tax consequences.

- As collateral for the loan, we transfer an amount equal to the loan plus interest in advance until the next Policy Anniversary from the Separate Account and Fixed Account to the loan reserve (part of our Fixed Account). We credit interest on amounts in the loan reserve and we guarantee that the annual rate will not be lower than 3% (4% in Florida).

- We charge you a maximum annual interest rate of 5.66% in advance on your loan. Interest is due and payable at the beginning of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid before the beginning of the next Policy Year.


- After the 10th Policy Year, we consider certain portions of the loan amount to be preferred loans. The maximum preferred loan available in each Policy Year is 25% of the Policy Value (subject to the maximum loan amount). We charge an annual interest rate of 3.85% in advance on preferred loan amounts. Preferred loans may have tax consequences.


- You may repay all or part of your Indebtedness at any time. Loan repayments must be at least $25 unless the loan amount is less than $25, in which case full payment is required. The payment must be clearly marked as "loan repayments" or we will credit them as premiums.

- We deduct any unpaid Indebtedness from the proceeds payable on the Insured's death.

                                STATE VARIATIONS



Certain provisions of the Policy may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your Policy for specific differences as any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. See your agent or contact us for specific information that may be applicable in your state.


RISK SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-    The following are some of the risks associated with the Policy.

   INVESTMENT RISK      If you invest your Policy Value in one or more Subaccounts, then you will be subject to the risk that investment
                        performance will be unfavorable and that the Policy Value
                        will decrease. You could lose everything you invest. If you allocate net premiums to the Fixed Account, then we credit your Policy Value (in the Fixed Account) with a declared
                        rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.
------------------------------------------------------------------------------------

    RISK OF LAPSE       If your Policy fails to meet certain conditions, we will
                        notify you that the Policy has entered a 61-day grace period and will lapse unless you make a sufficient payment during the grace period. You may reinstate a lapsed Policy.

                        If your Policy is in the selected No-Lapse Period, then the
                        Policy will enter a grace period only if on a Monthly Date the Cash Surrender Value is not enough to pay the next
                        Monthly Deduction due, and the sum of premiums paid minus
                        withdrawals and Indebtedness is less than the Cumulative
                        Minimum Monthly Premium.


                        If your Policy is not in the selected No-Lapse Period, then your Policy will enter a grace period if the Cash Surrender
                        Value on a Monthly Date is not enough to pay the next
                        Monthly Deduction due.


                        Your Policy also may lapse (whether or not you are in the
                        selected No-lapse Period) if your Indebtedness reduces the
                        Cash Surrender Value to zero.
------------------------------------------------------------------------------------

      TAX RISKS         We anticipate that the Policy will generally be deemed a
                        life insurance contract under Federal tax law, so that the death benefit paid to the beneficiary will not be subject to
                        Federal income tax. However, there is more uncertainty with respect to Policies issued on a substandard premium class
                        basis and Policies with a Level One-Year Term Insurance
                        Rider attached. Depending on the total amount of premiums
                        you pay, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. If a Policy is
                        treated as a MEC, then surrenders, partial withdrawals, and loans under a Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a
                        10% penalty tax may be imposed on surrenders, partial
                        withdrawals, and loans taken before you reach age 59 1/2.
                        You should consult a qualified tax advisor for assistance in all Policy-related tax matters.
------------------------------------------------------------------------------------

   SURRENDER RISKS      The surrender charge under this Policy applies for 19 Policy
                        Years after the Policy Date. An additional surrender charge will be applicable for 19 years from the date of any
                        increase in the Specified Amount. It is possible that you
                        will receive no Cash Surrender Value if you surrender your
                        Policy in the first few Policy Years. You should purchase
                        this Policy only if you have the financial ability to keep it in force for a substantial period of time.

                        Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges affect the Cash
                        Surrender Value which is a measure we use to determine
                        whether your Policy will enter a grace period (and possibly lapse). See "Risk of Lapse," above.
------------------------------------------------------------------------------------

      LOAN RISKS        A Policy loan, whether or not repaid, will affect Policy
                        Value over time because we subtract the amount of the loan from the Subaccounts and Fixed Account as collateral, and
                        the loan collateral does not participate in the investment results of the Subaccounts or receive any higher current
                        interest rate credited to the Fixed Account.

                        We reduce the amount we pay on the Insured's death by the amount of any Indebtedness. Your Policy may lapse if your Indebtedness reduces the Cash Surrender Value to zero.

THE COMPANY AND THE FIXED ACCOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LIFE INVESTORS INSURANCE COMPANY OF AMERICA

Life Investors Insurance Company of America is the insurance company issuing the Policy. Life Investors was incorporated under Iowa law on September 26, 1930, and is a wholly owned indirect subsidiary of AEGON USA, Inc. Life Investors established the Separate Account to support the investment options under this Policy and under other variable life insurance policies we may issue. Our general account supports the Fixed Account options under the Policy.

IMSA. Life Investors is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become members of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "consumer" section or by contacting IMSA at:



     100 Pennsylvania Ave NW

     Suite 500 South

     Washington, DC 20004

     202-624-2121 Phone

     202-624-2115 Fax

     contact@imsaethics.org


THE FIXED ACCOUNT

The Fixed Account is part of our general account. We own the assets in the general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, the Company has sole discretion over investment of the Fixed Account's assets. The Company bears the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3% (4% for Policies issued in Florida). We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

WE HAVE NOT REGISTERED THE FIXED ACCOUNT WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE SEPARATE ACCOUNT

We established Life Investors Variable Life Account A as a separate investment account under Iowa law on July 1, 1999. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as an unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws.

We have divided the Separate Account into Subaccounts, each of which invests in shares of one portfolio among the following mutual funds:


      -   Janus Aspen Series (managed by Janus Capital Management LLC)


      -   AIM Variable Insurance Funds (advised by A I M Advisors, Inc.)

      -   Oppenheimer Variable Account Funds (managed by OppenheimerFunds, Inc.)

      - Fidelity Variable Insurance Products Funds (managed by Fidelity Management & Research Company)


      - MFS(R) Variable Insurance Trust(SM) (managed by Massachusetts Financial Services)


The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a Subaccount of the Separate Account reflect the Subaccount's own investment experience and not the investment experience of our other assets. We may not use the Separate Account's assets to pay any of our liabilities other than those arising from the Policies. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

The Separate Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus. Where permitted by applicable law, we reserve the right to:

      1.   Create new separate accounts;

      2.   Combine the Separate Account with other separate accounts;

      3. Remove, combine or add Subaccounts and make the new Subaccounts available to you at our discretion;

      4. Make new portfolios available under the Separate Account or remove existing portfolios;

      5. Substitute new portfolios for any existing portfolios if shares of a portfolio are no longer available for investment or if we determine that investment in a portfolio is no longer appropriate in light of the Separate Account's purposes;

      6. Deregister the Separate Account under the Investment Company Act of 1940 if such registration is no longer required;

      7. Operate the Separate Account as a management investment company under the Investment Company Act of 1940, or as any other form permitted by law;

      8. Manage the Separate Account under the direction of a committee at any time;

      9. Fund additional classes of variable life insurance contracts through the Separate Account; and

      10. Make any changes required by the Investment Company Act of 1940 or any other law.

New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.


We will not make any such changes without receiving any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

THE PORTFOLIOS

The Separate Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the Securities and Exchange Commission as an open-end management investment Company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the Securities and Exchange Commission.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain Subaccounts and corresponding portfolios may not be available to residents of some states.


The following table summarizes each portfolio's investment objective(s) and policies. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency and, during periods of low interest rates, the yields of money market subaccounts may become extremely low and possibly negative. You can find more detailed information about the portfolios, including a description of risks, in the prospectuses for the portfolios. You should read these prospectuses carefully.


         PORTFOLIO                                INVESTMENT OBJECTIVE
         ---------                                --------------------

JANUS ASPEN GROWTH            -  Seeks long-term growth of capital in a manner consistent with the preservation of capital. Invests primarily in
                                 common stocks of issuers of any size.

JANUS ASPEN WORLDWIDE GROWTH  -  Seeks long-term growth of capital in a manner consistent with the preservation of capital. Invests primarily in
                                 common stocks of foreign and domestic issuers of any
                                 size.

JANUS ASPEN BALANCED          -  Seeks long-term capital growth, consistent with
                                 preservation of capital and balanced by current income.

JANUS ASPEN CAPITAL           -  Seeks long-term growth of capital. Invests in common
APPRECIATION                     stocks of issuers of any size.

         PORTFOLIO                                INVESTMENT OBJECTIVE
         ---------                                --------------------
JANUS ASPEN AGGRESSIVE        -  Seeks long-term growth of capital. Normally invests at
GROWTH                           least 50% of its equity assets in securities issued by
                                 medium-sized companies.


AIM V.I. CAPITAL              -  Seeks to provide growth of capital.
APPRECIATION FUND -- SERIES


I
AIM V.I. GOVERNMENT           -  Seeks to achieve a high level of current income
SECURITIES FUND -- SERIES I      consistent with reasonable concern for safety of principal.


 AIM V.I. GROWTH FUND --      -  Seeks to provide growth of capital.
SERIES I


 AIM V.I. INTERNATIONAL       -  Seeks to provide long-term growth of capital.
GROWTH FUND -- SERIES I


AIM V.I. PREMIER EQUITY FUND  -  Seeks to achieve long-term growth of capital. Income is a
--SERIES I                       secondary objective.

OPPENHEIMER MAIN STREET       -  Seeks a high total return (which includes growth in the
GROWTH & INCOME/VA               value of its shares as well as current income) from equity and debt securities.

OPPENHEIMER MULTIPLE          -  Seeks a high total investment return, which includes
STRATEGIES/VA                    current income and capital appreciation in the value of its shares.

OPPENHEIMER BOND/VA           -  Seeks a high level of current income as its primary
                                 objective. As a secondary objective, seeks capital
                                 appreciation when consistent with its primary objective.

OPPENHEIMER STRATEGIC         -  Seeks a high level of current income principally derived
BOND/VA                          from interest on debt securities.

OPPENHEIMER HIGH INCOME/VA    -  Seeks a high level of current income from investment in high-yield, fixed-income securities. Investments include
                                 unrated securities or high-risk securities in the lower
                                 rating categories, commonly known as "junk bonds," which
                                 are subject to a greater risk of loss of principal and
                                 nonpayment of interest than higher-rated securities.


         PORTFOLIO                                INVESTMENT OBJECTIVE
         ---------                                --------------------

OPPENHEIMER MAIN STREET       -  Seeks capital appreciation to make your investment grow.
SMALL CAP/VA                     The fund invests mainly in common stocks of "small-cap"
                                 companies.

FIDELITY INDEX 500 (INITIAL   -  Seeks to provide investment results that correspond to
CLASS)                           the total return of a broad range of common stocks publicly traded in the United States, as represented by the
                                 Standard & Poor's(R) Composite Index of 500 Stocks.

FIDELITY MONEY MARKET         -  Seeks to earn a high level of current income while
(INITIAL CLASS)                  maintaining a stable $1.00 share price by investing in
                                 high-quality, short-term securities.

FIDELITY GROWTH (SERVICE      -  Seeks capital appreciation by investing primarily in
CLASS)                           common stocks.

FIDELITY CONTRAFUND(R)        -  Seeks capital appreciation by investing in securities of
(SERVICE CLASS)                  companies whose value the adviser believes is not fully
                                 recognized by the public.

FIDELITY GROWTH & INCOME      -  Seeks high total return through a combination of current
(SERVICE CLASS)                  income and capital appreciation.


FIDELITY VIP MID CAP          -  Seeks long-term growth of capital.
(SERVICE CLASS 2)


 FIDELITY VIP VALUE           -  Fidelity Management and Research (FMR) normally invests
STRATEGIES (SERVICE CLASS 2)     at least 80% of total assets in securities of companies with medium market capitalization. FMR normally invests the
                                 fund's assets primarily in common stocks.


 MFS NEW DISCOVERY SERIES     -  Seeks capital appreciation (referred to as the New
(SERVICE CLASS)                  Discovery Series).


MFS TOTAL RETURN SERIES       -  Seeks mainly to provide above-average income (compared to
(SERVICE CLASS)                  a portfolio invested entirely in equity securities)
                                 consistent with the prudent employment of capital and
                                 secondarily to provide opportunity for growth of capital
                                 and income (referred to as the Total Return Series).


MFS UTILITIES SERIES          -  Seeks capital growth and current income (income above
(SERVICE CLASS)                  that available from a portfolio invested entirely in equity securities) (referred to as the Utilities Series).


         PORTFOLIO                                INVESTMENT OBJECTIVE
         ---------                                --------------------

MFS MID CAP GROWTH SERIES     -  Seeks long-term growth of capital (referred to as the Mid
(SERVICE CLASS)                  Cap Growth Series).


MFS INVESTORS GROWTH STOCK    -  Seeks to provide long-term growth of capital and future
SERIES                           income rather than current income (referred to as the
(SERVICE CLASS)                  Investors Growth Stock Series).


MFS VALUE SERIES              -  Seeks capital appreciation and reasonable income.
(SERVICE CLASS)


In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither the Company nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example,
(1) changes in state insurance laws, (2) changes in Federal income tax laws, or
(3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a portfolio's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

THESE PORTFOLIOS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the portfolios available under the Policy may be lower or higher than the investment results of such other (publicly available) portfolios. THERE CAN BE NO ASSURANCE, AND WE MAKE NO REPRESENTATION, THAT THE INVESTMENT RESULTS OF ANY OF THE PORTFOLIOS AVAILABLE UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT RESULTS OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR NAME.


We may receive expense reimbursements or other revenues from the underlying portfolios or their managers. The amount of these reimbursements or revenues, if any, (1) may be substantial; (2) may be different for different portfolios; (3) may depend on the amount of assets that we have invested in the portfolio; and
(4) currently range from 0% to .45% of the assets we have invested in the portfolio.

Please read the portfolio prospectuses to obtain more complete information regarding the portfolios. Keep these prospectuses for future reference.

VOTING PORTFOLIO SHARES

Even though we are the legal owner of the portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Policy Value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain Owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took such action.

THE POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PURCHASING A POLICY

To purchase a Policy, you must submit a completed application and an initial premium to us at our Home Office. You may also send the application and initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy.


Generally, the Policy is available for Insureds between issue ages 0-85 for non-tobacco risk classes, and between issue ages 18-85 for tobacco risk classes. Issue Ages in California are limited to a maximum age of 59. Starting at Specified Amounts over $250,000, we add a better risk class (preferred) for non-tobacco users only. Preferred rates are available for issue ages 18-75. We can provide you with details as to these underwriting standards when you apply for a Policy. We reserve the right to modify our underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.



The minimum Specified Amount is $50,000.

WHEN INSURANCE COVERAGE TAKES EFFECT

Full insurance coverage under the Policy will take effect only if the proposed Insured is alive and in the same condition of health as described in the application when we deliver the Policy to you, and if the initial premium is paid.

CONDITIONAL INSURANCE COVERAGE. Before full insurance coverage takes effect, you may receive conditional insurance converge subject to certain requirements. This coverage shall not exceed (1) the amount of insurance applied for; or (2) $500,000, whichever is smaller, less all other sums we pay upon the death of a proposed Insured under any other pending application or policy. If a proposed Insured is less than 15 days old or more than 60 years old, no insurance shall take effect until the Policy is delivered. If we do not approve your application, we will make a full refund of the initial premium paid with the application.

If all of the following conditions of coverage have been met, then conditional insurance coverage will go into effect subject to the liability limits shown above and subject to the conditions of the Policy as applied for. The conditions of such coverage are that:

      1. the full first premium on the premium mode selected for the Policy benefits applied for, including any additional premium required for restrictions or benefits, is paid when the application is signed; and

      2. each proposed Insured has completed any required medical examinations, diagnostic tests, and interviews, or has supplied us with any additional information we require; and

      3. each proposed Insured is insurable and acceptable to us under our rules, limits and underwriting standards for the plan and for the amount applied for without modification and at the rate of premium paid.

If insurance does not take effect under these conditions, then no insurance shall take effect unless a Policy is delivered to and accepted by the applicant, and the full first premium is paid before any change in the insurability of any proposed Insured since the date of application.

Conditional life insurance coverage is void if the application contains any material misrepresentation. Benefits will also be denied if any proposed Insured commits suicide.


FULL INSURANCE COVERAGE. Once we determine that the Insured meets our underwriting requirements, full insurance coverage begins, we issue the Policy, and we begin to deduct monthly charges from your Policy Value. This date is the Policy Date. Prior to the Investment Start Date, we will place your premium (less charges) in the Premium Suspense Account. On the first Valuation Date on or following the Investment Start Date, we will transfer the amount in the Premium Suspense Account to the Subaccounts and/or the Fixed Account as you directed on your application. See "Allocating Premiums."

CANCELING A POLICY (FREE-LOOK RIGHT)

You may cancel a Policy during the free-look period by returning it to the Company, or to the agent who sold it. The free-look period generally expires 10 days after you receive the Policy, but this period will be longer if required by state law. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund all payments you made under the Policy (less any withdrawals and Indebtedness).

OWNERSHIP RIGHTS

The Policy belongs to the Owner named in the application. The Owner may exercise all of the rights and options described in the Policy. The Owner is the Insured unless the application specifies a different person as the Insured. If the Owner dies before the Insured and no contingent Owner is named, then Ownership of the Policy will pass to the Owner's estate. The Owner may exercise certain rights described below.


SELECTING AND CHANGING   -    You designate the beneficiary (the person to receive
THE                           the death benefit when the Insured dies) in the application.
BENEFICIARY              -    If you designate more than one beneficiary, then each
                              beneficiary shares equally in any death benefit unless the beneficiary designation states otherwise.
                         -    If the beneficiary dies before the Insured, then any
                              contingent beneficiary becomes the beneficiary.
                         -    If both the beneficiary and contingent beneficiary die
                              before the Insured, then we will pay the death benefit to
                              the Owner or the Owner's estate once the Insured dies.

                         -    You can change the beneficiary by providing us with a
                              Written Notice while the Insured is living.
                         -    The change in beneficiary is effective as of the date
                              your sign the Written Notice.
                         -    We are not liable for any actions we take before we
                              receive the Written Notice at our Home office.

CHANGING THE OWNER       -    You may change the Owner by providing a Written Notice
                              to us at any time while the Insured is alive.
                         -    The change takes effect on the date you sign the
                              Written Notice.
                         -    We are not liable for any actions we take before we
                              receive the Written Notice.

                         -    Changing the Owner does not automatically change the
                              beneficiary and does not change the Insured.
                         -    Changing the Owner may have tax consequences. You
                              should consult a tax advisor before changing the Owner.


ASSIGNING THE POLICY     -    You may assign Policy rights while the Insured is alive by submitting a Written Notice to our Home Office.

                         -    The Owner retains any Ownership rights that are not assigned.
                         -    Assignee may not change the Owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
                         -    Claims under any assignment are subject to proof of interest and the extent of the assignment.
                         -    We are not:

                              +   bound by any assignment unless we receive a Written Notice of the assignment at our
                                  Home Office;

                              +   responsible for the validity of any assignment; or

                              +   liable for any payment we make before we receive Written Notice of assignment at our
                                  Home Office.

                         -    Assigning the Policy may have tax consequences. See "Tax Treatment of Policy Benefits."

PREMIUMS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PREMIUM FLEXIBILITY

When you apply for a Policy, you may indicate your intention to pay premiums on a monthly, quarterly, semi-annual, or annual basis (planned premiums). However, you do not have to pay premiums according to any schedule. You have flexibility to determine the frequency and the amount of the premiums you pay. You must send all premium payments to our Home Office or such other office as we may designate from time to time. You may not pay any premiums after the Policy's Maturity Date. You may not pay premiums less than $25.


We have the right to limit, refund or reject any premium if (1) the premium would disqualify the Policy as a life insurance contract under the Internal Revenue Code; or (2) the amount you pay is less than $25; or (3) payment of a greater amount would increase the death benefit by application of the death benefit ratio (unless you provide us with satisfactory evidence of insurability) or (4) mandated under applicable law.


You can stop paying premiums at any time and your Policy will continue in force until the earlier of the Maturity Date, or the date when either (1) the Insured dies, or (2) the grace period ends without a sufficient payment (see "Lapse," below), or (3) we receive your Written Notice requesting a surrender of the Policy.

MINIMUM MONTHLY PREMIUM. On your application, you must select one of the No-Lapse Periods we offer under the Policy: 5 Policy Years; 20 Policy Years; 30 Policy Years; or to Insured's age 100. The 5 Policy Year No-Lapse Period is only for Insureds age 50 and over. Certain states may require No-Lapse Periods that differ from those we offer. Your Policy's specification page will show a Minimum Monthly Premium amount for your Policy, which is based on the Insured's age, sex, premium class, Specified Amount, riders, death benefit option and the selected No-Lapse Period. The Minimum Monthly Premium is the amount necessary to guarantee insurance coverage for the No-lapse Period. (For two Policies covering Insureds with the same age, sex, premium class, Specified Amount, riders, and death benefit option, the Minimum Monthly Premium is higher for the Policy with the longer No-Lapse Period.) Beginning on the Policy Date until the end of the No-Lapse Period, your Policy will not enter a grace period if on each Monthly Date during the No-Lapse Period, your Cash Surrender Value is enough to pay the next Monthly Deduction due, AND the sum of premiums paid less any withdrawals and Indebtedness, equals or exceeds the Cumulative Minimum Monthly Premium. See "Policy Lapse and Reinstatement." During the No-Lapse Period, we allow you to make premium payments necessary to cover any deficiency in the Cumulative Minimum Monthly Premium.

The Minimum Monthly Premium will increase if you increase the Specified Amount or add supplemental benefits to your Policy. The Minimum Monthly Premium will decrease for any supplemental benefit you decrease or discontinue. The Minimum Monthly Premium will not decrease if you decrease the Specified Amount. See "Changing the Specified Amount."

LAPSE. Under certain conditions, your Policy will enter into a 61-day grace period and possibly lapse:

      - If your Policy is in the No-Lapse Period, then the Policy will enter a grace period if on any Monthly Date the Cash Surrender Value is not enough to pay the next Monthly Deduction due, AND the sum of premiums paid minus withdrawals and Indebtedness is less than the Cumulative Minimum Monthly Premium.

      - If your Policy is not in the No-Lapse Period, then your Policy will enter a 61-day grace period if the Cash Surrender Value on any Monthly Date is not enough to pay the next Monthly Deduction due.

We will notify you when your Policy is in a grace period. If you do not make a sufficient payment before the end of the grace period, then your Policy will lapse. You may reinstate a lapsed Policy if you meet certain requirements. See "Policy Lapse and Reinstatement."


TAX-FREE EXCHANGES (1035 EXCHANGES). We may accept as part of your initial premium, money from another life insurance contract that qualified for a tax-free exchange under Section 1035 of the Internal Revenue Code, contingent upon receipt of the cash from that contract. You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. If you exchange another life insurance policy for the one described in this prospectus, you may have to pay a surrender charge on your old policy, there will be a new surrender charge period for this Policy, and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine that the exchange is in your best interest and not just better for the person selling you the Policy.


If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

ALLOCATING PREMIUMS

When you apply for a Policy, you must instruct us to allocate your net premium to one or more Subaccounts of the Separate Account and to the Fixed Account according to the following rules:

      - You must allocate at least 5% of each net premium to any Subaccount or the Fixed Account you select.

      - Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.


      - No more than 10 accounts (Subaccounts and Fixed Account) may be concurrently active (have any Policy Value in it).

      - Up to 4 times each Policy Year, you can change the allocation instructions for additional net premiums without charge by providing us with Written Notice (or any other notification we deem satisfactory) at our Home Office. Any change in allocation instructions will be effective on the date we record the change.


Investment returns from amounts allocated to the Subaccounts will vary with the investment experience of these Subaccounts and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.


Before the Investment Start Date, we will place your premium (less charges) in the Premium Suspense Account. We do not credit any interest or investment returns to amounts in the Premium Suspense Account. On the first Valuation Date on or following the Investment Start Date, we will transfer the amount in the Premium Suspense Account to the Subaccounts and/or the Fixed Account in accordance with the allocation percentages provided in your application. This transfer is not included in calculating any transfer charge. Amounts allocated from the Premium Suspense Account will be invested at the unit value next determined on the first Valuation Date on or following the Investment Start Date. We invest all net premiums paid thereafter at the unit value next determined after we receive the premium at our Home Office or such other office as we may designate from time to time.


POLICY VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

POLICY VALUE             -    serves as the starting point for calculating values
                              under a Policy;
                         -    equals the sum of all values in the Fixed Account and
                              in each Subaccount;
                         -    is determined on the Policy Date and on each Valuation
                              Date; and
                         -    has no guaranteed minimum amount and may be more or
                              less than premiums paid.

CASH SURRENDER VALUE


The Cash Surrender Value is the amount we pay to you when you surrender your Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your Written Notice for a surrender.


CASH SURRENDER           -    the Policy Value as of such date; MINUS
VALUE ON ANY             -    any surrender charge as of such date; MINUS
VALUATION DATE EQUALS:   -    any outstanding Indebtedness.

SUBACCOUNT VALUE

Each Subaccount's value is the Policy Value in that Subaccount. At the end of any Valuation Period, the Subaccount's value is equal to the number of units that the Policy has in the Subaccount, multiplied by the unit value of that Subaccount.

THE NUMBER OF            -    the initial units purchased at the unit value on the
UNITS IN ANY                  Investment Start Date; PLUS
SUBACCOUNT ON ANY        -    units purchased with additional net premiums; PLUS
VALUATION                -    units purchased via transfers from another Subaccount,
DATE EQUALS:                  the Fixed Account, or the loan reserve; MINUS
                         -    units redeemed to pay for Monthly Deductions; MINUS
                              units redeemed to pay for partial withdrawals; MINUS
                         -    units redeemed as part of a transfer to another
                              Subaccount, the Fixed Account, or the loan reserve.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the Valuation Period.

UNIT VALUE

We determine a unit value for each Subaccount to reflect how investment results affect the Policy values. Unit values will vary among Subaccounts. The unit value of each Subaccount was originally established at $10 per unit. The unit value may increase or decrease from one Valuation Period to the next.

THE UNIT VALUE OF ANY    -    the total value of the assets held in the Subaccount,
SUBACCOUNT AT THE END         determined by multiplying the number of shares of the
OF A VALUATION PERIOD         designated portfolio the Subaccount owns by the
IS CALCULATED AS:             portfolio's net asset value per share; MINUS
                         -    a deduction for the mortality and expense risk charge;
                              MINUS
                         -    the accrued amount of reserve for any taxes or other
                              economic burden resulting from applying tax laws that we
                              determine to be properly attributable to the
                              Subaccount;

                      AND THE RESULT DIVIDED BY

                         -    the number of outstanding units in the Subaccount.

FIXED ACCOUNT VALUE

On the Investment Start Date, the Fixed Account value is equal to the net premiums allocated to the Fixed Account, less the portion of the first Monthly Deduction taken from the Fixed Account.

THE FIXED ACCOUNT        -    the net premium(s) allocated to the Fixed Account; PLUS
VALUE AT THE END OF ANY  -    any amounts transferred to the Fixed Account (including
VALUATION                     amounts transferred from the loan reserve); PLUS
PERIOD IS EQUAL TO:      -    interest credited to the Fixed Account; MINUS
                         -    amounts charged to pay for Monthly Deductions; MINUS
                         -    amounts withdrawn from the Fixed Account; MINUS
                         -    amounts transferred from the Fixed Account to a
                              Subaccount or to the loan reserve.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

SERVICES AND             -    the death benefit, cash and loan benefits under the
                              Policy
BENEFITS WE              -    investment options, including premium allocations
PROVIDE:                 -    administration of elective options
                         -    the distribution of reports to Owners

COSTS AND EXPENSES WE    -    costs associated with processing and underwriting
                              applications, issuing and administering the Policy
                              (including any riders)
INCUR:                   -    overhead and other expenses for providing services and
                              benefits
                         -    sales and marketing expenses
                         -    other costs of doing business, such as collecting
                              premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state and local
                              premium and other taxes and fees

RISKS WE ASSUME:         -    that the cost of insurance charges we may deduct are
                              insufficient to meet our actual claims because Insureds die sooner than we estimate
                         -    that the costs of providing the services and benefits
                              under the Policies exceed the charges we deduct

EXPENSE CHARGE

We deduct an expense charge from each premium payment to compensate us for distribution expenses and state and local premium taxes. We credit the remaining amount (the net premium) to your Policy Value according to your allocation instructions. The expense charge currently varies by Policy Year and is guaranteed not to exceed 5% of each premium in any Policy Year:

                Premiums paid during first 10 Policy Years: expense charge = 5%

                Premiums paid after first 10 Policy Years: expense charge = 2.5%

While we may change the expense charge, we guarantee that the expense charge will not exceed 5% of premiums paid in any Policy Year.


That portion of the expense charge, if any, that may be attributable to premium taxes may not reflect the actual premium tax charged in your state. Rather, it is an average of the premium tax expenses we expect to incur.


MONTHLY DEDUCTION

We deduct a Monthly Deduction from the Policy Value on the Policy Date and on each Monthly Date. We will make deductions from each Subaccount and the Fixed Account on a pro rata basis (i.e., in the same proportion that the value in each Subaccount and the Fixed Account bears to the total Policy Value on the Monthly
Date). Because portions of the Monthly Deduction (such as the cost of insurance) can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction has four components:

      -   a cost of insurance charge for the Policy;

      -   a $10 monthly administrative charge;

      -   charges for any riders; and

      -   any charges for a substandard premium class rating.

COST OF INSURANCE. We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The charge depends on a number of variables (age, sex, premium class, and Specified Amount) that would cause it to vary from Policy to Policy and from Monthly Date to Monthly Date.

We calculate the cost of insurance charge separately for the initial Specified Amount and for any increase in Specified Amount. If we approve an increase in your Policy's Specified Amount, then a different premium class (and a different cost of insurance charge) may apply to the increase, based on the Insured's circumstances at the time of the increase.

COST OF                  The cost of insurance charge is equal to:
INSURANCE
CHARGE                   -   the monthly cost of insurance rate; MULTIPLIED BY
                         -   the net amount at risk for your Policy on the Monthly
                             Date.

                         The net amount at risk is equal to:

                         -   the death benefit at the beginning of the month; DIVIDED
                             BY
                         -   1.0024663 (1.0032737 for Policies issued in Florida)
                             which is a "risk rate divisor" (a factor that reduces the
                             net amount at risk, for purposes of computing the cost
                             of insurance, by taking into account assumed monthly
                             earnings at an annual rate of 3.0% (4.0% for Policies
                             issued in Florida)); MINUS
                         -   the Policy Value at the beginning of the month.

We base the cost of insurance rates on the Insured's age, sex, premium class and Specified Amount. The actual monthly cost of insurance rates are based on our expectations as to future mortality experience. The rates will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the 1980 Commissioner's Standard Ordinary (C.S.O.) Mortality Tables and the Insured's age and premium class. For standard premium classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. tables.

MONTHLY ADMINISTRATIVE CHARGE. Each month we deduct a $10 monthly administrative charge to compensate us for expenses such as record keeping, processing death benefit claims and Policy changes, and overhead costs. This charge will not exceed $10 per month.

CHARGES FOR RIDERS. The Monthly Deduction includes charges for any supplemental insurance benefits you add to your Policy by rider. See "Supplemental Benefits and Riders."

CHARGES FOR A SUBSTANDARD PREMIUM CLASS RATING. The Monthly Deduction includes a charge we apply if our underwriting places the Insured in a substandard premium class rating.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge from each Subaccount (not the Fixed Account) to compensate us for certain mortality and expense risks we assume. The mortality risk is that an Insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy. This charge is equal to:

      -   the assets in each Subaccount, MULTIPLIED BY

      - 0.00002047, which is the daily portion of the annual mortality and expense risk charge rate of 0.75% during all Policy Years.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose including covering distribution expenses.

SURRENDER AND WITHDRAWAL CHARGES

SURRENDER CHARGE. If you fully surrender your Policy during the first 19 Policy Years, we deduct a surrender charge from your Policy Value and pay the remaining amount (less any outstanding Indebtedness) to you. The payment you receive is called the Cash Surrender Value. The surrender charge varies based on your age, sex, premium class, and initial Specified Amount. The highest surrender charge on any Policy occurs in the first Policy Year or the first year following an increase in the Specified Amount. An increase in the Specified Amount will increase the surrender charge, but a decrease in the Specified Amount will not result in a decrease in the surrender charge. The maximum surrender charge for any Insured is $58 per $1,000 of Specified Amount.

The table below provides the maximum applicable surrender charges for the initial Specified Amount for selected sample Insureds. Your Policy's specifications page indicates the surrender charges applicable to your Policy. A separate surrender charge that lasts for 19 years applies to each Specified Amount increase. No surrender charges are assessed upon withdrawals or Specified Amount decreases.

        SURRENDER CHARGE PER $1,000 OF SPECIFIED AMOUNT; INSURED AGE 35

-----------------------------------------------------------
                 MALE                   FEMALE
              NON-TOBACCO    MALE     NON-TOBACCO   FEMALE
POLICY YEAR  AND PREFERRED  TOBACCO  AND PREFERRED  TOBACCO
-----------------------------------------------------------
     1          $24.00      $28.00      $22.00      $24.00
     2          $22.80      $26.60      $20.90      $22.80
     3          $21.60      $25.20      $19.80      $21.60
     4          $20.40      $23.80      $18.70      $20.40
     5          $19.20      $22.40      $17.60      $19.20
     6          $18.00      $21.00      $16.50      $18.00
     7          $16.80      $19.60      $15.40      $16.80
     8          $15.60      $18.20      $14.30      $15.60
     9          $14.40      $16.80      $13.20      $14.40
    10          $13.20      $15.40      $12.10      $13.20
    11          $12.00      $14.00      $11.00      $12.00
    12          $10.80      $12.60       $9.90      $10.80
    13           $9.60      $11.20       $8.80       $9.60
    14           $8.40       $9.80       $7.70       $8.40
    15           $7.20       $8.40       $6.60       $7.20
    16           $6.00       $7.00       $5.50       $6.00
    17           $4.80       $5.60       $4.40       $4.80
    18           $3.60       $4.20       $3.30       $3.60
    19           $2.40       $2.80       $2.20       $2.40
    20           $0.00       $0.00       $0.00       $0.00


THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THIS CHARGE BEFORE YOU REQUEST A SURRENDER. For older insureds, the charge will be higher than the figures shown above. Under some circumstances the level of surrender charges might result in no Cash Surrender Value available.


WITHDRAWAL CHARGE. After the first Policy Year, you may request a partial withdrawal from your Policy Value. For each withdrawal, we will deduct from your Policy Value a fee equal to the lesser of $25 or 2% of the amount withdrawn.

TRANSFER CHARGE

      - We currently allow you to make 12 transfers each Policy Year free of charge.

      - We charge $25 for the 13th and each additional transfer among the Subaccounts and Fixed Account during a Policy Year. We will not increase this charge.

      - For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer.

      -   We deduct the transfer charge from the amount being transferred.

      - Transfers we effect to reallocate amounts on the Investment Start Date, and transfers due to dollar cost averaging, asset rebalancing, or loans, do NOT count as transfers for the purpose of assessing this charge.

PORTFOLIO EXPENSES

The value of the net assets of each Subaccount reflects the investment advisory (management) fees and other expenses incurred by the corresponding portfolio in which the Subaccount invests. For further information on the management fees, see the portfolios' prospectuses and Annual Portfolio Operating Expenses table included in the summary of this prospectus.

DEATH BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DEATH BENEFIT PROCEEDS

As long as the Policy is in force, we will pay the death benefit proceeds to the primary beneficiary or a contingent beneficiary once we receive satisfactory proof of the Insured's death. We may require you to return the Policy. If the beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the Owner or the Owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option. See "Payment Options."

DEATH BENEFIT            -    the death benefit (described below); PLUS
PROCEEDS EQUAL:          -    any additional insurance provided by rider; MINUS
                         -    any past due Monthly Deductions; MINUS
                         -    any outstanding Indebtedness on the date of death.


If all or part of the death benefit proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the Insured's death at our Home Office to the date we make payment.



An increase in the Specified Amount will increase the death benefit and a decrease in the Specified Amount will decrease the death benefit. A change in the Specified Amount may have tax consequences.


We may further adjust the amount of the death benefit proceeds under certain circumstances. See "Our Right to Contest the Policy," and "Misstatement of Age or Sex."

DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: Increasing Option (varying death benefit), and Level Option (level death benefit). We calculate the amount available under each death benefit option as of the date of the Insured's death. After the first Policy Year, you may change death benefit options once each 12-month period.

The death benefit        -  the Specified Amount PLUS the Policy Value on the
                            Insured's date of death; OR
under the                -  the Policy Value on the Insured's date of death
INCREASING OPTION           is multiplied by the applicable death benefit ratio.
the greater of:

Under the Increasing Option, the death benefit always varies as the Policy Value varies.

The death benefit        -  the Specified Amount on the Insured's date of death; OR
under the LEVEL OPTION   -  the Policy Value on the Insured's date of death
is the greater of:       multiplied by the applicable death benefit ratio.

Under the Level Option, your death benefit does not change unless the death benefit ratio multiplied by the Policy Value is greater than the Specified Amount. Then the death benefit will vary as the Policy Value varies. The death benefit will also vary if you change the Specified Amount or Death Benefit Option.

You must choose between two death benefit options under the Policy. If you do not select a death benefit option, the Level Option will apply. After the first Policy Year, you may change death benefit options once each 12-month period.

The DEATH BENEFIT RATIO is a ratio set forth in the Federal tax code based on the Insured's age at the beginning of each Policy Year. The following table indicates the applicable death benefit ratio for different ages:

    AGE                 DEATH BENEFIT RATIO
------------------------------------------------------
40 and under                    2.50
  41 to 45    2.50 minus 0.07 for each age over age 40
  46 to 50    2.15 minus 0.06 for each age over age 45
  51 to 55    1.85 minus 0.07 for each age over age 50
  56 to 60    1.50 minus 0.04 for each age over age 55
  61 to 65    1.30 minus 0.02 for each age over age 60
  66 to 70    1.20 minus 0.01 for each age over age 65
  71 to 74    1.15 minus 0.02 for each age over age 70
  75 to 90                      1.05
  91 to 94    1.05 minus 0.01 for each age over age 90
95 and above                    1.00

If the Federal tax code requires us to determine the death benefit by reference to these death benefit ratios, the Policy is described as "in the corridor." An increase in the Policy Value will increase our risk, and we will increase the cost of insurance we deduct from the Policy Value.

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Year, you may change death benefit options once each 12-month period. Changing the death benefit option may have tax consequences. You should consult a tax advisor before changing death benefit options. Please note the following when changing death benefit options:


      -   You must send a Written Notice to our Home Office.


      - The effective date of the change will be the Monthly Date on or following the date when we approve your request for a change.

      - We will send you a Policy endorsement with the change to attach to your Policy.

If you change FROM INCREASING OPTION TO LEVEL OPTION:

      -   We may require that you provide satisfactory evidence of insurability.

      - The Specified Amount will change. The new Level Option Specified Amount will equal the Increasing Option Specified Amount plus the Policy Value on the effective date of the change.

      -   Your Minimum Monthly Premium may change.

If you change FROM LEVEL OPTION TO INCREASING OPTION:

      -   We may require that you provide satisfactory evidence of insurability


      - The Specified Amount will change. The new Increasing Option Specified Amount will equal the Level Option Specified Amount less the Policy Value immediately before the change, but the new Specified Amount may not be less than the minimum Specified Amount shown on your Policy.


      -   Your Minimum Monthly Premium may change.

EFFECTS OF WITHDRAWALS ON THE DEATH BENEFIT

If the Level Option is in effect, a withdrawal will reduce the Specified Amount by the amount of the withdrawal (not including the withdrawal fee), and will reduce the Policy Value by the amount of the withdrawal (including the withdrawal fee). The reduction in Specified Amount will be subject to the terms of the Changing the Specified Amount section below.

If the Increasing Option is in effect, a withdrawal will not affect the Specified Amount.

CHANGING THE SPECIFIED AMOUNT

You select the Specified Amount when you apply for the Policy. After the first Policy Year, you may change the Specified Amount once each 12-month period subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. However, changing the Specified Amount may have tax consequences and you should consult a tax advisor before doing so.

       INCREASING THE SPECIFIED AMOUNT


      - You may increase the Specified Amount by submitting a Written Notice and providing evidence of insurability satisfactory to us. The increase will be effective on the next Monthly Date after we approve the increase request.


      -   The minimum increase is $10,000.

      - Increasing the Specified Amount will increase your Minimum Monthly Premium and cause the No-Lapse Period to begin again.

      - Increasing the Specified Amount will result in an additional surrender charge that lasts for 19 years.

      - A different cost of insurance charge may apply to the increase in Specified Amount, based on the Insured's circumstances at the time of the increase.

       DECREASING THE SPECIFIED AMOUNT


      - You must submit a Written Notice to decrease the Specified Amount, but you may not decrease the Specified Amount below the minimum amount shown on your Policy specifications page.


      - Any decrease will be effective on the next Monthly Date after we process your written request.

      - For purposes of determining the cost of insurance charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount.

      - A decrease in Specified Amount may require that a portion of Policy Value be distributed as a withdrawal in order to maintain Federal tax compliance.

      - Decreasing the Specified Amount will not affect the Minimum Monthly Premium or the surrender charges.

PAYMENT OPTIONS

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. None of these options (described below) vary with the investment performance of a separate account. We will also use any other method of settlement that is agreeable to you and us. More detailed information concerning the following settlement options is available upon request to our Home Office.

Interest Payments        The Company will pay interest on the proceeds at such times and for a period that is agreeable to you and the Company.
                         At the end of the period the Company will pay out the
                         remainder of the proceeds.

Payments for a           The Company will make equal monthly payments for a specified
Specified Period         number of years

Life Income              The Company will make equal monthly payments for the
                         remainder of the life of the recipient. Payments may be
                         guaranteed for a period of 10 or 20 years.

Payment of a Designated  The Company will make monthly payments of a specified amount
Amount                   until all of the proceeds and any interest are fully paid
                         out.

Joint and Survivor Life  The Company will make equal monthly payments during the
Income joint lifetime of two persons and continue the payments during the lifetime of the survivor.

SURRENDERS AND PARTIAL WITHDRAWALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS


      - You may send a Written Notice to surrender your Policy for its Cash Surrender Value as calculated at the end of the Valuation Date when we receive your Notice. A surrender may have tax consequences. See "Tax Treatment of Policy Benefits."



      - The Insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your Written Notice at our Home Office. We may require that you return the Policy.


      - If you surrender your Policy during the first 19 Policy Years (or during the first 19 years after an increase in the Specified Amount), you will incur a surrender charge that varies based on the Insured's age, sex, premium class and Specified Amount. See "Charges and Deductions -- Surrender and Withdrawal Charges."

      - Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

      - We will pay you the Cash Surrender Value in a lump sum within seven days unless you request other arrangements.

WITHDRAWALS

After the 1st Policy Year, you may request to withdraw a portion of your Policy Value subject to certain conditions.

      -   You may make only one withdrawal per Policy Year.


      - You must: (1) send your Written Notice to our Home Office and (2) request at least $500.


      - If you request a withdrawal that would leave a Cash Surrender Value of less than $500, then we will treat it as a request to surrender your Policy.

      - For each withdrawal, we deduct (from the remaining Policy Value) a fee equal to the lesser of $25 or 2% of the amount withdrawn. See "Charges and Deductions -- Surrender and Withdrawal Charges."

      - You can specify the Subaccount(s) and Fixed Account from which to make the withdrawal; otherwise we will deduct the amount (including any fee) from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Policy Value contained in each Subaccount and the Fixed Account).

      - We will process the withdrawal at the unit values next determined after we receive your request.


      - We generally will pay a withdrawal request from the Subaccounts within seven days after the Valuation Date when we receive the Written Notice. We reserve the right to defer any withdrawals from the Fixed Account for up to six months (or any shorter period required by law). We will not defer a withdrawal if you are applying the withdrawal amount to a premium payment to us.


      - Withdrawals may have tax consequences. See "Tax Treatment of Policy Benefits."

TRANSFERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You may make transfers from the Subaccounts or from the Fixed Account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. The following features apply to transfers under the Policy:

      -   You may make an unlimited number of transfers in a Policy Year.


      - You may request transfers by sending a Written Notice to our Home Office, or by telephone.


      - You must transfer at least $100, or, if less, the total value in the Subaccount or Fixed Account.

      - We deduct a $25 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. Transfers we effect from the Premium Suspense Account, and transfers resulting from loans, dollar cost averaging, asset rebalancing, and the exchange privilege are NOT treated as transfers for purposes of the transfer charge.

      - We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved. We will treat all transfer requests received on the same day as a single request.

      - We process transfers based on unit values determined at the end of the Valuation Date when we receive your transfer request.

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the Subaccounts and the Fixed Account on your behalf according to your instructions. To make a telephone transfer, you may call 1-800-625-4213.

Please note the following regarding telephone transfers:

      - We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

      - We will employ reasonable procedures to confirm that telephone instructions are genuine.

      - Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.




The corresponding portfolio of any Subaccount determines its net asset value per share once daily, as of the close of the regular business session of the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time), which coincides with the end of each Valuation Period. Therefore, we will process any transfer request we receive after the close of the regular business session of the NYSE, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

We may, at any time, revoke or modify the transfer privilege.


We cannot guarantee that telephone or facsimile transactions will always be available. For example, our Home Office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. Outages or slowdowns may prevent or delay our receipt of your request.


EXCHANGE PRIVILEGE

At any one time, you may exercise the Exchange Privilege under your Policy which results in the transfer of the entire amount in the Separate Account to the Fixed Account, and the allocation of all future net premiums to the Fixed Account. This serves as an exchange of the Policy for the equivalent of a flexible premium fixed benefit life insurance policy. We will not assess any transfer or other charges in connection with the Exchange Privilege.

DOLLAR COST AVERAGING


You may elect to participate in a dollar cost averaging program by sending a Written Notice to our Home Office. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Fixed Account over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy and the success depends on market trends. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.



To participate in dollar cost averaging, you must place at least $2,500 in a "source account" (either the Fixed Account, AIM V.I. Government Securities Fund Subaccount, Oppenheimer Bond Fund/VA Subaccount, or the Fidelity VIP Money Market Portfolio Subaccount). There can be only one source account. Each month, we will automatically transfer equal amounts (minimum $100) from the source account to your designated "target accounts." You may have multiple target accounts.


There is no charge for dollar cost averaging. A transfer under this program is NOT considered a transfer for purposes of assessing the transfer fee.

DOLLAR COST              -    we receive your written request to cancel your
                              participation;
AVERAGING WILL           -    the value in the source account is exhausted;
END IF:                  -    you elect to participate in the asset rebalancing
                              program.

We may modify, suspend, or discontinue the dollar cost averaging program at any time.

ASSET REBALANCING PROGRAM

We also offer an asset rebalancing program under which we will automatically transfer amounts semi-annually to maintain a particular percentage allocation among the Subaccounts. Policy Value allocated to each Subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the Policy Value in the Subaccounts at the end of each semi-annual period to match your Policy's currently effective premium allocation schedule. The asset rebalancing program will transfer Policy Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). Over time, this method of investing may help you buy low and sell high. The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses. Policy Value in the Fixed Account is not available for this program.


TO PARTICIPATE IN THE    -    you must complete an asset rebalancing request form and
ASSET REBALANCING             submit it to us before the Maturity Date
PROGRAM:                 -    you must have a minimum Policy Value of $2,500.

If you elect asset rebalancing, it will occur on each semi-annual anniversary of the Policy Date. You may modify your allocations up to 4 times in a Policy Year. Once we receive the asset rebalancing request form at our Home Office, we will effect the initial rebalancing semi-annually, in accordance with the Policy's current premium allocation schedule. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day the NYSE is open. There is no charge for the asset rebalancing program. Any reallocation which occurs under the asset rebalancing program will NOT be counted towards the 12 free transfers allowed during each Policy Year. You can begin or end this program only once each Policy Year.


ASSET REBALANCING        -    you elect to participate in the dollar cost averaging
                              program;
WILL END IF:             -    we receive your request to discontinue participation;
                              or
                         -    you make a transfer to or from any Subaccount other
                              than under a scheduled rebalancing (not including transfers in connection with loans).

We may modify, suspend, or discontinue the asset rebalancing program at any time.

LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

While the Policy is in force, you may borrow money from us using the Policy as the only collateral for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences.

LOAN CONDITIONS:


      -   You may request a loan by sending a Written Notice to our Home Office.


      -   The MINIMUM LOAN you may take is $250.

      - The MAXIMUM LOAN you may take is 90% (100% in certain states) of the Cash Surrender Value, minus 6 months of Monthly Deductions.

      - To secure the loan, we transfer an amount equal to the loan (plus loan interest in advance) from the Separate Account and Fixed Account to the loan reserve, which is a part of the Fixed Account. Unless you specify otherwise, we will transfer the loan from the Subaccounts and the Fixed Account on a pro-rata basis.

      - Amounts in the loan reserve earn interest at an annual rate guaranteed not to be lower than 3.0% (4.0% for Policies issued in Florida). We may credit the loan reserve with an interest rate different than the rate credited to net premiums allocated to the Fixed Account.

      - We normally pay the amount of the loan within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions. See "Payments We Make."

      - We charge you a maximum interest rate of 5.66% per year on your loan. Interest is due and payable at the beginning of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid before the beginning of the next Policy Year.


      - After the 10th Policy Year, we consider certain portions of the loan amount to be preferred loans. The maximum preferred loan available in each Policy Year is 25% of the Policy Value (subject to the maximum loan amount). We charge a maximum annual interest rate of 3.85% in advance on preferred loan amounts. Preferred loans may have tax consequences.


      -   We cannot change the interest rate on a loan once you take the loan.

      - You may repay all or part of your Indebtedness at any time. Loan repayments must be at least $25 unless the loan amount is less than $25 in which case full payment is required. The payment must be clearly marked as "loan repayments" or they will be credited as premiums if they meet minimum premium requirements.

      - Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan reserve to the Fixed and/or Separate Account according to your current premium allocation schedule.

      - We deduct any Indebtedness from the Policy Value upon surrender, and from the death benefit proceeds payable on the Insured's death.

      - If your Indebtedness equals or exceeds the Policy Value less any applicable surrender charge (thereby reducing the Cash Surrender Value to zero), then your Policy will enter a grace period. See "Policy Lapse and Reinstatement."

EFFECT OF POLICY LOANS

A loan affects the Policy, because the death benefit proceeds and Cash Surrender Value include reductions for the amount of any Indebtedness. Repaying a loan causes the death benefit and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan in the loan reserve. This amount is not affected by the Subaccounts' investment performance and may not be credited with the interest rates accruing on the Fixed Account. Amounts transferred from the Separate Account to the loan reserve will affect the Policy Value, even if the loan is repaid, because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the Separate Account.

There are risks involved in taking a loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. If the Policy is a "modified endowment contract" (see "Federal Tax Considerations"), then a loan will be treated as a withdrawal for Federal income tax purposes. A loan may also have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding.

We will notify you (and any assignee of record) if the sum of your Indebtedness is more than the Policy Value less any applicable surrender charge. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse. See "Policy Lapse and Reinstatement."

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE

Under certain conditions, your Policy may enter a 61-day grace period, and possibly lapse (terminate without value):

      - If your Policy is in the No-Lapse Period you have selected, then the Policy will enter a grace period only if on a Monthly Date the Cash Surrender Value is not enough to pay the next Monthly Deduction due, AND the sum of premiums paid minus withdrawals and Indebtedness is less than the Cumulative Minimum Monthly Premium.

      - If your Policy is not in the No-Lapse Period you have selected, then your Policy will enter a grace period if the Cash Surrender Value on any Monthly Date is not enough to pay the next Monthly Deduction due.

If you have taken a loan, then your Policy also will enter a grace period (and possibly lapse) whenever your Indebtedness reduces the Cash Surrender Value to zero.

If your Policy enters into a grace period, we will mail a notice to your last known address and to any assignee of record. The 61-day grace period begins on the date of the notice. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits.

REINSTATEMENT

Unless you have surrendered your Policy for its Cash Surrender Value, you may reinstate a lapsed Policy at any time within 5 years after the end of the grace period (and prior to the Maturity Date) by submitting all of the following items to us at our Home Office:

      1.   a Written Notice requesting reinstatement;

      2.   the Insured's written consent to reinstatement;

      3.   evidence of insurability we deem satisfactory;

      4.   payment or reinstatement of any Indebtedness; and

      5. payment of enough premium to keep the Policy in force for at least 3 months.

The effective date of reinstatement will be the first Monthly Date on or next following the date we approve your application for reinstatement. We reserve the right to decline a reinstatement request.

FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following summarizes some of the basic Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.


TAX STATUS OF THE POLICY. A Policy must satisfy certain requirements set forth in the Internal Revenue Code ("Code") in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts. The manner in which these requirements are to be applied to certain innovative features of the Policy are not directly addressed by the Code, and/or there is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy should generally satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, there is, however, some uncertainty about the application of such requirements to the Policy. There is more uncertainty with respect to Policies issued on a substandard premium class basis and Policies with a Level One-Year Term Insurance Rider attached. In addition, if you elect the Terminal Illness Accelerated Death Benefit, the tax consequences associated with continuing the Policy after a distribution is made are unclear. Please consult a tax advisor on these consequences. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.


In certain circumstances, Owners of variable life insurance contracts have been considered for Federal income tax purposes to be the Owners of the assets of the Separate Account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract Owners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility to allocate premiums and Policy Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over Separate Account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the Owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


IN GENERAL. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state and local transfer, estate, and other tax consequences of Ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. You should consult a tax advisor on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), then the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract." Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.



MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance contracts are classified as "Modified Endowment Contracts" ("MECs") and receive less favorable tax treatment than other life insurance contracts. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.


Upon issue of your Policy, you will be notified as to whether or not your Policy is classified as a MEC based on the initial premium we receive. You may request an illustration which will indicate the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, we will immediately notify you and your agent. At that time, you will need to notify us if you want to continue your Policy as a MEC.

DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

      - All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the unloaned Policy Value immediately before the distribution plus prior distributions over the Owner's total investment in the Policy at that time. They will be treated as tax-free recovery of the Owner's investment in the Policy only after all such excess has been distributed. "Total investment in the Policy" means the aggregate amount of any premiums or other considerations paid for a Policy, plus any previously taxed distributions.

      - Loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.


      - A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary.


      - If a contract becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a contract within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a contract that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT
CONTRACTS. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, there is some uncertainty as to the tax treatment of a Preferred Loan under a Policy that is not a MEC and you should consult a tax advisor on this point.

Finally, neither distributions from nor loans from (or secured by) a Policy that is not a MEC are subject to the 10% additional tax.

DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.


MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.


WITHHOLDING. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withhold from distributions.

BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the Internal Revenue Service has recently issued guidance related to split-dollar insurance. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement.

ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.


OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the insured's 100th birthday are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th birthday.


POSSIBLE TAX LAW CHANGES. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

POSSIBLE CHARGES FOR OUR TAXES. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

OTHER POLICY INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OUR RIGHT TO CONTEST THE POLICY

In issuing this Policy, we rely on all statements made by or for you and/or the Insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

In the absence of fraud or non-payment of a Monthly Deduction, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the Insured's lifetime for two years after:

      (a)   the Policy Date;

      (b) the effective date of any increase in the Specified Amount (and then only for the increased amount); or

      (c)   the effective date of any reinstatement.

SUICIDE EXCLUSION

If the Insured commits suicide, while sane or insane, within two years of the Policy Date, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any Indebtedness, and less any withdrawals previously paid.

If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Specified Amount, the Policy will terminate and our liability for the amount of increase will be limited to the cost of insurance for the increase.

Certain states may require suicide exclusion provisions that differ from those stated here.

MISSTATEMENT OF AGE OR SEX

If the Insured's age or sex was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, our secretary, or one of our officers. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

      - to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company or the Separate Account is subject; or

      - to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

      -   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with such laws.

PAYMENTS WE MAKE

We usually pay the amounts of any surrender, withdrawal, death benefit, or settlement options within seven business days after we receive all applicable Written Notices and/or due proofs of death. However, we can postpone such payments if:

      - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the Securities and Exchange Commission (SEC); OR

      - the SEC permits, by an order or less formal interpretation (e.g., no-action letter), the postponement of any payment for the protection of Owners; OR

      - the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable.

We have the right to defer payment of amounts from the Fixed Account for up to 6 months.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, withdrawals, death benefit proceeds, or payments under a payment option until such check or draft has been honored.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, the Company would not be allowed to process any request for withdrawals, surrenders, loans, or death benefits, make transfers, or continue making payments under your death benefit option. If a Policy or account is frozen, the Policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator.


REPORTS TO OWNERS

At least once each year, or more often as required by law, we will mail to Owners at their last known address a report showing the following information as of the end of the report period:

      -   the current Policy Value

      -   the current Cash Surrender Value

      -   the current death benefit

      - any activity since the last report (e.g., premiums paid, withdrawals, deductions, loans or loan repayments, and other transactions)

      -   any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including changes in Specified Amount, transfers, partial withdrawals, increases in Indebtedness, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

RECORDS

We will maintain all records relating to the Separate Account and the Fixed Account at our Home Office.

POLICY TERMINATION

Your Policy will terminate on the earliest of:

      -   the Maturity Date;

      -   the end of the grace period without a sufficient payment;

      -   the date the Insured dies; or

      -   the date you surrender the Policy.

SUPPLEMENTAL BENEFITS AND RIDERS

The following supplemental benefits and riders are available under the Policy. We deduct any monthly charges for these benefits and riders from Policy Value as part of the Monthly Deduction. The benefits and riders available (which are summarized below) provide fixed benefits that do not vary with the investment experience of the Separate Account. For each Policy, we automatically provide the supplemental benefits listed below. However, the riders listed below are only added if you elect them. They are subject to certain limitations and there is generally an extra charge for each rider. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these supplemental benefits and riders.


SUPPLEMENTAL BENEFITS


     EXTENDED MATURITY DATE: Extends the Maturity Date past the original Maturity Date. You must send a Written Notice requesting this benefit (and we must receive it at our Home Office) within 30 days prior to the original Maturity Date. The tax consequences of keeping the Policy in force beyond the Insured's 100th birthday are uncertain and you should consult a tax advisor before doing so.


     TERMINAL ILLNESS ACCELERATED BENEFIT: You may elect to receive a portion of the death benefit proceeds in a "single sum benefit" if the Insured has incurred a terminal condition while the Policy is in force and has a life expectancy of one year or less. A doctor must certify the Insured's life expectancy. The maximum amount of this benefit is the lesser of 75% of Specified Amount or $500,000. Payment of any amounts under this benefit will result in reductions in your Policy Value, Specified Amount, and certain Policy benefits. The tax consequences of electing to receive a terminal illness accelerated benefit are uncertain and you should consult a tax advisor before making this election.

RIDERS

      - WAIVER OF PREMIUM BENEFIT: Waives the initial planned premium if the Insured becomes totally and permanently disabled for at least six consecutive months prior to the Policy anniversary following the Insured's 60th birthday.

      - WAIVER OF MONTHLY DEDUCTION: Waives the Monthly Deduction if the Insured becomes totally and permanently disabled for at least six consecutive months prior to the Policy anniversary following the Insured's 60th birthday.

      - LEVEL ONE-YEAR TERM INSURANCE: Provides one-year renewable term insurance on the Insured in addition to the proceeds payable under the Policy. You should consult your representative to determine if you would benefit from this rider.

      - ADDITIONAL INSURED'S LEVEL ONE-YEAR TERM INSURANCE: Provides one-year renewable term insurance on an additional Insured.

      - ACCIDENTAL DEATH BENEFIT: Provides for payment of an additional benefit if the Insured dies due to and within 90 days of an accidental injury that occurred on or before the Policy anniversary when the Insured is age 65.

      - GUARANTEED INSURABILITY BENEFIT: Provides options to purchase additional insurance without evidence of insurability.

      - CHILDREN'S BENEFIT: Provides level term insurance on each of the Insured's dependent children, until their 25th birthday.

PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

In order to demonstrate how the actual investment experience of the portfolios could have affected the death benefit, Policy Value and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment experience of each portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

The illustrations are based on the payment of a $1,080 annual premium, paid at the beginning of each year for a hypothetical Policy with a $100,000 Specified Amount, Level Death Benefit option, issued to a tobacco risk class male, age 35.

The values we illustrate for death benefit, Policy Value and Cash Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account and the portfolios. We have not deducted premium taxes or charges for any riders. These taxes and charges would lower the performance figures significantly if reflected.

The following example shows how the hypothetical net return of the Janus Aspen Growth Portfolio would have affected benefits for a Policy dated January 1, 1994. This example assumes that the Net Premiums and related Policy Values were in the Subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                          JANUS ASPEN GROWTH PORTFOLIO

                   Male, Issue Age 35, $1,080 Annual Premium

                   ($100,000 Specified Amount, Tobacco Risk)

                              Level Death Benefit

                 Both Current and Guaranteed Costs and Expenses



                                        POLICY VALUE             CASH SURRENDER VALUE
                                    --------------------         --------------------
POLICY ANNIVERSARY ON JANUARY 1 OF  CURRENT   GUARANTEED         CURRENT   GUARANTEED
----------------------------------  -------   ----------         -------   ----------
1995                                $   655     $  653           $    0      $    0
1996*                               $ 1,706     $1,702           $    0      $    0
1997*                               $ 2,747     $2,739           $  227      $  219
1998*                               $ 4,095     $4,085           $1,715      $1,705
1999*                               $ 6,338     $6,322           $4,098      $4,082
2000*                               $10,090     $9,894           $7,990      $7,794
2001*                               $ 9,084     $8,778           $7,124      $6,818
2002*                               $ 7,201     $6,831           $5,381      $5,011


* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.


The following example shows how the hypothetical net return of the Janus Aspen Worldwide Growth Portfolio would have affected benefits for a Policy dated January 1, 1994. This example assumes that the Net Premiums and related Policy Values were in the Subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.




                     JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

                   Male, Issue Age 35, $1,080 Annual Premium

                   ($100,000 Specified Amount, Tobacco Risk)

                              Level Death Benefit

                 Both Current and Guaranteed Costs and Expenses



                                        POLICY VALUE             CASH SURRENDER VALUE
                                    --------------------         --------------------
POLICY ANNIVERSARY ON JANUARY 1 OF  CURRENT   GUARANTEED         CURRENT   GUARANTEED
----------------------------------  -------   ----------         -------   ----------
1995                                $   645    $   643           $    0      $    0
1996*                               $ 1,653    $ 1,648           $    0      $    0
1997*                               $ 2,943    $ 2,935           $  423      $  415
1998*                               $ 4,312    $ 4,302           $1,932      $1,922
1999*                               $ 6,289    $ 6,274           $4,049      $4,034
2000*                               $11,474    $11,261           $9,374      $9,161
2001*                               $10,124    $ 9,809           $8,164      $7,849
2002*                               $ 8,229    $ 7,845           $6,409      $6,025


* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.

The following example shows how the hypothetical net return of the Janus Aspen Balanced Portfolio would have affected benefits for a Policy dated January 1, 1994. This example assumes that the Net Premiums and related Policy Values were in the Subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.



                         JANUS ASPEN BALANCED PORTFOLIO
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                 Both Current and Guaranteed Costs and Expenses




                                        POLICY VALUE             CASH SURRENDER VALUE
                                    --------------------         --------------------
POLICY ANNIVERSARY ON JANUARY 1 OF  CURRENT   GUARANTEED         CURRENT   GUARANTEED
----------------------------------  -------   ----------         -------   ----------

1995                                $  640      $  638           $    0      $    0

1996*                               $1,608      $1,603           $    0      $    0

1997*                               $2,577      $2,569           $   57      $   49

1998*                               $3,865      $3,856           $1,485      $1,476

1999*                               $5,963      $5,948           $3,723      $3,708

2000*                               $8,388      $8,206           $6,288      $6,106

2001*                               $8,759      $8,431           $6,799      $6,471

2002*                               $8,864      $8,394           $7,044      $6,574


* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.


The following example shows how the hypothetical net return of the Janus Aspen Capital Appreciation Portfolio would have affected benefits for a Policy dated January 1, 1998. This example assumes that the Net Premiums and related Policy Values were in the Subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                   JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                 Both Current and Guaranteed Costs and Expenses


                                        POLICY VALUE             CASH SURRENDER VALUE
                                    --------------------         --------------------
POLICY ANNIVERSARY ON JANUARY 1 OF  CURRENT   GUARANTEED         CURRENT   GUARANTEED
----------------------------------  -------   ----------         -------   ----------

1999                                $1,113      $1,110            $  0        $  0

2000*                               $3,010      $3,003            $350        $343

2001*                               $2,899      $2,892            $379        $372

2002*                               $2,655      $2,650            $275        $270


* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.

The following example shows how the hypothetical net return of the Janus Aspen Aggressive Growth Portfolio would have affected benefits for a Policy dated January 1, 1994. This example assumes that the Net Premiums and related Policy Values were in the Subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                    JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                 Both Current and Guaranteed Costs and Expenses


                                        POLICY VALUE             CASH SURRENDER VALUE
                                    --------------------         --------------------
POLICY ANNIVERSARY ON JANUARY 1 OF  CURRENT   GUARANTEED         CURRENT   GUARANTEED
----------------------------------  -------   ----------         -------   ----------

1995                                $   766    $   764           $     0    $     0

1996*                               $ 1,808    $ 1,803           $     0    $     0

1997*                               $ 2,594    $ 2,587           $    74    $    67

1998*                               $ 3,568    $ 3,560           $ 1,188    $ 1,180

1999*                               $ 5,565    $ 5,551           $ 3,325    $ 3,311

2000*                               $14,185    $13,929           $12,085    $11,829

2001*                               $ 9,993    $ 9,699           $ 8,033    $ 7,739

2002*                               $ 6,307    $ 6,003           $ 4,487    $ 4,183


* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.


The following example shows how the hypothetical net return of the AIM V.I. Premier Equity Fund -- Series I would have affected benefits for a Policy dated January 1, 1994. This example assumes that the Net Premiums and related Policy Values were in the Subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.




                    AIM V.I. PREMIER EQUITY FUND -- SERIES I


                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                 Both Current and Guaranteed Costs and Expenses


                                        POLICY VALUE             CASH SURRENDER VALUE
                                    --------------------         --------------------
POLICY ANNIVERSARY ON JANUARY 1 OF  CURRENT   GUARANTEED         CURRENT   GUARANTEED
----------------------------------  -------   ----------         -------   ----------
1995                                $  666      $  664           $    0      $    0
1996*                               $1,810      $1,805           $    0      $    0
1997*                               $2,780      $2,772           $  260      $  252
1998*                               $4,169      $4,159           $1,789      $1,779
1999*                               $6,277      $6,262           $4,037      $4,022
2000*                               $9,006      $8,821           $6,906      $6,721
2001*                               $8,152      $7,854           $6,192      $5,894
2002*                               $7,584      $7,172           $5,764      $5,352


* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.

The following example shows how the hypothetical net return of the AIM V.I. Capital Appreciation Fund -- Series I would have affected benefits for a Policy dated January 1, 1994. This example assumes that the Net Premiums and related Policy Values were in the Subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                 AIM V.I. CAPITAL APPRECIATION FUND -- SERIES I
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                 Both Current and Guaranteed Costs and Expenses


                                        POLICY VALUE             CASH SURRENDER VALUE
                                    --------------------         --------------------
POLICY ANNIVERSARY ON JANUARY 1 OF  CURRENT   GUARANTEED         CURRENT   GUARANTEED
----------------------------------  -------   ----------         -------   ----------

1995                                $  653      $  651           $    0      $    0

1996*                               $1,785      $1,780           $    0      $    0

1997*                               $2,817      $2,809           $  297      $  289

1998*                               $3,849      $3,840           $1,469      $1,460

1999*                               $5,251      $5,238           $3,011      $2,998

2000*                               $8,572      $8,375           $6,472      $6,275

2001*                               $8,133      $7,815           $6,173      $5,855

2002*                               $6,617      $6,231           $4,797      $4,411


* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.


The following example shows how the hypothetical net return of the AIM V.I. Growth Fund -- Series I would have affected benefits for a Policy dated January 1, 1994. This example assumes that the Net Premiums and related Policy Values were in the Subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.




                        AIM V.I. GROWTH FUND -- SERIES I


                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                 Both Current and Guaranteed Costs and Expenses


                                        POLICY VALUE             CASH SURRENDER VALUE
                                    --------------------         --------------------
POLICY ANNIVERSARY ON JANUARY 1 OF  CURRENT   GUARANTEED         CURRENT   GUARANTEED
----------------------------------  -------   ----------         -------   ----------

1995                                $  613      $  611           $    0      $    0

1996*                               $1,717      $1,712           $    0      $    0

1997*                               $2,751      $2,743           $  231      $  223

1998*                               $4,245      $4,235           $1,865      $1,855

1999*                               $6,463      $6,447           $4,223      $4,207

2000*                               $9,634      $9,444           $7,534      $7,344

2001*                               $8,080      $7,795           $6,120      $5,835

2002*                               $5,643      $5,322           $3,823      $3,502


* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.

The following example shows how the hypothetical net return of the AIM V.I. International Growth Fund -- Series I would have affected benefits for a Policy dated January 1, 1994. This example assumes that the Net Premiums and related Policy Values were in the Subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.



                 AIM V.I. INTERNATIONAL GROWTH FUND -- SERIES I


                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                 Both Current and Guaranteed Costs and Expenses


                                        POLICY VALUE             CASH SURRENDER VALUE
                                    --------------------         --------------------
POLICY ANNIVERSARY ON JANUARY 1 OF  CURRENT   GUARANTEED         CURRENT   GUARANTEED
----------------------------------  -------   ----------         -------   ----------

1995                                $  620      $  618           $    0      $    0

1996*                               $1,476      $1,471           $    0      $    0

1997*                               $2,511      $2,504           $    0      $    0

1998*                               $3,287      $3,279           $  907      $  899

1999*                               $4,430      $4,418           $2,190      $2,178

2000*                               $7,937      $7,733           $5,837      $5,633

2001*                               $6,223      $5,942           $4,263      $3,982

2002*                               $5,141      $4,781           $3,321      $2,961


* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.


The following example shows how the hypothetical net return of the AIM V.I. Government Securities Fund -- Series I would have affected benefits for a Policy dated January 1, 1994. This example assumes that the Net Premiums and related Policy Values were in the Subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.




                AIM V.I. GOVERNMENT SECURITIES FUND -- SERIES I


                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                 Both Current and Guaranteed Costs and Expenses


                                        POLICY VALUE             CASH SURRENDER VALUE
                                    --------------------         --------------------
POLICY ANNIVERSARY ON JANUARY 1 OF  CURRENT   GUARANTEED         CURRENT   GUARANTEED
----------------------------------  -------   ----------         -------   ----------

1995                                $  603      $  601           $    0      $    0

1996*                               $1,432      $1,427           $    0      $    0

1997*                               $2,065      $2,058           $    0      $    0

1998*                               $2,846      $2,839           $  466      $  459

1999*                               $3,643      $3,633           $1,403      $1,393

2000*                               $4,212      $4,054           $2,112      $1,954

2001*                               $5,317      $4,977           $3,357      $3,017

2002*                               $6,268      $5,735           $4,448      $3,915


* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.

The following example shows how the hypothetical net return of the Oppenheimer Main Street Growth & Income Fund/VA would have affected benefits for a Policy dated January 1, 1996. This example assumes that the Net Premiums and related Policy Values were in the Sub-account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                 Both Current and Guaranteed Costs and Expenses


                                        POLICY VALUE             CASH SURRENDER VALUE
                                    --------------------         --------------------
POLICY ANNIVERSARY ON JANUARY 1 OF  CURRENT   GUARANTEED         CURRENT   GUARANTEED
----------------------------------  -------   ----------         -------   ----------
1997                                $  899      $  897           $    0      $    0
1998*                               $2,062      $2,057           $    0      $    0
1999*                               $2,776      $2,768           $  256      $  248
2000*                               $4,093      $4,083           $1,713      $1,703
2001*                               $4,183      $4,173           $1,943      $1,933
2002*                               $4,302      $4,153           $2,202      $2,053


* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.

The following example shows how the hypothetical net return of the Oppenheimer Multiple Strategies Fund/VA would have affected benefits for a Policy dated January 1, 1990. This example assumes that the Net Premiums and related Policy Values were in the Sub-account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                    OPPENHEIMER MULTIPLE STRATEGIES FUND/VA
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                 Both Current and Guaranteed Costs and Expenses


                                        POLICY VALUE             CASH SURRENDER VALUE
                                    --------------------         --------------------
POLICY ANNIVERSARY ON JANUARY 1 OF  CURRENT   GUARANTEED         CURRENT   GUARANTEED
----------------------------------  -------   ----------         -------   ----------
1991                                $   617    $   615           $     0    $     0
1992*                               $ 1,476    $ 1,472           $     0    $     0
1993*                               $ 2,261    $ 2,254           $     0    $     0
1994*                               $ 3,294    $ 3,286           $   914    $   906
1995*                               $ 3,733    $ 3,723           $ 1,493    $ 1,483
1996*                               $ 5,329    $ 5,153           $ 3,229    $ 3,053
1997*                               $ 6,869    $ 6,497           $ 4,909    $ 4,537
1998*                               $ 8,739    $ 8,125           $ 6,919    $ 6,305
1999*                               $ 9,881    $ 9,053           $ 8,201    $ 7,373
2000*                               $11,605    $10,490           $10,065    $ 8,950
2001*                               $12,948    $11,446           $11,548    $10,046
2002*                               $13,757    $11,904           $12,497    $10,644


* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.

The following example shows how the hypothetical net return of the Oppenheimer Bond Fund/VA would have affected benefits for a Policy dated January 1, 1990. This example assumes that the Net Premiums and related Policy Values were in the Sub-account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                            OPPENHEIMER BOND FUND/VA
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                 Both Current and Guaranteed Costs and Expenses


                                        POLICY VALUE             CASH SURRENDER VALUE
                                    --------------------         --------------------
POLICY ANNIVERSARY ON JANUARY 1 OF  CURRENT   GUARANTEED         CURRENT   GUARANTEED
----------------------------------  -------   ----------         -------   ----------

1991                                $   697     $  695           $    0      $    0

1992*                               $ 1,572     $1,567           $    0      $    0

1993*                               $ 2,307     $2,300           $    0      $    0

1994*                               $ 3,257     $3,249           $  877      $  869

1995*                               $ 3,696     $3,687           $1,456      $1,447

1996*                               $ 5,089     $4,916           $2,989      $2,816

1997*                               $ 5,965     $5,623           $4,005      $3,663

1998*                               $ 7,147     $6,600           $5,327      $4,780

1999*                               $ 8,201     $7,441           $6,521      $5,761

2000*                               $ 8,545     $7,615           $7,005      $6,075

2001*                               $ 9,672     $8,361           $8,272      $6,961

2002*                               $11,002     $9,249           $9,742      $7,989


* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.

The following example shows how the hypothetical net return of the Oppenheimer Strategic Bond Fund/VA would have affected benefits for a Policy dated January 1, 1994. This example assumes that the Net Premiums and related Policy Values were in the Sub-account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                       OPPENHEIMER STRATEGIC BOND FUND/VA
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit

                 Both Current and Guaranteed Costs and Expenses


                                        POLICY VALUE             CASH SURRENDER VALUE
                                    --------------------         --------------------
POLICY ANNIVERSARY ON JANUARY 1 OF  CURRENT   GUARANTEED         CURRENT   GUARANTEED
----------------------------------  -------   ----------         -------   ----------

1995                                $  602      $  600           $    0      $    0

1996*                               $1,428      $1,424           $    0      $    0

1997*                               $2,278      $2,271           $    0      $    0

1998*                               $3,092      $3,085           $  712      $  705

1999*                               $3,721      $3,712           $1,481      $1,472

2000*                               $4,476      $4,315           $2,376      $2,215

2001*                               $5,212      $4,887           $3,252      $2,927

2002*                               $6,064      $5,552           $4,244      $3,732


* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.

The following example shows how the hypothetical net return of the Oppenheimer High Income Fund/VA would have affected benefits for a Policy dated January 1, 1990. This example assumes that the Net Premiums and related Policy Values were in the Subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                        OPPENHEIMER HIGH INCOME FUND/VA
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                 Both Current and Guaranteed Costs and Expenses


                                        POLICY VALUE             CASH SURRENDER VALUE
                                    --------------------         --------------------
POLICY ANNIVERSARY ON JANUARY 1 OF  CURRENT   GUARANTEED         CURRENT   GUARANTEED
----------------------------------  -------   ----------         -------   ----------

1991                                $   671    $   669           $     0     $    0

1992*                               $ 1,782    $ 1,777           $     0     $    0

1993*                               $ 2,823    $ 2,815           $   303     $  295

1994*                               $ 4,316    $ 4,306           $ 1,936     $1,926

1995*                               $ 4,669    $ 4,657           $ 2,429     $2,417

1996*                               $ 6,405    $ 6,229           $ 4,305     $4,129

1997*                               $ 8,089    $ 7,719           $ 6,129     $5,759

1998*                               $ 9,720    $ 9,134           $ 7,900     $7,314

1999*                               $10,260    $ 9,506           $ 8,580     $7,826

2000*                               $11,203    $10,234           $ 9,663     $8,694

2001*                               $11,304    $10,071           $ 9,904     $8,671

2002*                               $12,053    $10,473           $10,793     $9,213


* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.


The following example shows how the hypothetical net return of the Oppenheimer Main Street Small Cap Fund/VA would have affected benefits for a Policy dated January 1, 1999. This example assumes that the Net Premiums and related Policy Values were in the Subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.



                   OPPENHEIMER MAIN STREET SMALL CAP FUND/VA
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                 Both Current and Guaranteed Costs and Expenses



                                        POLICY VALUE             CASH SURRENDER VALUE
                                    --------------------         --------------------
POLICY ANNIVERSARY ON JANUARY 1 OF  CURRENT   GUARANTEED         CURRENT   GUARANTEED
----------------------------------  -------   ----------         -------   ----------

2000                                $  630      $  628             $0          $0

2001*                               $  980      $  976             $0          $0

2002*                               $2,391      $2,383             $0          $0

* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.

The following example shows how the hypothetical net return of the Fidelity VIP Index 500 Portfolio would have affected benefits for a Policy dated January 1, 1993. This example assumes that the Net Premiums and related Policy Values were in the Subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.



                        FIDELITY VIP INDEX 500 PORTFOLIO

                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                 Both Current and Guaranteed Costs and Expenses


                                        POLICY VALUE             CASH SURRENDER VALUE
                                    --------------------         --------------------
POLICY ANNIVERSARY ON JANUARY 1 OF  CURRENT   GUARANTEED         CURRENT   GUARANTEED
----------------------------------  -------   ----------         -------   ----------

1994                                $   712    $   710           $    0      $    0

1995*                               $ 1,338    $ 1,334           $    0      $    0

1996*                               $ 2,713    $ 2,705           $  193      $  185

1997*                               $ 4,051    $ 4,042           $1,671      $1,662

1998*                               $ 6,143    $ 6,127           $3,903      $3,887

1999*                               $ 8,722    $ 8,538           $6,622      $6,438

2000*                               $11,245    $10,857           $9,285      $8,897

2001*                               $10,667    $10,167           $8,847      $8,347

2002*                               $ 9,794    $ 9,200           $8,114      $7,520


* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.


The following example shows how the hypothetical net return of the Fidelity VIP Money Market Portfolio would have affected benefits for a Policy dated January 1, 1989. This example assumes that the Net Premiums and related Policy Values were in the Subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                      FIDELITY VIP MONEY MARKET PORTFOLIO
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                 Both Current and Guaranteed Costs and Expenses


                                        POLICY VALUE             CASH SURRENDER VALUE
                                    --------------------         --------------------
POLICY ANNIVERSARY ON JANUARY 1 OF  CURRENT   GUARANTEED         CURRENT   GUARANTEED
----------------------------------  -------   ----------         -------   ----------

1990                                $   707     $  705           $    0      $    0

1991*                               $ 1,438     $1,434           $    0      $    0

1992*                               $ 2,156     $2,149           $    0      $    0

1993*                               $ 2,820     $2,813           $  440      $  433

1994*                               $ 3,454     $3,445           $1,214      $1,205

1995*                               $ 4,263     $4,101           $2,163      $2,001

1996*                               $ 5,157     $4,823           $3,197      $2,863

1997*                               $ 6,040     $5,516           $4,220      $3,696

1998*                               $ 6,936     $6,205           $5,256      $4,525

1999*                               $ 7,838     $6,877           $6,298      $5,337

2000*                               $ 8,846     $7,510           $7,446      $6,110

2001*                               $ 9,971     $8,211           $8,711      $6,954

2002*                               $10,891     $8,713           $9,771      $7,593


* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.

The following example shows how the hypothetical net return of the Fidelity VIP Growth Portfolio would have affected benefits for a Policy dated January 1, 1998. This example assumes that the Net Premiums and related Policy Values were in the Subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                         FIDELITY VIP GROWTH PORTFOLIO
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                 Both Current and Guaranteed Costs and Expenses


                                                           POLICY VALUE       CASH SURRENDER VALUE
                                                       --------------------   --------------------
         POLICY ANNIVERSARY ON JANUARY 1 OF            CURRENT   GUARANTEED   CURRENT   GUARANTEED
         ----------------------------------            -------   ----------   -------   ----------

1999                                                   $  956      $  954       $ 0        $ 0

2000*                                                  $2,223      $2,217       $ 0        $ 0

2001*                                                  $2,470      $2,463       $ 0        $ 0

2002*                                                  $2,447      $2,442       $67        $62


* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.


The following example shows how the hypothetical net return of the Fidelity VIP Contrafund Portfolio would have affected benefits for a Policy dated January 1, 1998. This example assumes that the Net Premiums and related Policy Values were in the Subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.



                       FIDELITY VIP CONTRAFUND PORTFOLIO

                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                 Both Current and Guaranteed Costs and Expenses


                                                           POLICY VALUE       CASH SURRENDER VALUE
                                                       --------------------   --------------------
         POLICY ANNIVERSARY ON JANUARY 1 OF            CURRENT   GUARANTEED   CURRENT   GUARANTEED
         ----------------------------------            -------   ----------   -------   ----------

1999                                                   $  878      $  876       $ 0        $ 0

2000*                                                  $1,893      $1,888       $ 0        $ 0

2001*                                                  $2,294      $2,288       $ 0        $ 0

2002*                                                  $2,467      $2,461       $87        $81


* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.

The following example shows how the hypothetical net return of the Fidelity VIP Growth & Income Portfolio would have affected benefits for a Policy dated January 1, 1998. This example assumes that the Net Premiums and related Policy Values were in the Subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.



                     FIDELITY VIP GROWTH & INCOME PORTFOLIO


                   Male, Issue Age 35, $1,080 Annual Premium

                   ($100,000 Specified Amount, Tobacco Risk)

                              Level Death Benefit

                 Both Current and Guaranteed Costs and Expenses


                                        POLICY VALUE             CASH SURRENDER VALUE
                                    --------------------         --------------------
POLICY ANNIVERSARY ON JANUARY 1 OF  CURRENT   GUARANTEED         CURRENT   GUARANTEED
----------------------------------  -------   ----------         -------   ----------

1999                                $  873      $  870             $ 0        $ 0

2000*                               $1,633      $1,629             $ 0        $ 0

2001*                               $2,126      $2,119             $ 0        $ 0

2002*                               $2,421      $2,415             $41        $35


* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.


The following example shows how the hypothetical net return of the Fidelity VIP Mid Cap Portfolio would have affected benefits for a Policy dated January 1, 2001. This example assumes that the Net Premiums and related Policy Values were in the Subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.



                         FIDELITY VIP MID CAP PORTFOLIO

                   Male, Issue Age 35, $1,080 Annual Premium

                   ($100,000 Specified Amount, Tobacco Risk)

                              Level Death Benefit

                 Both Current and Guaranteed Costs and Expenses



                                        POLICY VALUE             CASH SURRENDER VALUE
                                    --------------------         --------------------
POLICY ANNIVERSARY ON JANUARY 1 OF  CURRENT   GUARANTEED         CURRENT   GUARANTEED
----------------------------------  -------   ----------         -------   ----------

2002                                 $604        $602              $0          $0



   FIDELITY VIP VALUE STRATEGIES PORTFOLIO -- PERFORMANCE DATA NOT AVAILABLE.

The following example shows how the hypothetical net return of the MFS New Discovery Series would have affected benefits for a Policy dated January 1, 2001. This example assumes that the Net Premiums and related Policy Values were in the Subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                            MFS NEW DISCOVERY SERIES

                   Male, Issue Age 35, $1,080 Annual Premium

                   ($100,000 Specified Amount, Tobacco Risk)

                              Level Death Benefit

                 Both Current and Guaranteed Costs and Expenses

                                        POLICY VALUE             CASH SURRENDER VALUE
                                    --------------------         --------------------
POLICY ANNIVERSARY ON JANUARY 1 OF  CURRENT   GUARANTEED         CURRENT   GUARANTEED
----------------------------------  -------   ----------         -------   ----------

2002                                 $590       $  588             $0          $0

The following example shows how the hypothetical net return of the MFS Total Return Series would have affected benefits for a Policy dated January 1, 2001. This example assumes that the Net Premiums and related Policy Values were in the Subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                            MFS TOTAL RETURN SERIES

                   Male, Issue Age 35, $1,080 Annual Premium

                   ($100,000 Specified Amount, Tobacco Risk)

                              Level Death Benefit

                 Both Current and Guaranteed Costs and Expenses

                                        POLICY VALUE             CASH SURRENDER VALUE
                                    --------------------         --------------------
POLICY ANNIVERSARY ON JANUARY 1 OF  CURRENT   GUARANTEED         CURRENT   GUARANTEED
----------------------------------  -------   ----------         -------   ----------

2002                                 $633        $631              $0          $0

The following example shows how the hypothetical net return of the MFS Utilities Series would have affected benefits for a Policy dated January 1, 2001. This example assumes that the Net Premiums and related Policy Values were in the Subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                              MFS UTILITIES SERIES

                   Male, Issue Age 35, $1,080 Annual Premium

                   ($100,000 Specified Amount, Tobacco Risk)

                              Level Death Benefit

                 Both Current and Guaranteed Costs and Expenses

                                        POLICY VALUE             CASH SURRENDER VALUE
                                    --------------------         --------------------
POLICY ANNIVERSARY ON JANUARY 1 OF  CURRENT   GUARANTEED         CURRENT   GUARANTEED
----------------------------------  -------   ----------         -------   ----------

2002                                 $437        $435              $0          $0

The following example shows how the hypothetical net return of the MFS Mid Cap Growth Series would have affected benefits for a Policy dated January 1, 2001. This example assumes that the Net Premiums and related Policy Values were in the Subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                           MFS MID CAP GROWTH SERIES

                   Male, Issue Age 35, $1,080 Annual Premium

                   ($100,000 Specified Amount, Tobacco Risk)

                              Level Death Benefit

                 Both Current and Guaranteed Costs and Expenses

                                        POLICY VALUE             CASH SURRENDER VALUE
                                    --------------------         --------------------
POLICY ANNIVERSARY ON JANUARY 1 OF  CURRENT   GUARANTEED         CURRENT   GUARANTEED
----------------------------------  -------   ----------         -------   ----------

2002                                 $491        $489              $0          $0

The following example shows how the hypothetical net return of the MFS Investors Growth Stock Series would have affected benefits for a Policy dated January 1, 2001. This example assumes that the Net Premiums and related Policy Values were in the Subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                       MFS INVESTORS GROWTH STOCK SERIES

                   Male, Issue Age 35, $1,080 Annual Premium

                   ($100,000 Specified Amount, Tobacco Risk)

                              Level Death Benefit

                 Both Current and Guaranteed Costs and Expenses

                                        POLICY VALUE             CASH SURRENDER VALUE
                                    --------------------         --------------------
POLICY ANNIVERSARY ON JANUARY 1 OF  CURRENT   GUARANTEED         CURRENT   GUARANTEED
----------------------------------  -------   ----------         -------   ----------

2002                                 $434        $432              $0          $0

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SALE OF THE POLICIES


We have entered into a distribution agreement with AFSG Securities Corporation ("AFSG") for the distribution and sale of the Policies. Pursuant to this Agreement, AFSG serves as principal underwriter for the Policies. AFSG, a Pennsylvania corporation organized in 1986, is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AFSG is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). AFSG is an affiliate of the Company.



AFSG offers the policies through its registered representatives who are registered with the NASD and with the states in which they do business. More information about AFSG and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.




The maximum sales commission payable to our agents or other registered representatives may vary with the sales agreement, but it is not expected to be greater than: 90% of all premiums paid during the first Policy Year, and 2.50% of all premiums paid during Policy Years 2 through 10. We will pay an additional sales commission of up to 0.25% of the unloaned Policy Value on the sixth Policy anniversary and each anniversary thereafter where the Policy Value (minus amounts attributable to loans) equals at least $5,000. In addition, certain production, persistency and managerial bonuses, trips, prizes, and awards may be paid. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.




AFSG may enter into selling agreements with other broker-dealers registered under the 1934 Act, whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, the commission paid to the broker-dealer on behalf of the registered representative will not exceed those described above; selling firms may retain a portion of commissions. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic commission for the particular Policy year. We pay commissions through the registered broker-dealer, and may pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.



We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the policy owners or the Variable Account.






We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

MARKET TIMING



COST AND MARKETING TIMING



Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all portfolios have adopted special policies to discourage short-term trading. Specifically, each portfolio reserves the right to reject any transfer request that it regards as disruptive to efficient portfolio management. A transfer request could be rejected because of the timing of the investment or because of history of excessive transfers by the owner.



THE PORTFOLIOS DO NOT PERMIT MARKET TIMING. DO NOT INVEST WITH US IF YOU ARE A MARKET TIMER.



The Policy you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to the underling portfolio and increase transaction costs. We reserve the right to reject any premium payment or transfer request from any person if, in our judgement, the payment or transfer or series or transfers would have a negative impact on a portfolio's operations or if a portfolio would reject our purchase order. We may impose other restrictions on transfers or even prohibit them for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege.



We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.


LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. John D. Cleavenger, Esq., Vice President and General Counsel (Individual Division) of the Company, has passed upon all matters of Iowa law pertaining to the Policy.

LEGAL PROCEEDINGS

Like other life insurance companies, we are involved in lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. We believe that there are no pending or threatened lawsuits that will adversely impact us or the Separate Account.

FINANCIAL STATEMENTS


The Company's financial statements and schedules, and the financial statements of the Subaccounts of the Separate Account appear at the end of this prospectus. The statutory-basis balance sheets of Life Investors Insurance Company of America as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2001, and the financial statement schedules as of December 31, 2001 and for each of the three years in the period then ended, and the financial statements of the Subaccounts of Life Investors Variable Life Account A as of December 31, 2001 and for the periods indicated therein, have been audited by Ernst & Young LLP, independent auditors, whose reports thereon are set forth elsewhere herein. Such financial statements and schedules are included in this prospectus in reliance upon such reports given upon the authority of Ernst & Young LLP as experts in accounting and auditing. You should distinguish the Company's financial statements from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.



The Company's financial statements should be considered as bearing only on the Company's ability to meet its obligations under the Policy. They should not be considered as bearing on the performance of the assets held in the Separate Account.


ADDITIONAL INFORMATION ABOUT THE COMPANY

Life Investors is a stock life insurance company that is a wholly owned indirect subsidiary of AEGON USA, Inc. AEGON USA, Inc. is a wholly owned indirect subsidiary of AEGON NV, a Netherlands corporation that is a publicly traded international insurance group. Life Investors' Home Office is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

Life Investors was incorporated in 1961 under Iowa law and is subject to regulation by the Iowa Commissioner of Insurance. Life Investors is engaged in the business of issuing life insurance policies and annuity contracts, and is licensed to do business in the District of Columbia, Guam and all states except New York. Life Investors submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. Life Investors has filed the Policy described in this prospectus with insurance officials in those jurisdictions in which the Policy is sold.

Life Investors intends to reinsure a portion of the risks assumed under the Policies.

LIFE INVESTORS' EXECUTIVE OFFICERS AND DIRECTORS

Life Investors is governed by a board of directors. The following tables set forth the name, address and principal occupation during the past five years of each of Life Investors' executive officers and directors.

                     BOARD OF DIRECTORS AND SENIOR OFFICERS


----------------------------------------------------------------------------------------------------
                            POSITION WITH LIFE
        NAME                    INVESTORS               PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
  *Rex B. Eno          Director, Chairman of the     Director (1991-Present), Chairman of the Board
                       Board                         (1991-Present), President (1991-2001)
----------------------------------------------------------------------------------------------------
  *Patrick S. Baird    Director, Senior Vice         Executive Vice President (1995-present), Chief
                       President, and Chief          Operating Officer (1996-present)
                       Operating Officer
----------------------------------------------------------------------------------------------------
  Mike Kirby           President                     President (2001-Present)
----------------------------------------------------------------------------------------------------
  Eric Goodman         Chief Investment Officer,     Chief Investment Officer (2001-Present), Senior
                       Senior Vice President         Vice President (2001-Present ), Vice President
                                                     (1998-2001)
----------------------------------------------------------------------------------------------------
  *Douglas C. Kolsrud  Director, Senior Vice         Director (1991-present), Senior Vice President
                       President and Corporate       (1998-present) Chief Investment Officer
                       Actuary                       (1998-2001) and Corporate Actuary
                                                     (1988-present)
----------------------------------------------------------------------------------------------------
  *Craig D. Vermie     Director, Vice President,     Secretary (1997-present), General Counsel
                       Secretary and General         (1996-present), Vice President (1995-present),
                       Counsel                       Assistant General Counsel, Associate General
                                                     Counsel, Corporate Counsel (respectively)
                                                     (1986-1995) -- AEGON USA, Inc.
----------------------------------------------------------------------------------------------------
  *Robert J. Kontz     Vice President and Corporate  Vice President (1987-present) and Corporate
                       Controller                    Controller (1991-present)
----------------------------------------------------------------------------------------------------
  *Brenda K. Clancy    Director, Vice President,     Vice President (1991-present), Treasurer
                       Treasurer and Chief           (1996-present) and Chief Financial Officer
                       Financial Officer             (1996-present)
----------------------------------------------------------------------------------------------------
  **Jack R. Dykhouse   Director, Executive Vice      Executive Vice President (1990-present)
                       President
----------------------------------------------------------------------------------------------------
  *Larry N. Norman     Director                      Director (2000-present)
----------------------------------------------------------------------------------------------------


     Individuals designated with "*" are located at Life Investors Insurance Company of America, 4333 Edgewood Rd NE, Cedar Rapids, IA 52499

     Individuals designated with "**" are located at Worksite Marketing Division, 2705 Brown Trail, 4th Floor, Bedford, TX 76021

Life Investors holds the Separate Account's assets physically segregated and apart from the general account. Life Investors maintains records of all purchases and sale of portfolio shares by each of the Subaccounts. A blanket bond in the amount of $10 million (subject to a $1 million deductible), covering directors, officers and all employees of AEGON USA, Inc. and its affiliates has been issued to Life Investors and its affiliates.

ILLUSTRATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, Policy Value, and Cash Surrender Value under a Policy covering a male or female Insured of age 35 on the Policy Date in a tobacco or non-tobacco class, would change over time if the planned premiums were paid and the return on the assets in the Subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 12%. The tables also show how the Policy would operate if premiums accumulated at 5% interest. The tables illustrate Policy values that would result based on assumptions that you pay the premiums indicated, you do not increase your Specified Amount, and you do not make any withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years shown.


THE HYPOTHETICAL INVESTMENT RETURNS ARE PROVIDED ONLY TO ILLUSTRATE THE MECHANICS OF A HYPOTHETICAL POLICY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless you pay more than the stated premium. The actual return on your Policy Value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy's monthly charges, the portfolios' expense ratios, and your Policy loan and withdrawal history.



The illustrations assume that the assets in the portfolios are subject to an annual expense ratio of 0.87% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the portfolios for the last fiscal year and takes into account current expense reimbursement arrangements. (The policy values and cash surrender values reflected in the illustrations would be lower if the expense reimbursement arrangements ended.) For information on the portfolios' management fees, see the Annual Portfolio Operating Expenses table in the "Policy Summary -- Charges and Deductions" section of this prospectus, and see the portfolios' prospectuses.


Separate illustrations on each of the following pages reflect our current expense charge and cost of insurance charge and the higher guaranteed maximum expense charge and cost of insurance charge that we have the contractual right to charge. The illustrations assume no charges for Federal or state taxes or charges for supplemental benefits.


After deducting portfolio expenses and mortality and expense risk charges, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates for the Separate Account of -1.61%, 4.35% and 10.30%, respectively.


The illustrations are based on our sex distinct rates for tobacco and non-tobacco users. Upon request, we will furnish a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those shown in the following illustrations.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           HYPOTHETICAL ILLUSTRATIONS

                               MALE ISSUE AGE 35

              Specified Amount $100,000                                  Non-tobacco Class
                Annual Premium $1,000                                   Level Death Benefit
                                       Using Current Cost Assumptions

                                           DEATH BENEFIT*
                                  ASSUMING HYPOTHETICAL GROSS AND
                                  NET ANNUAL INVESTMENT RETURN OF
  END OF      PREMIUMS     ----------------------------------------------
  POLICY     ACCUMULATED   0.00% (GROSS)   6.00% (GROSS)   12.00% (GROSS)
   YEAR         AT 5%      -1.61% (NET)     4.35% (NET)     10.30% (NET)
     1        $  1,050       $100,000        $100,000        $  100,000
     2        $  2,153       $100,000        $100,000        $  100,000
     3        $  3,310       $100,000        $100,000        $  100,000
     4        $  4,526       $100,000        $100,000        $  100,000
     5        $  5,802       $100,000        $100,000        $  100,000
     6        $  7,142       $100,000        $100,000        $  100,000
     7        $  8,549       $100,000        $100,000        $  100,000
     8        $ 10,027       $100,000        $100,000        $  100,000
     9        $ 11,578       $100,000        $100,000        $  100,000
    10        $ 13,207       $100,000        $100,000        $  100,000
    15        $ 22,657       $100,000        $100,000        $  100,000
    20        $ 34,719       $100,000        $100,000        $  100,000
30 (AGE 65)   $ 69,761       $100,000        $100,000        $  157,931
40 (AGE 75)   $126,840       $100,000        $100,000        $  377,966
50 (AGE 85)   $219,815       $      0        $100,000        $  987,678
60 (AGE 95)   $371,263       $      0        $145,469        $2,483,112

                              POLICY VALUE                                 CASH SURRENDER VALUE
                    ASSUMING HYPOTHETICAL GROSS AND                  ASSUMING HYPOTHETICAL GROSS AND
                    NET ANNUAL INVESTMENT RETURN OF                  NET ANNUAL INVESTMENT RETURN OF
  END OF     ----------------------------------------------   ----------------------------------------------
  POLICY     0.00% (Gross)   6.00% (Gross)   12.00% (Gross)   0.00% (Gross)   6.00% (Gross)   12.00% (Gross)
   YEAR      -1.61% (Net)     4.35% (Net)     10.30% (Net)    -1.61% (Net)     4.35% (Net)     10.30% (Net)
     1          $   646        $    693        $      741        $     0        $      0        $        0
     2          $ 1,274        $  1,409        $    1,550        $     0        $      0        $        0
     3          $ 1,882        $  2,146        $    2,432        $     0        $      0        $      272
     4          $ 2,468        $  2,903        $    3,393        $   428        $    863        $    1,353
     5          $ 3,033        $  3,680        $    4,442        $ 1,113        $  1,760        $    2,522
     6          $ 3,693        $  4,600        $    5,709        $ 1,893        $  2,800        $    3,909
     7          $ 4,332        $  5,549        $    7,097        $ 2,652        $  3,869        $    5,417
     8          $ 4,948        $  6,526        $    8,615        $ 3,388        $  4,966        $    7,055
     9          $ 5,538        $  7,531        $   10,275        $ 4,098        $  6,091        $    8,835
    10          $ 6,104        $  8,565        $   12,094        $ 4,784        $  7,245        $   10,774
    15          $ 8,679        $ 14,359        $   24,381        $ 7,959        $ 13,639        $   23,661
    20          $10,584        $ 21,084        $   44,178        $10,584        $ 21,084        $   44,178
30 (AGE 65)     $11,386        $ 37,511        $  129,452        $11,386        $ 37,511        $  129,452
40 (AGE 75)     $ 4,193        $ 58,839        $  353,240        $ 4,193        $ 58,839        $  353,240
50 (AGE 85)     $     0        $ 89,506        $  940,646        $     0        $ 89,506        $  940,646
60 (AGE 95)     $     0        $144,029        $2,458,527        $     0        $144,029        $2,458,527

* Even though the Cash Surrender Value is 0, the Policy would not Lapse if it was in a No Lapse Period and the premiums paid less, withdrawals and indebtedness, equaled or exceeded the cumulative minimum monthly premiums. These hypothetical illustrations assume the Insured has elected a 20 year No Lapse Period.

The hypothetical rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a numbers of factors, including investment allocations made by an Owner and the actual investment experience of the Portfolios. The Policy Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averages 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for Individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           HYPOTHETICAL ILLUSTRATIONS

                               MALE ISSUE AGE 35

              Specified Amount $100,000                                  Non-tobacco Class
                Annual Premium $1,000                                   Level Death Benefit
                                       Using Current Cost Assumptions

                                           DEATH BENEFIT*
                                  ASSUMING HYPOTHETICAL GROSS AND
                                  NET ANNUAL INVESTMENT RETURN OF
  END OF      PREMIUMS     ----------------------------------------------
  POLICY     ACCUMULATED   0.00% (GROSS)   6.00% (GROSS)   12.00% (GROSS)
   YEAR         AT 5%      -1.61% (NET)     4.35% (NET)     10.30% (NET)
     1        $  1,050       $100,000        $100,000        $  100,000
     2        $  2,153       $100,000        $100,000        $  100,000
     3        $  3,310       $100,000        $100,000        $  100,000
     4        $  4,526       $100,000        $100,000        $  100,000
     5        $  5,802       $100,000        $100,000        $  100,000
     6        $  7,142       $100,000        $100,000        $  100,000
     7        $  8,549       $100,000        $100,000        $  100,000
     8        $ 10,027       $100,000        $100,000        $  100,000
     9        $ 11,578       $100,000        $100,000        $  100,000
    10        $ 13,207       $100,000        $100,000        $  100,000
    15        $ 22,657       $100,000        $100,000        $  100,000
    20        $ 34,719       $100,000        $100,000        $  100,000
30 (AGE 65)   $ 69,761       $100,000        $100,000        $  134,787
40 (AGE 75)   $126,840       $      0        $100,000        $  315,952
50 (AGE 85)   $219,815       $      0        $      0        $  804,326
60 (AGE 95)   $371,263       $      0        $      0        $1,922,157

                              POLICY VALUE                                 CASH SURRENDER VALUE
                    ASSUMING HYPOTHETICAL GROSS AND                  ASSUMING HYPOTHETICAL GROSS AND
                    NET ANNUAL INVESTMENT RETURN OF                  NET ANNUAL INVESTMENT RETURN OF
  END OF     ----------------------------------------------   ----------------------------------------------
  POLICY     0.00% (Gross)   6.00% (Gross)   12.00% (Gross)   0.00% (Gross)   6.00% (Gross)   12.00% (Gross)
   YEAR      -1.61% (Net)     4.35% (Net)     10.30% (Net)    -1.61% (Net)     4.35% (Net)     10.30% (Net)
     1          $  646          $   693        $      741        $    0          $    0         $        0
     2          $1,274          $ 1,409        $    1,550        $    0          $    0         $        0
     3          $1,881          $ 2,145        $    2,432        $    0          $    0         $      272
     4          $2,468          $ 2,902        $    3,393        $  428          $  862         $    1,353
     5          $3,032          $ 3,680        $    4,441        $1,112          $1,760         $    2,521
     6          $3,573          $ 4,477        $    5,583        $1,773          $2,677         $    3,783
     7          $4,089          $ 5,293        $    6,828        $2,409          $3,613         $    5,148
     8          $4,580          $ 6,128        $    8,186        $3,020          $4,568         $    6,626
     9          $5,045          $ 6,982        $    9,669        $3,605          $5,542         $    8,229
    10          $5,482          $ 7,854        $   11,287        $4,162          $6,534         $    9,967
    15          $7,193          $12,451        $   21,931        $6,473          $11,731        $   21,211
    20          $7,841          $17,239        $   38,704        $7,841          $17,239        $   38,704
30 (AGE 65)     $2,681          $24,590        $  110,482        $2,681          $24,590        $  110,482
40 (AGE 75)     $    0          $14,303        $  295,282        $    0          $14,303        $  295,282
50 (AGE 85)     $    0          $     0        $  766,025        $    0          $    0         $  766,025
60 (AGE 95)     $    0          $     0        $1,903,126        $    0          $    0         $1,903,126

* Even though the Cash Surrender Value is 0, the Policy would not Lapse if it was in a No Lapse Period and the premiums paid, less withdrawals and indebtedness, equaled or exceeded the cumulative minimum monthly premiums. These hypothetical illustrations assume the Insured has elected a 20 year No Lapse Period.

The hypothetical rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a numbers of factors, including investment allocations made by an Owner and the actual investment experience of the Portfolios. The Policy Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averages 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for Individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           HYPOTHETICAL ILLUSTRATIONS

                               MALE ISSUE AGE 35

              Specified Amount $100,000                                    Tobacco Class
                Annual Premium $1,000                                   Level Death Benefit
                                       Using Current Cost Assumptions

                                           DEATH BENEFIT*
                                  ASSUMING HYPOTHETICAL GROSS AND
                                  NET ANNUAL INVESTMENT RETURN OF
  END OF      PREMIUMS     ----------------------------------------------
  POLICY     ACCUMULATED   0.00% (GROSS)   6.00% (GROSS)   12.00% (GROSS)
   YEAR         AT 5%      -1.61% (NET)     4.35% (NET)     10.30% (NET)
     1        $  1,050       $100,000        $100,000        $  100,000
     2        $  2,153       $100,000        $100,000        $  100,000
     3        $  3,310       $100,000        $100,000        $  100,000
     4        $  4,526       $100,000        $100,000        $  100,000
     5        $  5,802       $100,000        $100,000        $  100,000
     6        $  7,142       $100,000        $100,000        $  100,000
     7        $  8,549       $100,000        $100,000        $  100,000
     8        $ 10,027       $100,000        $100,000        $  100,000
     9        $ 11,578       $100,000        $100,000        $  100,000
    10        $ 13,207       $100,000        $100,000        $  100,000
    15        $ 22,657       $100,000        $100,000        $  100,000
    20        $ 34,719       $100,000        $100,000        $  100,000
30 (AGE 65)   $ 69,761       $100,000        $100,000        $  122,023
40 (AGE 75)   $126,840       $      0        $100,000        $  291,037
50 (AGE 85)   $219,815       $      0        $      0        $  754,788
60 (AGE 95)   $371,263       $      0        $      0        $1,856,737

                              POLICY VALUE                                 CASH SURRENDER VALUE
                    ASSUMING HYPOTHETICAL GROSS AND                  ASSUMING HYPOTHETICAL GROSS AND
                    NET ANNUAL INVESTMENT RETURN OF                  NET ANNUAL INVESTMENT RETURN OF
  END OF     ----------------------------------------------   ----------------------------------------------
  POLICY     0.00% (Gross)   6.00% (Gross)   12.00% (Gross)   0.00% (Gross)   6.00% (Gross)   12.00% (Gross)
   YEAR      -1.61% (Net)     4.35% (Net)     10.30% (Net)    -1.61% (Net)     4.35% (Net)     10.30% (Net)
     1          $  551          $   595        $      639        $    0          $     0        $        0
     2          $1,075          $ 1,198        $    1,326        $    0          $     0        $        0
     3          $1,567          $ 1,803        $    2,060        $    0          $     0        $        0
     4          $2,025          $ 2,407        $    2,841        $    0          $    27        $      461
     5          $2,447          $ 3,010        $    3,675        $  207          $   770        $    1,435
     6          $2,977          $ 3,756        $    4,716        $  877          $ 1,656        $    2,616
     7          $3,473          $ 4,510        $    5,840        $1,513          $ 2,550        $    3,880
     8          $3,931          $ 5,267        $    7,050        $2,111          $ 3,447        $    5,230
     9          $4,345          $ 6,021        $    8,351        $2,665          $ 4,341        $    6,671
    10          $4,719          $ 6,775        $    9,755        $3,179          $ 5,235        $    8,215
    15          $6,480          $11,114        $   19,436        $5,640          $10,274        $   18,596
    20          $7,171          $15,551        $   34,542        $7,171          $15,551        $   34,542
30 (AGE 65)     $3,968          $23,754        $  100,019        $3,968          $23,754        $  100,019
40 (AGE 75)     $    0          $22,239        $  271,997        $    0          $22,239        $  271,997
50 (AGE 85)     $    0          $     0        $  718,846        $    0          $     0        $  718,846
60 (AGE 95)     $    0          $     0        $1,838,353        $    0          $     0        $1,838,353

* Even though the Cash Surrender Value is 0, the Policy would not Lapse if it was in a No Lapse Period and the premiums paid, less withdrawals and indebtedness, equaled or exceeded the cumulative minimum monthly premiums. These hypothetical illustrations assume the Insured has elected a 20 year No Lapse Period.

The hypothetical rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a numbers of factors, including investment allocations made by an Owner and the actual investment experience of the Portfolios. The Policy Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averages 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for Individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           HYPOTHETICAL ILLUSTRATIONS

                               MALE ISSUE AGE 35

              Specified Amount $100,000                                    Tobacco Class
                Annual Premium $1,000                                   Level Death Benefit
                                       Using Current Cost Assumptions

                                           DEATH BENEFIT*
                                  ASSUMING HYPOTHETICAL GROSS AND
                                  NET ANNUAL INVESTMENT RETURN OF
  END OF      PREMIUMS     ----------------------------------------------
  POLICY     ACCUMULATED   0.00% (GROSS)   6.00% (GROSS)   12.00% (GROSS)
   YEAR         AT 5%      -1.61% (NET)     4.35% (NET)     10.30% (NET)
     1        $  1,050       $100,000        $100,000         $100,000
     2        $  2,153       $100,000        $100,000         $100,000
     3        $  3,310       $100,000        $100,000         $100,000
     4        $  4,526       $100,000        $100,000         $100,000
     5        $  5,802       $100,000        $100,000         $100,000
     6        $  7,142       $100,000        $100,000         $100,000
     7        $  8,549       $100,000        $100,000         $100,000
     8        $ 10,027       $100,000        $100,000         $100,000
     9        $ 11,578       $100,000        $100,000         $100,000
    10        $ 13,207       $100,000        $100,000         $100,000
    15        $ 22,657       $100,000        $100,000         $100,000
    20        $ 34,719       $100,000        $100,000         $100,000
30 (AGE 65)   $ 69,761       $      0        $      0         $100,000
40 (AGE 75)   $126,840       $      0        $      0         $160,701
50 (AGE 85)   $219,815       $      0        $      0         $411,317
60 (AGE 95)   $371,263       $      0        $      0         $984,340

                              POLICY VALUE                                 CASH SURRENDER VALUE
                    ASSUMING HYPOTHETICAL GROSS AND                  ASSUMING HYPOTHETICAL GROSS AND
                    NET ANNUAL INVESTMENT RETURN OF                  NET ANNUAL INVESTMENT RETURN OF
  END OF     ----------------------------------------------   ----------------------------------------------
  POLICY     0.00% (Gross)   6.00% (Gross)   12.00% (Gross)   0.00% (Gross)   6.00% (Gross)   12.00% (Gross)
   YEAR      -1.61% (Net)     4.35% (Net)     10.30% (Net)    -1.61% (Net)     4.35% (Net)     10.30% (Net)
     1          $  549          $  593          $    637         $    0          $    0          $      0
     2          $1,071          $1,193          $  1,321         $    0          $    0          $      0
     3          $1,562          $1,797          $  2,052         $    0          $    0          $      0
     4          $2,019          $2,400          $  2,833         $    0          $   20          $    453
     5          $2,439          $3,001          $  3,664         $  199          $  761          $  1,424
     6          $2,819          $3,593          $  4,547         $  719          $1,493          $  2,447
     7          $3,157          $4,175          $  5,485         $1,197          $2,215          $  3,525
     8          $3,448          $4,742          $  6,481         $1,628          $2,922          $  4,661
     9          $3,690          $5,290          $  7,538         $2,010          $3,610          $  5,858
    10          $3,880          $5,814          $  8,660         $2,340          $4,274          $  7,120
    15          $3,948          $7,936          $ 15,441         $3,108          $7,096          $ 14,601
    20          $1,986          $8,464          $ 24,743         $1,986          $8,464          $ 24,743
30 (AGE 65)     $    0          $    0          $ 57,541         $    0          $    0          $ 57,541
40 (AGE 75)     $    0          $    0          $150,187         $    0          $    0          $150,187
50 (AGE 85)     $    0          $    0          $391,730         $    0          $    0          $391,730
60 (AGE 95)     $    0          $    0          $974,594         $    0          $    0          $974,594

* Even though the Cash Surrender Value is 0, the Policy would not Lapse if it was in a No Lapse Period and the premiums paid, less withdrawals and indebtedness, equaled or exceeded the cumulative minimum monthly premiums. These hypothetical illustrations assume the Insured has elected a 20 year No Lapse Period.

The hypothetical rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a numbers of factors, including investment allocations made by an Owner and the actual investment experience of the Portfolios. The Policy Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averages 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for Individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           HYPOTHETICAL ILLUSTRATIONS

                              FEMALE ISSUE AGE 35

              Specified Amount $100,000                                  Non-tobacco Class
                Annual Premium $1,000                                   Level Death Benefit
                                       Using Current Cost Assumptions

                                           DEATH BENEFIT*
                                  ASSUMING HYPOTHETICAL GROSS AND
                                  NET ANNUAL INVESTMENT RETURN OF
  END OF      PREMIUMS     ----------------------------------------------
  POLICY     ACCUMULATED   0.00% (GROSS)   6.00% (GROSS)   12.00% (GROSS)
   YEAR         AT 5%      -1.61% (NET)     4.35% (NET)     10.30% (NET)
     1        $  1,050       $100,000        $100,000        $  100,000
     2        $  2,153       $100,000        $100,000        $  100,000
     3        $  3,310       $100,000        $100,000        $  100,000
     4        $  4,526       $100,000        $100,000        $  100,000
     5        $  5,802       $100,000        $100,000        $  100,000
     6        $  7,142       $100,000        $100,000        $  100,000
     7        $  8,549       $100,000        $100,000        $  100,000
     8        $ 10,027       $100,000        $100,000        $  100,000
     9        $ 11,578       $100,000        $100,000        $  100,000
    10        $ 13,207       $100,000        $100,000        $  100,000
    15        $ 22,657       $100,000        $100,000        $  100,000
    20        $ 34,719       $100,000        $100,000        $  100,000
30 (AGE 65)   $ 69,761       $100,000        $100,000        $  167,047
40 (AGE 75)   $126,840       $100,000        $100,000        $  401,936
50 (AGE 85)   $219,815       $      0        $119,189        $1,055,615
60 (AGE 95)   $371,263       $      0        $182,887        $2,667,409

                              POLICY VALUE                                 CASH SURRENDER VALUE
                    ASSUMING HYPOTHETICAL GROSS AND                  ASSUMING HYPOTHETICAL GROSS AND
                    NET ANNUAL INVESTMENT RETURN OF                  NET ANNUAL INVESTMENT RETURN OF
  END OF     ----------------------------------------------   ----------------------------------------------
  POLICY     0.00% (Gross)   6.00% (Gross)   12.00% (Gross)   0.00% (Gross)   6.00% (Gross)   12.00% (Gross)
   YEAR      -1.61% (Net)     4.35% (Net)     10.30% (Net)    -1.61% (Net)     4.35% (Net)     10.30% (Net)
     1          $   680        $    729        $      777        $     0        $      0        $        0
     2          $ 1,341        $  1,480        $    1,626        $     0        $      0        $        0
     3          $ 1,982        $  2,256        $    2,552        $     2        $    276        $      572
     4          $ 2,605        $  3,056        $    3,566        $   735        $  1,186        $    1,696
     5          $ 3,209        $  3,883        $    4,676        $ 1,449        $  2,123        $    2,916
     6          $ 3,892        $  4,838        $    5,994        $ 2,242        $  3,188        $    4,344
     7          $ 4,553        $  5,823        $    7,437        $ 3,013        $  4,283        $    5,897
     8          $ 5,192        $  6,840        $    9,019        $ 3,762        $  5,410        $    7,589
     9          $ 5,812        $  7,892        $   10,755        $ 4,492        $  6,572        $    9,435
    10          $ 6,412        $  8,981        $   12,661        $ 5,202        $  7,771        $   11,451
    15          $ 9,223        $ 15,158        $   25,611        $ 8,563        $ 14,498        $   24,951
    20          $11,490        $ 22,502        $   46,596        $11,490        $ 22,502        $   46,596
30 (AGE 65)     $13,702        $ 41,354        $  136,924        $13,702        $ 41,354        $  136,924
40 (AGE 75)     $12,028        $ 69,170        $  375,642        $12,028        $ 69,170        $  375,642
50 (AGE 85)     $     0        $113,513        $1,005,348        $     0        $113,513        $1,005,348
60 (AGE 95)     $     0        $181,076        $2,640,999        $     0        $181,076        $2,640,999

* Even though the Cash Surrender Value is 0, the Policy would not Lapse if it was in a No Lapse Period and the premiums paid, less withdrawals and indebtedness, equaled or exceeded the cumulative minimum monthly premiums. These hypothetical illustrations assume the Insured has elected a 20 year No Lapse Period.

The hypothetical rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a numbers of factors, including investment allocations made by an Owner and the actual investment experience of the Portfolios. The Policy Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averages 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for Individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           HYPOTHETICAL ILLUSTRATIONS

                              FEMALE ISSUE AGE 35

              Specified Amount $100,000                                  Non-tobacco Class
                Annual Premium $1,000                                   Level Death Benefit
                                     Using Guaranteed Cost Assumptions

                                           DEATH BENEFIT*
                                  ASSUMING HYPOTHETICAL GROSS AND
                                  NET ANNUAL INVESTMENT RETURN OF
  END OF      PREMIUMS     ----------------------------------------------
  POLICY     ACCUMULATED   0.00% (GROSS)   6.00% (GROSS)   12.00% (GROSS)
   YEAR         AT 5%      -1.61% (NET)     4.35% (NET)     10.30% (NET)
     1        $  1,050       $100,000        $100,000        $  100,000
     2        $  2,153       $100,000        $100,000        $  100,000
     3        $  3,310       $100,000        $100,000        $  100,000
     4        $  4,526       $100,000        $100,000        $  100,000
     5        $  5,802       $100,000        $100,000        $  100,000
     6        $  7,142       $100,000        $100,000        $  100,000
     7        $  8,549       $100,000        $100,000        $  100,000
     8        $ 10,027       $100,000        $100,000        $  100,000
     9        $ 11,578       $100,000        $100,000        $  100,000
    10        $ 13,207       $100,000        $100,000        $  100,000
    15        $ 22,657       $100,000        $100,000        $  100,000
    20        $ 34,719       $100,000        $100,000        $  100,000
30 (AGE 65)   $ 69,761       $100,000        $100,000        $  144,139
40 (AGE 75)   $126,840       $      0        $100,000        $  342,784
50 (AGE 85)   $219,815       $      0        $100,000        $  883,008
60 (AGE 95)   $371,263       $      0        $      0        $2,132,402

                              POLICY VALUE                                 CASH SURRENDER VALUE
                    ASSUMING HYPOTHETICAL GROSS AND                  ASSUMING HYPOTHETICAL GROSS AND
                    NET ANNUAL INVESTMENT RETURN OF                  NET ANNUAL INVESTMENT RETURN OF
  END OF     ----------------------------------------------   ----------------------------------------------
  POLICY     0.00% (Gross)   6.00% (Gross)   12.00% (Gross)   0.00% (Gross)   6.00% (Gross)   12.00% (Gross)
   YEAR      -1.61% (Net)     4.35% (Net)     10.30% (Net)    -1.61% (Net)     4.35% (Net)     10.30% (Net)
     1          $  668          $   716        $      764        $    0          $     0        $        0
     2          $1,316          $ 1,454        $    1,597        $    0          $     0        $        0
     3          $1,943          $ 2,213        $    2,505        $    0          $   233        $      525
     4          $2,549          $ 2,994        $    3,496        $  679          $ 1,124        $    1,626
     5          $3,132          $ 3,796        $    4,576        $1,372          $ 2,036        $    2,816
     6          $3,691          $ 4,619        $    5,753        $2,041          $ 2,969        $    4,103
     7          $4,226          $ 5,461        $    7,037        $2,686          $ 3,921        $    5,497
     8          $4,736          $ 6,326        $    8,438        $3,306          $ 4,896        $    7,008
     9          $5,222          $ 7,213        $    9,971        $3,902          $ 5,893        $    8,651
    10          $5,685          $ 8,124        $   11,650        $4,475          $ 6,914        $   10,440
    15          $7,614          $13,043        $   22,802        $6,954          $12,383        $   22,142
    20          $8,744          $18,521        $   40,661        $8,744          $18,521        $   40,661
30 (AGE 65)     $7,431          $30,835        $  118,147        $7,431          $30,835        $  118,147
40 (AGE 75)     $    0          $40,729        $  320,359        $    0          $40,729        $  320,539
50 (AGE 85)     $    0          $19,875        $  840,960        $    0          $19,875        $  840,960
60 (AGE 95)     $    0          $     0        $2,111,289        $    0          $     0        $2,111,289

* Even though the Cash Surrender Value is 0, the Policy would not Lapse if it was in a No Lapse Period and the premiums paid, less withdrawals and indebtedness, equaled or exceeded the cumulative minimum monthly premiums. These hypothetical illustrations assume the Insured has elected a 20 year No Lapse Period.

The hypothetical rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a numbers of factors, including investment allocations made by an Owner and the actual investment experience of the Portfolios. The Policy Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averages 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for Individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           HYPOTHETICAL ILLUSTRATIONS

                              FEMALE ISSUE AGE 35

              Specified Amount $100,000                                    Tobacco Class
                Annual Premium $1,000                                   Level Death Benefit
                                       Using Current Cost Assumptions

                                           DEATH BENEFIT*
                                  ASSUMING HYPOTHETICAL GROSS AND
                                  NET ANNUAL INVESTMENT RETURN OF
  END OF      PREMIUMS     ----------------------------------------------
  POLICY     ACCUMULATED   0.00% (GROSS)   6.00% (GROSS)   12.00% (GROSS)
   YEAR         AT 5%      -1.61% (NET)     4.35% (NET)     10.30% (NET)
     1        $  1,050       $100,000        $100,000        $  100,000
     2        $  2,153       $100,000        $100,000        $  100,000
     3        $  3,310       $100,000        $100,000        $  100,000
     4        $  4,526       $100,000        $100,000        $  100,000
     5        $  5,802       $100,000        $100,000        $  100,000
     6        $  7,142       $100,000        $100,000        $  100,000
     7        $  8,549       $100,000        $100,000        $  100,000
     8        $ 10,027       $100,000        $100,000        $  100,000
     9        $ 11,578       $100,000        $100,000        $  100,000
    10        $ 13,207       $100,000        $100,000        $  100,000
    15        $ 22,657       $100,000        $100,000        $  100,000
    20        $ 34,719       $100,000        $100,000        $  100,000
30 (AGE 65)   $ 69,761       $100,000        $100,000        $  145,857
40 (AGE 75)   $126,840       $100,000        $100,000        $  349,731
50 (AGE 85)   $219,815       $      0        $100,000        $  913,303
60 (AGE 95)   $371,263       $      0        $100,000        $2,275,580

                              POLICY VALUE                                 CASH SURRENDER VALUE
                    ASSUMING HYPOTHETICAL GROSS AND                  ASSUMING HYPOTHETICAL GROSS AND
                    NET ANNUAL INVESTMENT RETURN OF                  NET ANNUAL INVESTMENT RETURN OF
  END OF     ----------------------------------------------   ----------------------------------------------
  POLICY     0.00% (Gross)   6.00% (Gross)   12.00% (Gross)   0.00% (Gross)   6.00% (Gross)   12.00% (Gross)
   YEAR      -1.61% (Net)     4.35% (Net)     10.30% (Net)    -1.61% (Net)     4.35% (Net)     10.30% (Net)
     1          $  620          $   666        $      713        $    0          $     0        $        0
     2          $1,213          $ 1,344        $    1,482        $    0          $     0        $        0
     3          $1,779          $ 2,034        $    2,311        $    0          $     0        $      151
     4          $2,315          $ 2,733        $    3,206        $  275          $   693        $    1,166
     5          $2,820          $ 3,439        $    4,169        $  900          $ 1,519        $    2,249
     6          $3,432          $ 4,295        $    5,354        $1,632          $ 2,495        $    3,554
     7          $4,012          $ 5,166        $    6,639        $2,332          $ 3,486        $    4,959
     8          $4,561          $ 6,054        $    8,036        $3,001          $ 4,494        $    6,476
     9          $5,083          $ 6,962        $    9,560        $3,643          $ 5,522        $    8,120
    10          $5,576          $ 7,890        $   11,223        $4,256          $ 6,570        $    9,903
    15          $7,857          $13,146        $   22,544        $7,137          $12,426        $   21,824
    20          $9,605          $19,334        $   40,910        $9,605          $19,334        $   40,910
30 (AGE 65)     $8,876          $32,944        $  119,555        $8,876          $32,944        $  119,555
40 (AGE 75)     $  970          $49,743        $  326,852        $  970          $49,743        $  326,852
50 (AGE 85)     $    0          $67,911        $  869,812        $    0          $67,911        $  869,812
60 (AGE 95)     $    0          $87,926        $2,253,049        $    0          $87,926        $2,253,049

* Even though the Cash Surrender Value is 0, the Policy would not Lapse if it was in a No Lapse Period and the premiums paid, less withdrawals and indebtedness, equaled or exceeded the cumulative minimum monthly premiums. These hypothetical illustrations assume the Insured has elected a 20 year No Lapse Period.

The hypothetical rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a numbers of factors, including investment allocations made by an Owner and the actual investment experience of the Portfolios. The Policy Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averages 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for Individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           HYPOTHETICAL ILLUSTRATIONS

                              FEMALE ISSUE AGE 35

              Specified Amount $100,000                                    Tobacco Class
                Annual Premium $1,000                                   Level Death Benefit
                                     Using Guaranteed Cost Assumptions

                                           DEATH BENEFIT*
                                  ASSUMING HYPOTHETICAL GROSS AND
                                  NET ANNUAL INVESTMENT RETURN OF
  END OF      PREMIUMS     ----------------------------------------------
  POLICY     ACCUMULATED   0.00% (GROSS)   6.00% (GROSS)   12.00% (GROSS)
   YEAR         AT 5%      -1.61% (NET)     4.35% (NET)     10.30% (NET)
     1        $  1,050       $100,000        $100,000        $  100,000
     2        $  2,153       $100,000        $100,000        $  100,000
     3        $  3,310       $100,000        $100,000        $  100,000
     4        $  4,526       $100,000        $100,000        $  100,000
     5        $  5,802       $100,000        $100,000        $  100,000
     6        $  7,142       $100,000        $100,000        $  100,000
     7        $  8,549       $100,000        $100,000        $  100,000
     8        $ 10,027       $100,000        $100,000        $  100,000
     9        $ 11,578       $100,000        $100,000        $  100,000
    10        $ 13,207       $100,000        $100,000        $  100,000
    15        $ 22,657       $100,000        $100,000        $  100,000
    20        $ 34,719       $100,000        $100,000        $  100,000
30 (AGE 65)   $ 69,761       $100,000        $100,000        $  116,143
40 (AGE 75)   $126,840       $      0        $100,000        $  276,636
50 (AGE 85)   $219,815       $      0        $      0        $  711,923
60 (AGE 95)   $371,263       $      0        $      0        $1,717,233

                              POLICY VALUE                                 CASH SURRENDER VALUE
                    ASSUMING HYPOTHETICAL GROSS AND                  ASSUMING HYPOTHETICAL GROSS AND
                    NET ANNUAL INVESTMENT RETURN OF                  NET ANNUAL INVESTMENT RETURN OF
  END OF     ----------------------------------------------   ----------------------------------------------
  POLICY     0.00% (Gross)   6.00% (Gross)   12.00% (Gross)   0.00% (Gross)   6.00% (Gross)   12.00% (Gross)
   YEAR      -1.61% (Net)     4.35% (Net)     10.30% (Net)    -1.61% (Net)     4.35% (Net)     10.30% (Net)
     1          $  619          $   665        $      712        $    0          $     0        $        0
     2          $1,212          $ 1,343        $    1,480        $    0          $     0        $        0
     3          $1,777          $ 2,032        $    2,310        $    0          $     0        $      150
     4          $2,313          $ 2,731        $    3,203        $  273          $   691        $    1,163
     5          $2,817          $ 3,436        $    4,166        $  897          $ 1,516        $    2,246
     6          $3,287          $ 4,146        $    5,201        $1,487          $ 2,346        $    3,401
     7          $3,719          $ 4,857        $    6,314        $2,039          $ 3,177        $    4,634
     8          $4,116          $ 5,571        $    7,515        $2,556          $ 4,011        $    5,955
     9          $4,478          $ 6,288        $    8,815        $3,038          $ 4,848        $    7,375
    10          $4,805          $ 7,010        $   10,223        $3,485          $ 5,690        $    8,903
    15          $5,891          $10,642        $   19,352        $5,171          $ 9,922        $   18,632
    20          $5,849          $14,113        $   33,552        $5,849          $14,113        $   33,552
30 (AGE 65)     $  883          $19,032        $   95,199        $  883          $19,032        $   95,199
40 (AGE 75)     $    0          $ 9,939        $  258,538        $    0          $ 9,939        $  258,538
50 (AGE 85)     $    0          $     0        $  678,022        $    0          $     0        $  678,022
60 (AGE 95)     $    0          $     0        $1,700,231        $    0          $     0        $1,700,231

* Even though the Cash Surrender Value is 0, the Policy would not Lapse if it was in a No Lapse Period and the premiums paid, less withdrawals and indebtedness, equaled or exceeded the cumulative minimum monthly premiums. These hypothetical illustrations assume the Insured has elected a 20 year No Lapse Period.

The hypothetical rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a numbers of factors, including investment allocations made by an Owner and the actual investment experience of the Portfolios. The Policy Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averages 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for Individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                    FINANCIAL STATEMENTS -- STATUTORY BASIS

                        AND OTHER FINANCIAL INFORMATION

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                 YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                    FINANCIAL STATEMENTS -- STATUTORY BASIS
                        AND OTHER FINANCIAL INFORMATION

                 YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999

                                    CONTENTS


Report of Independent Auditors..............................    1

Audited Financial Statements

Balance Sheets -- Statutory Basis...........................    2

Statements of Operations -- Statutory Basis.................    4

Statements of Changes in Capital and Surplus -- Statutory
  Basis.....................................................    5

Statements of Cash Flow -- Statutory Basis..................    6

Notes to Financial Statements -- Statutory Basis............    8

Statutory-Basis Financial Statement Schedules

Summary of Investments -- Other Than Investments in Related
  Parties...................................................   34

Supplementary Insurance Information.........................   35

Reinsurance.................................................   37

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Life Investors Insurance Company of America

We have audited the accompanying statutory-basis balance sheets of Life Investors Insurance Company of America (an indirect, wholly-owned subsidiary of AEGON N.V.) as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2001. Our audits also included the accompanying statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with the accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Life Investors Insurance Company of America at December 31, 2001 and 2000, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2001.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Life Investors Insurance Company of America at December 31, 2001 and 2000, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2001, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related statutory-basis financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2001 Life Investors Insurance Company of America changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Insurance Division, Department of Commerce, of the State of Iowa.

                                                               ERNST & YOUNG LLP

Des Moines, Iowa
February 15, 2002

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                       BALANCE SHEETS -- STATUTORY BASIS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                       DECEMBER 31
                                                              -----------------------------
                                                                 2001              2000
                                                              -----------       -----------
                                                                                (RESTATED)
ADMITTED ASSETS
Cash and invested assets:
  Cash and short-term investments...........................  $   190,915       $    88,999
  Bonds.....................................................    6,836,878         6,946,270
  Stocks:
     Preferred..............................................       33,353            39,342
     Common (cost: 2001 -- $127,583; 2000 -- $134,916)......      146,889           132,447
     Affiliated entities (cost: 2001 -- $13,000;
       2000 -- $2,069)......................................           --             2,002
  Mortgage loans on real estate.............................    1,779,390         1,820,510
  Real estate, at cost less accumulated depreciation
     (2001 -- $32,057; 2000 -- $31,599):
     Home office properties.................................       34,153            21,431
     Properties acquired in satisfaction of debt............        8,988            11,833
     Investment properties..................................       77,750            86,201
  Policy loans..............................................      176,333           178,889
  Short-term notes receivable from affiliates...............      154,000           214,900
  Other invested assets.....................................      247,105           176,578
                                                              -----------       -----------
Total cash and invested assets..............................    9,685,754         9,719,402
Premiums deferred and uncollected...........................       18,467            19,261
Accrued investment income...................................      108,195           104,698
Cash surrender value of life insurance policies.............      209,366           149,829
Receivable from affiliates..................................       21,568           103,536
Federal income tax recoverable..............................       63,093             9,922
Net deferred income tax asset...............................       33,805                --
Due from reinsurer..........................................        4,156            77,518
Other assets................................................       37,582            34,882
Separate account assets.....................................        5,693             1,752
                                                              -----------       -----------
Total admitted assets.......................................  $10,187,679       $10,220,800
                                                              ===========       ===========

                                                                        DECEMBER 31
                                                              -------------------------------
                                                                  2001               2000
                                                              ------------       ------------
                                                                                  (RESTATED)
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Aggregate reserves for policies and contracts:
     Life...................................................  $  2,887,866       $  2,781,568
     Annuity................................................     5,264,176          5,387,685
     Accident and health....................................       824,297            701,981
  Policy and contract claim reserves:
     Life...................................................        28,111             25,371
     Accident and health....................................       111,176            104,522
  Liability for deposit type contracts......................       137,127            139,885
  Other policyholders' funds................................        14,552             10,393
  Remittances and items not allocated.......................        55,792            204,152
  Asset valuation reserve...................................        77,881            145,604
  Interest maintenance reserve..............................         5,649              9,555
  Payable for securities....................................         9,820              3,981
  Transfers from separate accounts due or accrued...........        (2,167)              (730)
  Amounts withheld or retained..............................        89,985             58,726
  Other liabilities.........................................        71,462             67,524
  Separate account liabilities..............................         5,676              1,734
                                                              ------------       ------------
Total liabilities...........................................     9,581,403          9,641,951
Capital and surplus:
  Common stock, $2.48 par value, 1,614,315 shares
     authorized, 504,032 issued and outstanding.............         1,250              2,500
  Preferred capital stock, $2.48 par value, 504,032 shares
     issued and outstanding.................................         1,250                 --
  Paid-in surplus...........................................       396,236            331,236
  Unassigned surplus........................................       207,540            245,113
                                                              ------------       ------------
Total capital and surplus...................................       606,276            578,849
                                                              ------------       ------------
Total liabilities and capital and surplus...................  $ 10,187,679       $ 10,220,800
                                                              ============       ============

See accompanying notes.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA
                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                               YEAR ENDED DECEMBER 31
                                                    ---------------------------------------------
                                                       2001             2000              1999
                                                    ----------       -----------       ----------
                                                                     (RESTATED)        (RESTATED)
REVENUE
  Premiums and other considerations, net of
     reinsurance:
     Life.........................................  $  308,920       $   398,384       $  378,417
     Annuity......................................     238,201           203,806          273,147
     Accident and health..........................     515,579           484,207          434,000
  Net investment income...........................     678,212           696,372          686,753
  Amortization of interest maintenance reserve....       3,201             2,750           10,490
  Commissions and expense allowances on
     reinsurance ceded............................      45,677            38,540           46,160
  Other...........................................      11,435             7,340            8,276
                                                    ----------       -----------       ----------
                                                     1,801,225         1,831,399        1,837,243
BENEFITS AND EXPENSES
  Benefits paid or provided for:
     Life benefits................................     122,744           103,344           99,980
     Surrender benefits...........................     674,842           927,363          797,407
     Accident and health benefits.................     301,686           274,093          230,935
     Other benefits...............................     135,826           165,265          168,317
     Increase (decrease) in aggregate reserves for
        policies and contracts:
        Life......................................     108,445           276,047          234,703
        Annuity...................................    (123,509)         (483,941)        (260,690)
        Accident and health.......................     122,316           114,223           86,785
        Other.....................................          --             1,206            2,125
                                                    ----------       -----------       ----------
                                                     1,342,350         1,377,600        1,359,562
  Insurance expenses:
     Commissions..................................     193,460           173,972          164,047
     General insurance expenses...................     141,164           136,079          136,223
     Taxes, licenses and fees.....................      32,082            27,080           24,873
     Net transfers to separate accounts...........       3,110             1,181               --
     Commission and expense allowance on
        reinsurance assumed.......................     148,935            10,628           10,275
     Other expenses...............................      15,682             5,793           (3,948)
                                                    ----------       -----------       ----------
                                                       534,433           354,733          331,470
                                                    ----------       -----------       ----------
Total benefits and expenses.......................   1,876,783         1,732,333        1,691,032
                                                    ----------       -----------       ----------
Gain (loss) from operations before federal income
  tax expense and net realized capital gains
  (losses) on investments.........................     (75,558)           99,066          146,211
Federal income tax (benefit) expense..............     (53,392)           29,565           46,321
                                                    ----------       -----------       ----------
Gain (loss) from operations before net realized
  capital gains (losses) on investments...........     (22,166)           69,501           99,890
Net realized capital gains (losses) on investments
  (net of related federal income taxes and amounts
  transferred to/from interest maintenance
  reserve)........................................    (104,955)            1,509           26,762
                                                    ----------       -----------       ----------
Net income (loss).................................  $ (127,121)      $    71,010       $  126,652
                                                    ==========       ===========       ==========

See accompanying notes.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

        STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                                                            TOTAL
                                           COMMON    PREFERRED   PAID-IN    UNASSIGNED   CAPITAL AND
                                            STOCK      STOCK     SURPLUS     SURPLUS       SURPLUS
                                           -------   ---------   --------   ----------   -----------
Balance at January 1, 1999...............  $2,500     $   --     $266,236   $  256,372    $  525,108
  Net income.............................      --         --           --      126,652       126,652
  Change in net unrealized capital
     gains/losses........................      --         --           --      (46,701)      (46,701)
  Change in non-admitted assets..........      --         --           --        1,137         1,137
  Change in asset valuation reserve......      --         --           --       20,214        20,214
  Change in liability for reinsurance in
     unauthorized companies..............      --         --           --       (3,257)       (3,257)
  Dividends to stockholder...............      --         --           --     (100,000)     (100,000)
  Tax benefit on stock options
     exercised...........................      --         --           --        5,627         5,627
  Settlement of prior period tax returns
     and other tax-related adjustments...      --         --           --        3,443         3,443
  Capital contribution...................      --         --       65,000           --        65,000
                                           -------    ------     --------   ----------    ----------
Balance at December 31, 1999.............   2,500         --      331,236      263,487       597,223
  Net income.............................      --         --           --       71,010        71,010
  Change in net unrealized capital
     gains/losses........................      --         --           --      (24,215)      (24,215)
  Change in non-admitted assets..........      --         --           --         (145)         (145)
  Change in asset valuation reserve......      --         --           --        1,514         1,514
  Change in surplus in separate
     accounts............................      --         --           --           (2)           (2)
  Change in liability for reinsurance in
     unauthorized companies..............      --         --           --        8,012         8,012
  Dividends to stockholder...............      --         --           --      (80,000)      (80,000)
  Tax benefit on stock options
     exercised...........................      --         --           --       10,647        10,647
  Litigation settlement costs............      --         --           --       (7,225)       (7,225)
  Reinsurance transaction................      --         --           --        2,030         2,030
                                           -------    ------     --------   ----------    ----------
Balance at December 31, 2000.............   2,500         --      331,236      245,113       578,849
  Cumulative effect of change in
     accounting principles...............      --         --           --       22,939        22,939
  Net loss...............................      --         --           --     (127,121)     (127,121)
  Change in net unrealized capital
     gains/losses........................      --         --           --        7,382         7,382
  Change in non-admitted assets..........      --         --           --      (32,180)      (32,180)
  Change in asset valuation reserve......      --         --           --       67,723        67,723
  Change in surplus in separate
     accounts............................      --         --           --           (1)           (1)
  Change in liability for reinsurance in
     unauthorized companies..............      --         --           --       (1,935)       (1,935)
  Dividends to stockholder...............      --         --           --      (20,000)      (20,000)
  Tax benefit on stock options
     exercised...........................      --         --           --        5,019         5,019
  Capital contribution...................      --         --       65,000           --        65,000
  Change in net deferred income tax......      --         --           --       40,601        40,601
  Exchange of common stock for preferred
     stock...............................  (1,250)     1,250           --           --            --
                                           -------    ------     --------   ----------    ----------
Balance at December 31, 2001.............  $1,250     $1,250     $396,236   $  207,540    $  606,276
                                           =======    ======     ========   ==========    ==========

See accompanying notes.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                   STATEMENTS OF CASH FLOW -- STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                                  YEAR ENDED DECEMBER 31
                                                      -----------------------------------------------
                                                         2001              2000              1999
                                                      -----------       -----------       -----------
                                                                        (RESTATED)        (RESTATED)
OPERATING ACTIVITIES
Premiums and other considerations, net of
  reinsurance..................................       $ 1,118,626       $ 1,053,769       $ 1,148,035
Net investment income received.................           681,019           708,801           702,259
Life and accident and health claims paid.......          (412,836)         (365,286)         (346,294)
Surrender benefits and other fund withdrawals
  paid.........................................          (674,842)         (927,363)         (797,407)
Other benefits paid to policyholders...........          (129,942)         (133,078)         (168,246)
Commissions, other expenses and other taxes....          (392,086)         (456,326)         (345,725)
Federal income taxes...........................             5,240           (27,236)          (25,720)
Cash (paid) received in connection with
  reinsurance transactions.....................          (132,923)           70,813                --
                                                      -----------       -----------       -----------
Net cash provided by (used in) operating
  activities...................................            62,256           (75,906)          166,902
INVESTING ACTIVITIES
Proceeds from investments sold, matured or
  repaid:
  Bonds and preferred stocks...................         5,557,806         4,420,244         5,135,190
  Common stocks................................            87,762           132,241           240,918
  Mortgage loans on real estate................           121,735           143,007           167,004
  Real estate..................................            10,608             5,457             3,837
  Policy loans.................................             2,555             3,811             9,153
  Other........................................            19,261            30,478             3,099
                                                      -----------       -----------       -----------
                                                        5,799,727         4,735,238         5,559,201
Cost of investments acquired:
  Bonds and preferred stocks...................        (5,526,822)       (3,937,773)       (4,872,197)
  Common stocks................................          (108,885)         (181,250)         (127,653)
  Mortgage loans on real estate................           (83,858)         (185,891)         (556,380)
  Real estate..................................           (14,236)          (36,913)           (3,385)
  Other........................................           (93,913)         (112,913)          (33,562)
                                                      -----------       -----------       -----------
                                                       (5,827,714)       (4,454,740)       (5,593,177)
                                                      -----------       -----------       -----------
Net cash provided by (used in) investing
  activities...................................           (27,987)          280,498           (33,976)

                                                                  YEAR ENDED DECEMBER 31
                                                      -----------------------------------------------
                                                         2001              2000              1999
                                                      -----------       -----------       -----------
                                                                        (RESTATED)        (RESTATED)
FINANCING AND MISCELLANEOUS ACTIVITIES
Other cash provided:
Capital and surplus paid in....................            65,000                --            65,000
Borrowed money received........................                --            (5,100)            3,400
Deposits on deposit type funds and other
  liabilities without life as disability
  contingencies................................            55,261                --                --
Other sources..................................           226,985           340,268            36,497
                                                      -----------       -----------       -----------
           Total other cash provided...........           347,246           335,168           104,897
Other cash applied:
  Withdrawals on deposit type funds and other
     liabilities without disability
     contingencies.............................       $   (65,453)      $        --       $        --
  Other applications...........................          (194,146)         (424,058)         (314,306)
  Dividends to stockholder.....................           (20,000)          (80,000)         (100,000)
                                                      -----------       -----------       -----------
           Total other cash applied............          (279,599)         (504,058)         (414,306)
Net cash provided by (used in) financing and
  miscellaneous activities.....................            67,647          (168,890)         (309,409)
                                                      -----------       -----------       -----------
Increase (decrease) in cash and short-term
  investments..................................           101,916            35,702          (176,483)
Cash and short-term investments at beginning of
  year.........................................            88,999            53,297           229,780
                                                      -----------       -----------       -----------
Cash and short-term investments at end of
  year.........................................       $   190,915       $    88,999       $    53,297
                                                      ===========       ===========       ===========


See accompanying notes.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Life Investors Insurance Company of America (the Company) is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company (First AUSA), which in turn, is an indirect, wholly-owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is a wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

On December 31, 2001, the Company completed a merger with Bankers United Life Assurance Company (BULAC), which was a subsidiary of the Company. The accompanying financial statements give retroactive effect as if the merger had occurred on January 1, 1999 in conformity with Statement of Statutory Accounting
(SSAP) No. 68. This merger was accounted for in a manner similar to the pooling of interest method of accounting and, accordingly, the historical book values carried over from BULAC to the Company. The accompanying financial information is not necessarily indicative of the results that would have been recorded had the merger actually occurred on January 1, 1999, nor is it indicative of future results.

Summarized financial information for the Company and BULAC restated for periods prior to the merger are as follows:

                                                        YEAR ENDED DECEMBER 31
                                                 ------------------------------------
                                                    2001         2000         1999
                                                 ----------   ----------   ----------
Revenues:
  Company......................................  $1,398,131   $1,419,170   $1,432,789
  BULAC........................................     407,094      412,229      414,454
  Eliminations.................................      (4,000)          --      (10,000)
                                                 ----------   ----------   ----------
As restated....................................  $1,801,225   $1,831,399   $1,837,243
                                                 ==========   ==========   ==========
Net income (loss):
  Company......................................  $  (28,777)  $   58,101   $  102,440
  BULAC........................................     (14,785)      12,909       34,212
  Eliminations.................................      (4,000)          --      (10,000)
                                                 ----------   ----------   ----------
As restated....................................  $  (47,562)  $   71,010   $  126,652
                                                 ==========   ==========   ==========

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


                                                                 DECEMBER 31
                                                         ---------------------------
                                                             2001           2000
                                                         ------------   ------------
Assets:
  Company..............................................  $  7,630,401   $  7,605,904
  BULAC................................................     2,738,598      2,778,851
  Eliminations.........................................      (181,320)      (163,955)
                                                         ------------   ------------
As restated............................................  $ 10,187,679   $ 10,220,800
                                                         ============   ============
Liabilities:
  Company..............................................  $  7,025,277   $  7,027,055
  BULAC................................................     2,563,033      2,614,896
  Eliminations.........................................        (6,907)             -
                                                         ------------   ------------
As restated............................................  $  9,581,403   $  9,641,951
                                                         ============   ============
Capital and surplus:
  Company..............................................  $    606,276   $    578,849
  BULAC................................................       175,565        163,955
  Eliminations.........................................      (175,565)      (163,955)
                                                         ------------   ------------
As restated............................................  $    606,276   $    578,849
                                                         ============   ============

FINANCIAL STATEMENTS

The financial statements presented herein are prepared on a statutory basis for the Company only and, as such, the accounts of the Company's wholly-owned subsidiary, Life Investors Alliance LLC, is not consolidated with those of the Company; rather, the subsidiary is carried at the Company's equity in its statutory-basis net assets.

NATURE OF BUSINESS

The Company sells a full line of insurance products, including individual, credit and group coverages under life, annuity and accident and health policies. The Company is licensed in 49 states, the District of Columbia, and Canada. Sales of the Company's products are primarily through the general agency system.

BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

      Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholders' equity for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, changes in prepayment assumptions were accounted for in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of shareholder's equity rather than to income as would be required for fair value hedges.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Prior to January 1, 2001, valuation allowances were based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


      Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

      Subsidiaries: The accounts and operations of the Company's subsidiary is not consolidated with the accounts and operations of the Company as would be required under GAAP.

      Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

      Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

      Universal Life and Annuity Policies: Subsequent to January 1, 2001, revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Prior to January 1, 2001, all revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

      Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


      Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

      Deferred Income Taxes: Effective January 1, 2001, deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross of deferred tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are non-admitted. Deferred taxes do not include amounts for state taxes. Prior to January 1, 2001, deferred federal income taxes were not provided for differences between the financial statement amounts and tax bases of assets and liabilities. Under GAAP, states taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not expected to be realizable.

      Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated companies, which may include shares of mutual funds, are reported at market. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by Iowa Insurance Laws.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. During 2001, 2000, and 1999, the Company excluded investment income due and accrued of $9,481, $4,801, and $2,413, respectively, with respect to such practices.

During 2001, 2000, and 1999, net realized capital gains (losses) of $11,557, $(21,986), and $(14,796), respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $3,201, $2,750, and $10,490 for the years ended December 31, 2001, 2000, and 1999, respectively.

The Company uses interest rate swaps as part of its overall interest rate risk management strategy for certain life insurance and annuity products. The Company has entered into several interest rate swap contracts to modify the interest rate characteristics of the underlying liabilities. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

PREMIUMS

Life and accident and health premiums are recognized as revenue when due. Subsequent to January 1, 2001, premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting. Prior to January 1, 2001, life, annuity, and accident and health premiums were recognized as revenue when due.

AGGREGATE RESERVES FOR POLICIES

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

REINSURANCE

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency, and are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

SEPARATE ACCOUNT

Assets held in trust for purchases of variable universal life contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholders. The Company received variable contract premiums of $4,829, $1,544, and $-0- in 2001, 2000, and 1999, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

STOCK OPTION PLAN

AEGON N.V. sponsors a stock option plan that includes eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.

RECLASSIFICATIONS

Certain reclassifications have been made to the 2000 and 1999 financial statements to conform to the 2001 presentation.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

2.  ACCOUNTING CHANGES

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Iowa. Effective January 1, 2001, the State of Iowa required that insurance companies domiciled in the State of Iowa prepare their statutory-basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of Iowa insurance commissioner.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased capital and surplus, of $22,939 as of January 1, 2001. This amount included the establishment of deferred tax assets of $22,426, the release of mortgage loan prepayment fees from the IMR of $11,973, and the elimination of the cost of collection liability of $691, offset by the release of mortgage loan origination fees of $3,512, bond writedowns of $8,239 and the establishment of a vacation accrual of $400.

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards (SFAS) No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheets, for which it is practicable to estimate that value. SFAS No. 119, Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments, requires additional disclosures about derivatives. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 and No. 119 exclude certain financial instruments and all nonfinancial instruments from their disclosure requirements and allow companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

      Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

      Investment securities: Fair values for bonds and redeemable preferred stocks are based on quoted market prices, where available. For bonds and redeemable preferred stocks not actively traded, fair values

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)


are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for common stock securities of unaffiliated entities are based on quoted market prices.

      Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

      Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

      Short-term notes receivable from affiliates: The fair values for short-term notes receivable from affiliates are assumed to equal their carrying value.

      Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

      Interest rate swaps: Estimated fair value of interest rate swaps are based upon the pricing differential for similar swap agreements.

Fair values for the Company's insurance contracts other than investment contracts (including separate accounts universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)


The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments subject to the provisions of SFAS No. 107 and No. 119:

                                                         DECEMBER 31
                                               2001                      2000
                                      -----------------------   -----------------------
                                       CARRYING                  CARRYING
                                        AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
                                      ----------   ----------   ----------   ----------
ADMITTED ASSETS
Cash and short-term investments.....  $  190,915   $  190,915   $   88,999   $   88,999
Bonds...............................   6,836,878    6,891,028    6,946,270    6,874,998
Preferred stocks....................      33,353       32,926       39,342       36,240
Common stocks.......................     146,889      146,889      132,447      132,447
Mortgage loans on real estate.......   1,779,390    1,884,452    1,820,510    1,881,306
Policy loans........................     176,333      176,333      178,889      178,889
Interest rate swaps.................          14       (7,218)           -           56
Short-term notes receivable from
  affiliates........................     154,000      154,000      214,900      214,900
Separate account assets.............       5,693        5,693        1,752        1,752
LIABILITIES
Investment contract liabilities.....   5,377,300    5,311,707    5,502,150    5,410,967

4.  INVESTMENTS

At December 31, 2001 and 2000, investments in affiliated entities were as follows:

                                                        2001                2000
                                                 ------------------   -----------------
                                                           CARRYING            CARRYING
                   AFFILIATE                      COST      AMOUNT     COST     AMOUNT
                   ---------                     -------   --------   ------   --------
Preferred:
  Cadet Holding Corp...........................  $ 5,068    $1,326    $5,068    $1,224
Common:
  Life Investors Alliance LLC..................   13,000         -         -       120
  IDEX II Income Plus..........................        -         -     2,069     1,882
                                                 -------    ------    ------    ------
                                                 $18,068    $1,326    $7,137    $3,226
                                                 =======    ======    ======    ======

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA
          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS (CONTINUED)
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

4.  INVESTMENTS (CONTINUED)


The carrying amounts and estimated fair values of investments in bonds and preferred stock were as follows:

                                                        GROSS        GROSS
                                          CARRYING    UNREALIZED   UNREALIZED   ESTIMATED
                                           AMOUNT       GAINS        LOSSES     FAIR VALUE
                                         ----------   ----------   ----------   ----------
DECEMBER 31, 2001
Bonds:
  United States Government and
     agencies..........................  $  135,689    $  3,046     $    403    $  138,332
  State, municipal and other
     government........................     183,861       9,873        8,488       185,246
  Public utilities.....................     565,458      14,012        9,850       569,620
  Industrial and miscellaneous.........   3,462,594     105,196       92,302     3,475,488
  Mortgage and other asset-backed
     securities........................   2,489,276      55,621       22,555     2,522,342
                                         ----------    --------     --------    ----------
                                          6,836,878     187,748      133,598     6,891,028
Preferred stocks.......................      33,353          41          468        32,926
                                         ----------    --------     --------    ----------
                                         $6,870,231    $187,789     $134,066    $6,923,954
                                         ==========    ========     ========    ==========
DECEMBER 31, 2000
Bonds:
  United States Government and
     agencies..........................  $  160,632    $    719     $  2,361    $  158,990
  State, municipal and other
     government........................     222,011       6,434        9,471       218,974
  Public utilities.....................     557,689      10,260       13,484       554,465
  Industrial and miscellaneous.........   3,225,590      65,825      141,760     3,149,655
  Mortgage and other asset-backed
     securities........................   2,780,348      48,901       36,335     2,792,914
                                         ----------    --------     --------    ----------
                                          6,946,270     132,139      203,411     6,874,998
Preferred stocks.......................      39,342           -        3,102        36,240
                                         ----------    --------     --------    ----------
                                         $6,985,612    $132,139     $206,513    $6,911,238
                                         ==========    ========     ========    ==========

The carrying amounts and estimated fair values of bonds at December 31, 2001, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                             CARRYING    ESTIMATED
                                                              AMOUNT     FAIR VALUE
                                                            ----------   ----------
Due in one year or less...................................  $  328,989   $  333,233
Due one through five years................................   1,660,994    1,689,225
Due five through ten years................................   1,687,907    1,684,280
Due after ten years.......................................     669,712      661,948
                                                            ----------   ----------
                                                             4,347,602    4,368,686
Mortgage and other asset-backed securities................   2,489,276    2,522,342
                                                            ----------   ----------
                                                            $6,836,878   $6,891,028
                                                            ==========   ==========

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

4.  INVESTMENTS (CONTINUED)


A detail of net investment income is presented below:

                                                         YEAR ENDED DECEMBER 31
                                                   2001           2000           1999
                                                 --------       --------       --------
Interest on bonds..............................  $529,090       $545,503       $562,081
Dividends on equity investments................     3,885          1,437          1,430
Interest on mortgage loans.....................   142,293        141,741        118,791
Rental income on real estate...................    18,683         18,747         15,427
Interest on policy loans.......................    13,777         13,516         13,633
Other investment income........................    10,365         14,318         11,257
                                                 --------       --------       --------
Gross investment income........................   718,093        735,262        722,619
Less investment expenses.......................    39,881         38,890         35,866
                                                 --------       --------       --------
Net investment income..........................  $678,212       $696,372       $686,753
                                                 ========       ========       ========

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                        YEAR ENDED DECEMBER 31
                                                2001             2000             1999
                                             ----------       ----------       ----------
Proceeds...................................  $5,557,806       $4,420,244       $5,135,190
                                             ==========       ==========       ==========
Gross realized gains.......................  $   67,969       $   29,747       $   39,842
Gross realized losses......................    (137,207)         (77,583)         (60,823)
                                             ----------       ----------       ----------
Net realized gains (losses)................  $  (69,238)      $  (47,836)      $  (20,981)
                                             ==========       ==========       ==========

Gross realized losses in 2001 include $73,155 which relates to losses recognized on other than temporary declines in market values of debt securities.

Gross unrealized gains and gross unrealized losses on equity securities, including the stock of affiliated entities, included unrealized gains of $31,691 and $20,923, and unrealized losses of $(25,385) and $(23,459) at December 31, 2001 and 2000, respectively. The change in net unrealized capital gains/losses on investments were as follows:

                                                          YEAR ENDED DECEMBER 31
                                                    2001           2000           1999
                                                   -------       --------       --------
Bonds............................................  $(5,946)      $(11,973)      $ (5,655)
Preferred stocks.................................    2,501           (914)           255
Common stocks....................................    8,842        (15,817)       (38,166)
Mortgage loans on real estate....................        6             69            184
Real estate......................................      322             --           (322)
Other invested assets............................    1,658          4,420         (2,997)
                                                   -------       --------       --------
Change in unrealized.............................  $ 7,383       $(24,215)      $(46,701)
                                                   =======       ========       ========

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

4.  INVESTMENTS (CONTINUED)


At December 31, 2001, investments with an aggregate carrying amount of $2,500 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such state regulatory authorities, as required by statute.

Realized investment gains (losses) on investments are summarized below:

                                                         YEAR ENDED DECEMBER 31
                                                   2001            2000           1999
                                                 ---------       --------       --------
Debt securities................................  $ (69,238)      $(47,836)      $(20,981)
Short-term investments.........................      1,182            897           (686)
Equity securities..............................    (17,524)        16,134         47,892
Mortgage loans on real estate..................         --          4,200          2,466
Real estate....................................        506         (1,488)           431
Other invested assets..........................     (5,173)           279         (1,592)
                                                 ---------       --------       --------
                                                   (90,247)       (27,814)        27,530
Federal income tax effect......................     (3,151)         7,337        (15,564)
Transfer (to) from interest maintenance
  reserve......................................    (11,557)        21,986         14,796
                                                 ---------       --------       --------
Net realized capital gains (losses) on
  investments..................................  $(104,955)      $  1,509       $ 26,762
                                                 =========       ========       ========

The maximum and minimum lending rates for mortgages during 2001 were 8.56% and 4.6%, respectively. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 80%. Mortgage loans with a carrying amount of $1,484 were non-income producing for the previous six months. Interest of $125 related to these mortgage loans was not accrued. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property.

No loans were foreclosed or acquired by deed and transferred to real estate during 2001 and 2000. At December 31, 2001 and 2000, the Company held a mortgage loan loss reserve in the AVR of $21,420 and $20,870, respectively. At December 31, 2001 and 2000, the mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

             GEOGRAPHIC DISTRIBUTION                         PROPERTY TYPE DISTRIBUTION
-------------------------------------------------   --------------------------------------------
                                      2001   2000                                    2001   2000
                                      ----   ----                                    ----   ----
South Atlantic                         24%    25%   Office                            38%    37%
Pacific                                20     20    Retail                            24     24
E. North Central                       20     19    Industrial                        21     22
Mountain                               14     14    Apartment                          9      9
W. South Central                        7      7    Other                              5      5
Middle Atlantic                         5      5    Agriculture                        3      3
E. South Central                        4      5
New England                             4      3
W. North Central                        2      2

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

4.  INVESTMENTS (CONTINUED)


The Company utilizes a variety of off-balance sheet financial instruments as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. Those instruments include interest rate exchange agreements (swaps) and futures contracts, and all involve elements of credit and market risks in excess of the amounts recognized in the accompanying financial statements at a given point in time. The contract or notional amounts of those instruments reflect the extent of involvement in the various types of financial instruments.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). Credit loss exposure resulting from nonperformance by a counterparty for commitments to extend credit is represented by the contractual amounts of the instruments.

At December 31, 2001 and 2000, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

                                                         NOTIONAL AMOUNT
                                                      ----------------------
                                                       2001           2000
                                                      -------       --------
Derivative securities:
  Interest rate swaps -- receive floating -- pay
     fixed..........................................  $20,000       $149,843
  Interest rate swaps -- receive floating -- pay
     floating.......................................    3,134             --
  Interest rate swaps -- receive fixed -- pay
     floating.......................................   55,000         10,000

The Company may enter into futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains or losses. When the contracts are closed, the Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Company's cost basis in the contract. The Company recognized net realized losses from futures contracts in the amount of $1,438, $1,236, and $-0- for the years ended December 31, 2001, 2000, and 1999, respectively.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

4.  INVESTMENTS (CONTINUED)


Open futures contracts at December 31, 2001 and 2000:

                                                                              OPENING       YEAR-END
                  NUMBER OF                               CONTRACT            MARKET         MARKET
                  CONTRACTS                                 TYPE               VALUE         VALUE
                  ---------                          ------------------       -------       --------
              December 31, 2001:
                                                          S&P 500
                      35                             March 2002 Futures       $10,100       $10,056
              December 31, 2000:
                                                          S&P 500
                      18                             March 2001 Futures       $ 6,090       $ 6,008

The Company's use of futures contracts may expose the Company to certain risks. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged. Unexpected adverse price movements could cause the Company's hedging strategy to be unsuccessful and result in losses.

During 2001, the Company began utilizing credit default swaps in replication transactions. A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap. A premium is received by the Company on a periodic basis and recognized in investment income. In the event that the representative issuer defaults on its obligation referenced in the credit default swap contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. At December 31, 2001, the Company has outstanding replication transactions with a statement value of $10,068. During the year ended December 31, 2001, there were no capital losses recognized related to replication transactions.

5.  REINSURANCE

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

5.  REINSURANCE (CONTINUED)


Reinsurance assumption and cession treaties are transacted primarily with affiliates. Premiums earned reflect the following reinsurance assumed and ceded amounts:

                                                        YEAR ENDED DECEMBER 31
                                                2001             2000             1999
                                             ----------       ----------       ----------
Direct premiums............................  $1,120,080       $1,148,126       $1,160,456
Reinsurance assumed........................      52,511           27,735           27,472
Reinsurance ceded..........................    (109,891)         (89,464)        (102,364)
                                             ----------       ----------       ----------
Net premiums earned........................  $1,062,700       $1,086,397       $1,085,564
                                             ==========       ==========       ==========

The Company received reinsurance recoveries in the amount of $49,280, $48,958, and $51,525 during 2001, 2000, and 1999, respectively. At December 31, 2001 and 2000, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $10,109 and $12,884, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2001 and 2000 of $194,899 and $193,452, respectively.

During 2001, the Company and Veterans Life Insurance Company (Veterans), an affiliate, entered into an indemnity reinsurance agreement in which Veterans agreed to cede to the Company 100% of its in force business, except to the extent this business was previously ceded. This treaty is a 100% quota share on a modified coinsurance basis. Under this agreement, Veterans agrees to pay to the Company the quota share percentage of the gross premiums collected on the business and the Company will pay to Veterans the quota share percentage of all death, disability, withdrawal, and settlement payments. The Company will pay Veterans an expense allowance as defined in the treaty. Additionally, the Company paid Veterans a ceding commission of $132,671 at the inception of the contract. In accordance with SSAP No. 61, the effects of this transaction have been recognized in the statement of operations.

6.  ACCIDENT AND HEALTH CLAIM LIABILITY

Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

6.  ACCIDENT AND HEALTH CLAIM LIABILITY (CONTINUED)


Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

                                      UNPAID CLAIMS
                                        LIABILITY                              UNPAID CLAIMS
                                        BEGINNING         CLAIMS     CLAIMS    LIABILITY END
                                         OF YEAR         INCURRED     PAID        OF YEAR
                                   -------------------   --------   --------   -------------
YEAR ENDED DECEMBER 31, 2001
2001.............................       $     --         $331,078   $159,691     $171,387
2000 and prior...................        254,476           (3,508)   135,340      115,628
                                        --------         --------   --------     --------
                                         254,476         $327,570   $295,031      287,015
                                                         ========   ========
Active life reserve..............        552,027                                  648,458
                                        --------                                 --------
Total accident and health
  reserves.......................       $806,503                                 $935,473
                                        ========                                 ========
YEAR ENDED DECEMBER 31, 2000
2000.............................       $     --         $300,510   $143,495     $157,015
1999 and prior...................        226,687          (10,741)   118,485       97,461
                                        --------         --------   --------     --------
                                         226,687         $289,769   $261,980      254,476
                                                         ========   ========
Active life reserve..............        453,497                                  552,027
                                        --------                                 --------
Total accident and health
  reserves.......................       $680,184                                 $806,503
                                        ========                                 ========

The Company's unpaid claims reserve was decreased by $3,508 and $10,741 for the years ended December 31, 2001 and 2000, respectively, for health claims that occurred prior to those balance sheet dates. The redundancies in 2001 and 2000 resulted primarily from variances in the frequency of claims or claim severity.

7.  INCOME TAXES

The components of the Company's net deferred income tax assets are comprised of the following:

                                                           DECEMBER 31,       JANUARY 1,
                                                               2001              2001
                                                           ------------       ----------
Gross deferred income tax assets.........................    $236,862          $191,631
Gross deferred income tax liabilities....................      36,457            31,827
Deferred income tax assets nonadmitted...................     166,600           137,378
                                                             --------          --------
Net admitted deferred income tax asset...................    $ 33,805          $ 22,426
                                                             ========          ========

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

7.  INCOME TAXES (CONTINUED)


The main components of deferred tax amounts, as well as the net change for the year ended December 31, 2001, are as follows:

                                                DECEMBER 31,       JANUARY 1,         NET
                                                    2001              2001          CHANGE
                                                ------------       ----------       -------
Deferred income tax assets:
  Deferred intercompany gains/losses..........    $  7,360          $     --        $ 7,360
  Depreciable personal property...............       3,322             2,158          1,164
  Guaranty funds..............................       4,229             4,082            147
  Other post employment benefits (OPEB).......       2,948             4,281         (1,333)
  Tax basis deferred acquisition costs........      79,548            81,235         (1,687)
  Reserves....................................      79,256            83,063         (3,807)
  Unrealized capital losses...................      48,205             4,535         43,670
  Other.......................................      11,994            12,277           (283)
                                                  --------          --------        -------
Total deferred income tax assets..............    $236,862          $191,631        $45,231
                                                  ========          ========        =======
Deferred income tax assets nonadmitted........    $166,600          $137,378        $29,222
                                                  ========          ========        =======
Deferred income tax liabilities:
  Cash surrender value on insurance...........    $  6,892          $  4,553        $ 2,339
  Partnerships................................       2,986             3,276           (290)
  Pension expense.............................       1,692             3,321         (1,629)
  Real estate.................................       1,362             1,756           (394)
  Unrealized capital gains....................      22,224            13,035          9,189
  Other.......................................       1,301             5,886         (4,585)
                                                  --------          --------        -------
Total deferred income tax liabilities.........    $ 36,457          $ 31,827        $ 4,630
                                                  ========          ========        =======

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

7.  INCOME TAXES (CONTINUED)


Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains/losses on investments for the following reasons:

                                                          YEAR ENDED DECEMBER 31
                                                    2001            2000          1999
                                                  ---------       --------       -------
Income tax computed at the federal statutory
  rate (35%)....................................  $ (26,445)      $ 34,673       $51,174
  Deferred acquisition costs -- tax basis.......     (1,687)         3,879         4,231
  Depreciation..................................         (6)        (1,167)         (958)
  Dividends received deduction..................     (1,691)           (95)       (6,841)
  Investment income items.......................     (9,504)        (1,708)       (1,693)
  Low income housing credits....................     (9,354)        (4,328)            -
  Pension expense adjustment....................      1,629         (6,268)            -
  Prior year over accrual.......................     (1,132)        (3,323)       (6,526)
  Stock options.................................     (5,019)       (10,647)       (5,627)
  Tax reserve valuation.........................        971         12,251         6,804
  All other adjustments.........................     (1,152)         6,298         5,757
                                                  ---------       --------       -------
Federal income tax expense (benefit)............  $ (53,390)      $ 29,565       $46,321
                                                  =========       ========       =======

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA ($10,717 at December 31, 2001). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $3,751.

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined in the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

In 1999, the Company reached a final settlement with the Internal Revenue Service for 1990 and 1991 resulting in a tax refund of $941 and interest received of $564. These amounts were credited directly to unassigned surplus. The Company also corrected an error in 1999 which related to the 1997 tax-sharing agreement between the Company and these affiliates. This resulted in a credit to unassigned surplus of $1,938.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

7.  INCOME TAXES (CONTINUED)


The Company's federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1995. An examination is underway for 1996 and 1997.

8.  POLICY AND CONTRACT ATTRIBUTES

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 1% of ordinary life insurance in force at December 31, 2001 and 2000.

A portion of the Company's policy reserves and other policyholders' funds relates to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

                                                               DECEMBER 31
                                                 2001                              2000
                                      ---------------------------       ---------------------------
                                                       PERCENT OF                        PERCENT OF
                                        AMOUNT           TOTAL            AMOUNT           TOTAL
                                      ----------       ----------       ----------       ----------
Subject to discretionary
  withdrawal with market value
  adjustment...................       $  502,923            9%          $  545,420            9%
Subject to discretionary
  withdrawal at book value less
  surrender charge.............          260,946            5              386,292            7
Subject to discretionary
  withdrawal at book value
  (minimal or no charges or
  adjustments).................        4,612,876           82            4,569,888           80
Not subject to discretionary
  withdrawal provision.........          227,412            4              239,052            4
                                      ----------          ---           ----------          ---
                                       5,604,157          100%           5,740,652          100%
                                                          ===                               ===
Less reinsurance ceded.........           99,739                           110,127
                                      ----------                        ----------
Total policy reserves on
  annuities and deposit fund
  liabilities..................       $5,504,418                        $5,630,525
                                      ==========                        ==========

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

8.  POLICY AND CONTRACT ATTRIBUTES (CONTINUED)


Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2001 and 2000, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                                       GROSS         LOADING         NET
                                                      --------       -------       --------
DECEMBER 31, 2001
Life and annuity:
  Ordinary direct first year business..........       $  3,084       $   380       $  2,704
  Ordinary direct renewal business.............         12,513          (729)        13,242
  Group life direct business...................          5,378             5          5,373
  Credit life direct business..................         (3,699)           --         (3,699)
  Reinsurance ceded............................         (6,537)           --         (6,537)
                                                      --------       -------       --------
Total life and annuity.........................         10,739          (344)        11,083
Accident and health:
  Direct.......................................         10,113            --         10,113
  Reinsurance ceded............................         (2,729)           --         (2,729)
                                                      --------       -------       --------
Total accident and health......................          7,384            --          7,384
                                                      --------       -------       --------
                                                      $ 18,123       $  (344)      $ 18,467
                                                      ========       =======       ========
DECEMBER 31, 2000
Life and annuity:
  Ordinary direct first year business..........       $  1,675       $  (218)      $  1,893
  Ordinary direct renewal business.............         12,067         1,096         10,971
  Group life direct business...................         16,229             2         16,227
  Credit life direct business..................         (1,554)            5         (1,559)
  Reinsurance ceded............................        (16,508)           --        (16,508)
                                                      --------       -------       --------
Total life and annuity.........................         11,909           885         11,024
Accident and health:
  Direct.......................................         11,163            --         11,163
  Reinsurance ceded............................         (2,926)           --         (2,926)
                                                      --------       -------       --------
Total accident and health......................          8,237            --          8,237
                                                      --------       -------       --------
                                                      $ 20,146       $   885       $ 19,261
                                                      ========       =======       ========

At December 31, 2001 and 2000, the Company had insurance in force aggregating $1,494,325 and $1,064,790, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $7,867 and $5,682 to cover these deficiencies at December 31, 2001 and 2000, respectively.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

9.  SECURITIES LENDING

The Company may lend securities to approved brokers and other parties to earn additional income. The Company receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of loaned securities is determined at the close of business and any additional required collateral is delivered to the Company on the next business day. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2001 and 2000, the value of securities loaned amounted to $511,217 and $179,584, respectively.

10.  DIVIDEND RESTRICTIONS

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2002, without the prior approval of insurance regulatory authorities, is $60,378.

The Company paid $20,000, $80,000, and $100,000 in 2001, 2000, and 1999, respectively, in cash dividends to First AUSA.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount is to be determined based on the various risk factors related to it. At December 2001, the Company meets the RBC requirements.

11.  CAPITAL STRUCTURE

During 2001, the Company exchanged 504,032 shares of its common stock with 504,032 shares of preferred stock. The par value of the preferred stock is $2.48 per share and the liquidation value is equal to $777.73 per share. This per share liquidation value shall be adjusted proportionally to reflect any resulting increase or decrease in the number of outstanding shares of preferred stock. Holders of the preferred shares shall be entitled to receive dividends equal to the amount of income generated from a segregated pool of assets, including cash, cash equivalents, mortgages, and debt securities and these dividends are cumulative in nature. Holders of the shares of preferred stock have no right to cause mandatory or optional redemption of the shares.

12.  RETIREMENT AND COMPENSATION PLANS

The Company's employees participate in a qualified defined benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the SFAS No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $4,654, $2,127, and $1,886 for the years ended December 31, 2001, 2000, and 1999,

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

12.  RETIREMENT AND COMPENSATION PLANS (CONTINUED)


respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Expense related to this plan was $2,494, $1,643, and $1,427 for the years ended December 31, 2001, 2000, and 1999, respectively.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $692, $189, and $136 for the years ended December 31, 2001, 2000, and 1999, respectively.

13.  RELATED PARTY TRANSACTIONS

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2001, 2000, and 1999, the Company paid $88,234, $76,533, and $75,159, respectively, for such services, which approximates their costs to the affiliates.

The Company provides office space, marketing and administrative services to certain affiliates. During 2001, 2000, and 1999, the Company received $196,439, $129,458, and $130,789, respectively, for these services, which approximates their costs to the Company.

Payables and receivables to and from affiliates bear interest at the 30-day commercial paper rate. During 2001, 2000, and 1999, the Company (received) paid net interest of $(152), $423, and $708, respectively, to affiliates.

The Company received a capital contribution of $65,000 from its parent in 2001 and 1999.

At December 31, 2001 and 2000, the Company had net short-term notes receivable from affiliates of $154,000 and $214,900, respectively. Interest on these notes bear interest at the 30-day commercial paper rate at the time of issue.

During 1999, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. Premiums of $87,000 were paid to the affiliate for these policies. At December 31, 2001 and 2000, the cash surrender value of these policies was $104,792 and $99,761, respectively.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

14.  COMMITMENTS AND CONTINGENCIES

BULAC was a defendant in a class action lawsuit similar to those faced by many other life insurance companies, alleging damages related to sales practices for interest sensitive whole life policies sold between December 1988 and December 1997. There was a class action settlement approved by the court in 2000 which has been implemented. Pre-tax administrative and policy benefit costs associated with the settlement of $12.6 million ($7.225 million taken directly to surplus, net of tax) and $1.0 million have been incurred in 2000 and 1999, respectively. Additional costs related to the settlement are not expected to be material and could be incurred over a period of years.

In the ordinary course of business, the Company is also engaged in certain other litigation, none of which management believes is material to the Company's financial position.

The Company has guaranteed that AUSA Life Insurance Company, Inc., an affiliate, will maintain capital and surplus amounts in excess of the statutory minimum requirements of $3,000. At December 31, 2001, AUSA Life Insurance Company, Inc. had capital and surplus of $429,618.

The Company has contingent commitments for $50,149 as of December 31, 2001 to provide additional funding for various joint ventures, partnerships, and limited liability companies.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA). Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $12,083 and $11,666 at December 31, 2001 and 2000, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $603, $660, and $773 for December 31, 2001, 2000 and 1999, respectively.

15.  MANAGING GENERAL AGENTS

The Company had $19,756, $52,458, and $-0- for the years ended December 31, 2001, 2000 and 1999, respectively, of direct premiums written by managing general agents.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

16.  RECONCILIATION OF CAPITAL AND SURPLUS AND NET LOSS

The following table reconciles capital and surplus and net income as reported in the Annual Statement filed with the Insurance Division, Department of Commerce, of the State of Iowa to the amounts reported in the accompanying financial statements:

                                                                              YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,
                                                             2001                2001
                                                         -------------       ------------
                                                         TOTAL CAPITAL
                                                          AND SURPLUS          NET LOSS
                                                         -------------       ------------
Amounts reported in Annual Statement                       $606,276           $  (43,562)
Elimination of dividends paid by BULAC prior to merger           --               (4,000)
Recognition of reinsurance transaction in the statement
  of operations                                                  --              (79,559)
                                                           --------           ----------
Amounts reported herein                                    $606,276           $ (127,121)
                                                           ========           ==========

                           STATUTORY-BASIS FINANCIAL

                              STATEMENT SCHEDULES

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA
                      SUMMARY OF INVESTMENTS -- OTHER THAN
                         INVESTMENTS IN RELATED PARTIES
                             (DOLLARS IN THOUSANDS)
                               DECEMBER 31, 2001

SCHEDULE I

                                                                               AMOUNT AT WHICH
                                                                    MARKET      SHOWN IN THE
                TYPE OF INVESTMENT                    COST (1)      VALUE       BALANCE SHEET
---------------------------------------------------  ----------   ----------   ---------------
FIXED MATURITIES
Bonds:
  United States Government and government agencies
     and authorities...............................  $  147,121   $  150,225     $  147,121
  States, municipalities and political
     subdivisions..................................     759,134      765,670        759,134
  Foreign governments..............................     114,938      121,156        114,938
  Public utilities.................................     565,458      569,620        565,458
  All other corporate bonds........................   5,250,227    5,284,357      5,250,227
Redeemable preferred stock.........................      32,027       31,599         32,027
                                                     ----------   ----------     ----------
Total fixed maturities.............................   6,868,905    6,922,627      6,868,905
EQUITY SECURITIES
Common stocks:
  Public utilities.................................       3,736        3,961          3,961
  Banks, trust and insurance.......................      14,845       17,099         17,099
  Industrial, miscellaneous and all other..........     115,553      125,829        125,829
                                                     ----------   ----------     ----------
Total equity securities............................     134,134      146,889        146,889
Mortgage loans on real estate......................   1,779,390                   1,779,390
Real estate........................................     111,903                     111,903
Real estate acquired in satisfaction of debt.......       8,988                       8,988
Policy loans.......................................     176,333                     176,333
Other invested investments.........................     247,105                     247,105
Short-term notes receivable from affiliates........     154,000                     154,000
Cash and short-term investments....................     190,915                     190,915
                                                     ----------                  ----------
Total investments..................................  $9,671,673                  $9,684,428
                                                     ==========                  ==========

---------------
(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                      SUPPLEMENTARY INSURANCE INFORMATION
                             (DOLLARS IN THOUSANDS)

SCHEDULE III

                                                     FUTURE POLICY                       POLICY AND
                                                     BENEFITS AND        UNEARNED         CONTRACT
                                                       EXPENSES          PREMIUMS        LIABILITIES
                                                     -------------       --------        -----------
YEAR ENDED DECEMBER 31, 2001
Individual life....................................   $2,173,578         $     --         $ 15,430
Individual health..................................      611,405           33,347           70,829
Group life and health..............................      788,860          104,974           53,028
Annuity............................................    5,264,175               --               --
                                                      ----------         --------         --------
                                                      $8,838,018         $138,321         $139,287
                                                      ==========         ========         ========
YEAR ENDED DECEMBER 31, 2000
Individual life....................................   $2,129,229         $     --         $ 13,816
Individual health..................................      543,315          116,528           65,618
Group life and health..............................      679,365           15,112           50,459
Annuity............................................    5,387,685               --               --
                                                      ----------         --------         --------
                                                      $8,739,594         $131,640         $129,893
                                                      ==========         ========         ========
YEAR ENDED DECEMBER 31, 1999
Individual life....................................   $1,800,834         $     --         $ 11,587
Individual health..................................      444,318          110,450           57,197
Group life and health..............................      657,399           10,946           48,033
Annuity............................................    5,871,626               --               --
                                                      ----------         --------         --------
                                                      $8,774,177         $121,396         $116,817
                                                      ==========         ========         ========

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                      SUPPLEMENTARY INSURANCE INFORMATION
                             (DOLLARS IN THOUSANDS)

SCHEDULE III (CONTINUED)

                      NET          BENEFITS, CLAIMS          OTHER
     PREMIUM       INVESTMENT         LOSSES AND           OPERATING
     REVENUE        INCOME*       SETTLEMENT EXPENSES      EXPENSES*
    ----------   --------------   -------------------   ---------------
    $  225,892      $154,644          $  260,927           $196,628
       304,145        54,555             261,788            144,161
       294,462        53,892             259,545            110,881
       238,201       415,121             560,090             79,653
    ----------      --------          ----------           --------
    $1,062,700      $678,212          $1,342,350           $531,323
    ==========      ========          ==========           ========
    $  316,511      $150,582          $  356,608           $ 79,375
       300,467        52,899             252,090            134,706
       265,613        48,650             234,638             68,591
       203,806       444,241             534,264             70,880
    ----------      --------          ----------           --------
    $1,086,397      $696,372          $1,377,600           $353,552
    ==========      ========          ==========           ========
    $  284,280      $115,576          $  310,945           $ 79,394
       281,122        45,068             205,397            124,011
       247,015        45,327             216,584             62,783
       273,147       480,782             626,636             65,282
    ----------      --------          ----------           --------
    $1,085,564      $686,753          $1,359,562           $331,470
    ==========      ========          ==========           ========

---------------
 * Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                                  REINSURANCE
                             (DOLLARS IN THOUSANDS)

SCHEDULE IV

                                                                                        PERCENTAGE
                                                CEDED TO      ASSUMED                   OF AMOUNT
                                    GROSS         OTHER      FROM OTHER       NET       ASSUMED TO
                                   AMOUNT       COMPANIES    COMPANIES      AMOUNT         NET
                                 -----------   -----------   ----------   -----------   ----------
YEAR ENDED DECEMBER 31, 2001
Life insurance in force........  $45,937,644   $13,030,960    $627,657    $33,534,341       1.9%
                                 ===========   ===========    ========    ===========      ====
Premiums:
  Individual life..............  $   242,756   $    45,321    $ 28,457    $   225,892      12.6%
  Individual health............      322,103        28,157      10,199        304,145       3.4
  Group life and health........      317,836        36,131      12,757        294,462       4.3
  Annuity......................      237,385           282       1,098        238,201        .5
                                 -----------   -----------    --------    -----------      ----
                                 $ 1,120,080   $   109,891    $ 52,511    $ 1,062,700       4.9%
                                 ===========   ===========    ========    ===========      ====
YEAR ENDED DECEMBER 31, 2000
Life insurance in force........  $41,410,871   $10,310,644    $589,439    $31,689,666       1.9%
                                 ===========   ===========    ========    ===========      ====
Premiums:
  Individual life..............  $   342,593   $    40,200    $ 13,226    $   315,619       4.2%
  Individual health............      315,202        25,560      10,825        300,467       3.6
  Group life and health........      286,444        23,564       2,733        265,613       1.0
  Annuity......................      203,887           140         951        204,698        .5
                                 -----------   -----------    --------    -----------      ----
                                 $ 1,148,126   $    89,464    $ 27,735    $ 1,086,397       2.6%
                                 ===========   ===========    ========    ===========      ====
YEAR ENDED DECEMBER 31, 1999
  Life insurance in force......  $38,510,018   $ 8,368,244    $583,154    $30,724,928       1.9%
                                 ===========   ===========    ========    ===========      ====
Premiums:
  Individual life..............  $   311,024   $    41,067    $ 14,323    $   284,280       5.0%
  Individual health............      300,876        29,171       9,417        281,122       3.3
  Group life and health........      276,082        31,987       2,920        247,015       1.2
  Annuity......................      272,474           139         812        273,147        .3
                                 ===========   ===========    ========    ===========      ====
                                 $ 1,160,456   $   102,364    $ 27,472    $ 1,085,564       2.5%
                                 ===========   ===========    ========    ===========      ====

                              FINANCIAL STATEMENTS

                     LIFE INVESTORS VARIABLE LIFE ACCOUNT A

                          YEAR ENDED DECEMBER 31, 2001

                     LIFE INVESTORS VARIABLE LIFE ACCOUNT A

                              FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2001

                                    CONTENTS


Report of Independent Auditors..............................    1

Financial Statements

Statements of Assets and Liabilities........................    2

Statements of Operations....................................    6

Statements of Changes in Net Assets.........................   14

Notes to Financial Statements...............................   22

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Contract Owners of Life Investors Variable Life Account A
Life Investors Insurance Company of America

We have audited the accompanying statements of assets and liabilities of Life Investors Variable Life Account A (comprised of the Janus Aspen Growth, Janus Aspen Worldwide Growth, Janus Aspen Balanced, Janus Aspen Capital Appreciation, Janus Aspen Aggressive Growth, AIM V.I. Capital Appreciation, AIM V.I. Government Securities, AIM V.I. Growth, AIM V.I. International Equity, AIM V.I. Value, Oppenheimer Main Street Growth & Income, Oppenheimer Multiple Strategies, Oppenheimer Bond, Oppenheimer Strategic Bond, Oppenheimer High Income, Fidelity VIP II Index 500, Fidelity VIP Money Market, Fidelity VIP Growth, Fidelity VIP II Contrafund(R) and Fidelity VIP III Growth & Income subaccounts), as of December 31, 2001, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 2001, by correspondence with the mutual fund's transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Life Investors Variable Life Account A at December 31, 2001, and the results of their operations and changes in their net assets for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.

Des Moines, Iowa
February 1, 2002

                     LIFE INVESTORS VARIABLE LIFE ACCOUNT A

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2001

                                                                    JANUS ASPEN
                                                     JANUS ASPEN     WORLDWIDE     JANUS ASPEN
                                                        GROWTH         GROWTH       BALANCED
                                                      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                     ------------   ------------   -----------
ASSETS
Cash...............................................  $         33   $         49   $         3
Investments in mutual funds, at current market
  value:
  Janus Aspen Series:
     Janus Aspen Growth Portfolio..................       730,788             --            --
     Janus Aspen Worldwide Growth Portfolio........            --        713,657            --
     Janus Aspen Balanced Portfolio................            --             --       597,166
     Janus Aspen Capital Appreciation Portfolio....            --             --            --
     Janus Aspen Aggressive Growth Portfolio.......            --             --            --
  AIM Variable Insurance Funds, Inc.:
     AIM V.I. Capital Appreciation Fund............            --             --            --
     AIM V.I. Government Securities Fund...........            --             --            --
     AIM V.I. Growth Fund..........................            --             --            --
     AIM V.I. International Equity Fund............            --             --            --
     AIM V.I. Value Fund...........................            --             --            --
  Oppenheimer Variable Account Funds:
     Oppenheimer Main Street Growth & Income
        Fund/VA....................................            --             --            --
     Oppenheimer Multiple Strategies Fund/VA.......            --             --            --
     Oppenheimer Bond Fund/VA......................            --             --            --
     Oppenheimer Strategic Bond Fund/VA............            --             --            --
     Oppenheimer High Income Fund/VA...............            --             --            --
  Fidelity Variable Insurance Products Funds:
     Fidelity VIP II Index 500 Portfolio...........            --             --            --
     Fidelity VIP Money Market Portfolio...........            --             --            --
     Fidelity VIP Growth Portfolio.................            --             --            --
     Fidelity VIP II Contrafund(R) Portfolio.......            --             --            --
     Fidelity VIP III Growth & Income Portfolio....            --             --            --
                                                     ------------   ------------   -----------
Total investments in mutual funds..................       730,788        713,657       597,166
                                                     ------------   ------------   -----------
Total assets.......................................       730,821        713,706       597,169
LIABILITIES
Contract terminations payable......................            --             --            --
                                                     ------------   ------------   -----------
                                                     $    730,821   $    713,706   $   597,169
                                                     ============   ============   ===========
Net assets:
  Deferred annuity contracts terminable by
     owners........................................  $    730,821   $    713,706   $   597,169
                                                     ------------   ------------   -----------
Total net assets...................................  $    730,821   $    713,706   $   597,169
                                                     ============   ============   ===========
Accumulation units outstanding.....................   114,101.447    109,350.611    63,930.030
                                                     ============   ============   ===========
Accumulation unit value............................  $   6.405007   $   6.526769   $  9.340982
                                                     ============   ============   ===========

See accompanying notes.

    JANUS ASPEN    JANUS ASPEN     AIM V.I.      AIM V.I.                    AIM V.I.
      CAPITAL      AGGRESSIVE      CAPITAL      GOVERNMENT    AIM V.I.     INTERNATIONAL     AIM V.I.
    APPRECIATION     GROWTH      APPRECIATION   SECURITIES     GROWTH         EQUITY          VALUE
     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
    ------------   -----------   ------------   ----------   -----------   -------------   ------------
    $        12    $        24   $        12    $       --   $        18    $         2    $         18
             --             --            --            --            --             --              --
             --             --            --            --            --             --              --
             --             --            --            --            --             --              --
        209,408             --            --            --            --             --              --
             --        352,456            --            --            --             --              --
             --             --       239,905            --            --             --              --
             --             --            --        37,323            --             --              --
             --             --            --            --       313,205             --              --
             --             --            --            --            --        121,496              --
             --             --            --            --            --             --         768,840
             --             --            --            --            --             --              --
             --             --            --            --            --             --              --
             --             --            --            --            --             --              --
             --             --            --            --            --             --              --
             --             --            --            --            --             --              --
             --             --            --            --            --             --              --
             --             --            --            --            --             --              --
             --             --            --            --            --             --              --
             --             --            --            --            --             --              --
             --             --            --            --            --             --              --
    -----------    -----------   -----------    ----------   -----------    -----------    ------------
        209,408        352,456       239,905        37,323       313,205        121,496         768,840
    -----------    -----------   -----------    ----------   -----------    -----------    ------------
        209,420        352,480       239,917        37,323       313,223        121,498         768,858
             --             --            --             1            --             --              --
    -----------    -----------   -----------    ----------   -----------    -----------    ------------
    $   209,420    $   352,480   $   239,917    $   37,322   $   313,223    $   121,498    $    768,858
    ===========    ===========   ===========    ==========   ===========    ===========    ============
    $   209,420    $   352,480   $   239,917    $   37,322   $   313,223    $   121,498    $    768,858
    -----------    -----------   -----------    ----------   -----------    -----------    ------------
    $   209,420    $   352,480   $   239,917    $   37,322   $   313,223    $   121,498    $    768,858
    ===========    ===========   ===========    ==========   ===========    ===========    ============
     31,274.093     81,130.637    36,507.675     3,292.490    61,863.676     18,900.222     103,285.750
    ===========    ===========   ===========    ==========   ===========    ===========    ============
    $  6.696282    $  4.344595   $  6.571674    $11.335529   $  5.063121    $  6.428406    $   7.443990
    ===========    ===========   ===========    ==========   ===========    ===========    ============

                     LIFE INVESTORS VARIABLE LIFE ACCOUNT A

                                                          OPPENHEIMER
                                                          MAIN STREET   OPPENHEIMER
                                                           GROWTH &      MULTIPLE     OPPENHEIMER
                                                            INCOME      STRATEGIES       BOND
                                                          SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                          -----------   -----------   -----------
ASSETS
Cash....................................................  $         6   $        15   $       --
Investments in mutual funds, at current market value:
  Janus Aspen Series:
     Janus Aspen Growth Portfolio.......................           --            --           --
     Janus Aspen Worldwide Growth Portfolio.............           --            --           --
     Janus Aspen Balanced Portfolio.....................           --            --           --
     Janus Aspen Capital Appreciation Portfolio.........           --            --           --
     Janus Aspen Aggressive Growth Portfolio............           --            --           --
  AIM Variable Insurance Funds, Inc.:
     AIM V.I. Capital Appreciation Fund.................           --            --           --
     AIM V.I. Government Securities Fund................           --            --           --
     AIM V.I. Growth Fund...............................           --            --           --
     AIM V.I. International Equity Fund.................           --            --           --
     AIM V.I. Value Fund................................           --            --           --
  Oppenheimer Variable Account Funds:
     Oppenheimer Main Street Growth & Income Fund/VA....      378,826            --           --
     Oppenheimer Multiple Strategies Fund/VA............           --       135,039           --
     Oppenheimer Bond Fund/VA...........................           --            --       21,282
     Oppenheimer Strategic Bond Fund/VA.................           --            --           --
     Oppenheimer High Income Fund/VA....................           --            --           --
  Fidelity Variable Insurance Products Funds:
     Fidelity VIP II Index 500 Portfolio................           --            --           --
     Fidelity VIP Money Market Portfolio................           --            --           --
     Fidelity VIP Growth Portfolio......................           --            --           --
     Fidelity VIP II Contrafund(R) Portfolio............           --            --           --
     Fidelity VIP III Growth & Income Portfolio.........           --            --           --
Total investments in mutual funds.......................      378,826       135,039       21,282
                                                          -----------   -----------   ----------
Total assets............................................      378,832       135,054       21,282
                                                          -----------   -----------   ----------
LIABILITIES
Contract terminations payable...........................           --            --            1
                                                          -----------   -----------   ----------
                                                          $   378,832   $   135,054   $   21,281
                                                          ===========   ===========   ==========
Net assets:
  Deferred annuity contracts terminable by owners.......  $   378,832   $   135,054   $   21,281
                                                          -----------   -----------   ----------
Total net assets........................................  $   378,832   $   135,054   $   21,282
                                                          ===========   ===========   ==========
Accumulation units outstanding..........................   47,004.619    13,305.030    1,884.193
                                                          ===========   ===========   ==========
Accumulation unit value.................................  $  8.059469   $ 10.150612   $11.294463
                                                          ===========   ===========   ==========

See accompanying notes.

                                                     FIDELITY VIP                                    FIDELITY VIP III
     OPPENHEIMER     OPPENHEIMER   FIDELITY VIP II      MONEY       FIDELITY VIP   FIDELITY VIP II       GROWTH &
    STRATEGIC BOND   HIGH INCOME      INDEX 500         MARKET         GROWTH       CONTRAFUND(R)         INCOME
      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT         SUBACCOUNT
    --------------   -----------   ---------------   ------------   ------------   ---------------   ----------------
      $       --     $       --      $         8      $       --    $        15      $         1       $         1
              --             --               --              --             --               --                --
              --             --               --              --             --               --                --
              --             --               --              --             --               --                --
              --             --               --              --             --               --                --
              --             --               --              --             --               --                --
              --             --               --              --             --               --                --
              --             --               --              --             --               --                --
              --             --               --              --             --               --                --
              --             --               --              --             --               --                --
              --             --               --              --             --               --                --
              --             --               --              --             --               --                --
              --             --               --              --             --               --                --
              --             --               --              --             --               --                --
          30,191             --               --              --             --               --                --
              --         28,600               --              --             --               --                --
              --             --          253,564              --             --               --                --
              --             --               --           3,687             --               --                --
              --             --               --              --        269,702               --                --
              --             --               --              --             --          324,956                --
              --             --               --              --             --               --           162,594
      ----------     ----------      -----------      ----------    -----------      -----------       -----------
          30,191         28,600          253,564           3,687        269,702          324,956           162,594
      ----------     ----------      -----------      ----------    -----------      -----------       -----------
          30,191         28,600          253,572           3,687        269,717          324,957           162,595
              --             --                1              --             --               --                --
      ----------     ----------      -----------      ----------    -----------      -----------       -----------
      $   30,191     $   28,600      $   253,571      $    3,687    $   269,717      $   324,957       $   162,595
      ==========     ==========      ===========      ==========    ===========      ===========       ===========
      $   30,191     $   28,600      $   253,571      $    3,687    $   269,717      $   324,957       $   162,595
      ----------     ----------      -----------      ----------    -----------      -----------       -----------
      $   30,191     $   28,600      $   253,572      $    3,687    $   269,717      $   324,957       $   162,595
      ==========     ==========      ===========      ==========    ===========      ===========       ===========
       2,833.029      2,877.989       31,852.430         344.780     37,242.766       38,922.853        18,124.703
      ==========     ==========      ===========      ==========    ===========      ===========       ===========
      $10.656755     $ 9.937592      $  7.960821      $10.695087    $  7.242138      $  8.348751       $  8.970929
      ==========     ==========      ===========      ==========    ===========      ===========       ===========

                     LIFE INVESTORS VARIABLE LIFE ACCOUNT A
                            STATEMENTS OF OPERATIONS

            YEAR ENDED DECEMBER 31, 2001 AND THE PERIOD JUNE 1, 2000
             (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000

                                                            JANUS ASPEN GROWTH    JANUS ASPEN WORLDWIDE
                                                                SUBACCOUNT          GROWTH SUBACCOUNT
                                                           --------------------   ----------------------
                                                             2001        2000        2001        2000
                                                           ---------   --------   ----------   ---------
NET INVESTMENT INCOME (LOSS)
Income:
  Dividends..............................................  $     406   $    247   $   3,066    $    428
Expenses:
  Administrative, mortality and expense risk charges, and
     cost of insurance...................................      3,650        427       3,676         429
                                                           ---------   --------   ---------    --------
Net investment income (loss).............................     (3,244)      (180)       (610)         (1)
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES) ON
  INVESTMENTS
Net realized capital gains (losses) on investments:
  Realized gain distributions............................        978        648          --         462
  Proceeds from sales....................................     46,857      6,732      41,978       4,375
  Cost of investments sold...............................     71,434      7,810      63,020       5,515
                                                           ---------   --------   ---------    --------
Net realized capital gains (losses) on investments.......    (23,599)      (430)    (21,042)       (678)
Net change in unrealized appreciation/depreciation of
  investments:
  Beginning of the period................................    (32,230)        --     (29,142)         --
  End of the period......................................   (128,623)   (32,230)   (111,487)    (29,142)
                                                           ---------   --------   ---------    --------
Net change in unrealized appreciation/depreciation of
  investments............................................    (96,393)   (32,230)    (82,345)    (29,142)
                                                           ---------   --------   ---------    --------
Net realized and unrealized capital gains (losses) on
  investments............................................   (119,992)   (32,660)   (103,387)    (29,820)
                                                           ---------   --------   ---------    --------
Increase (decrease) in net assets from operations........  $(123,236)  $(32,840)  $(103,997)   $(29,821)
                                                           =========   ========   =========    ========

See accompanying notes.

    JANUS ASPEN BALANCED      JANUS ASPEN CAPITAL      JANUS ASPEN AGGRESSIVE
         SUBACCOUNT         APPRECIATION SUBACCOUNT       GROWTH SUBACCOUNT
    --------------------   -------------------------   -----------------------
      2001        2000         2001          2000         2001         2000
    ---------   --------   ------------   ----------   ----------   ----------
    $ 13,225    $ 1,112      $  2,226      $   552     $      --     $     69
       2,928        150         1,173          126         1,800          266
    --------    -------      --------      -------     ---------     --------
      10,297        962         1,053          426        (1,800)        (197)
          --         90            --           --            --          127
      21,007      3,581        12,626        1,988        46,363        3,385
      23,057      3,754        19,113        2,299       104,513        3,772
    --------    -------      --------      -------     ---------     --------
      (2,050)       (83)       (6,487)        (311)      (58,150)        (260)
      (1,455)        --        (8,185)          --       (41,179)          --
     (24,392)    (1,455)      (37,998)      (8,185)      (82,488)     (41,179)
    --------    -------      --------      -------     ---------     --------
     (22,937)    (1,455)      (29,813)      (8,185)      (41,309)     (41,179)
    --------    -------      --------      -------     ---------     --------
     (24,987)    (1,538)      (36,300)      (8,496)      (99,459)     (41,439)
    --------    -------      --------      -------     ---------     --------
    $(14,690)   $  (576)     $(35,247)     $(8,070)    $(101,259)    $(41,636)
    ========    =======      ========      =======     =========     ========

                     LIFE INVESTORS VARIABLE LIFE ACCOUNT A

                                                           AIM V.I. CAPITAL               AIM V.I. GOVERNMENT
                                                        APPRECIATION SUBACCOUNT          SECURITIES SUBACCOUNT
                                                       -------------------------         ---------------------
                                                         2001             2000            2001           2000
                                                       --------         --------         -------         -----
NET INVESTMENT INCOME (LOSS)
Income:
  Dividends...................................         $     --         $     --         $  989           $51
Expenses:
  Administrative, mortality and expense risk
     charges, and cost of insurance...........            1,120              117            145             4
                                                       --------         --------         ------           ---
Net investment income (loss)..................           (1,120)            (117)           844            47
NET REALIZED AND UNREALIZED CAPITAL GAINS
  (LOSSES) ON INVESTMENTS
Net realized capital gains (losses) on
  investments:
  Realized gain distributions.................           18,283            2,136             --            --
  Proceeds from sales.........................           12,435            4,765          1,013            36
  Cost of investments sold....................           21,047            4,880            939            34
                                                       --------         --------         ------           ---
Net realized capital gains (losses) on
  investments.................................            9,671            2,021             74             2
Net change in unrealized appreciation/
  depreciation of investments:
  Beginning of the period.....................          (12,775)              --             26            --
  End of the period...........................          (49,604)         (12,775)           123            26
                                                       --------         --------         ------           ---
Net change in unrealized appreciation/
  depreciation of investments.................          (36,829)         (12,775)            97            26
                                                       --------         --------         ------           ---
Net realized and unrealized capital gains
  (losses) on investments.....................          (27,158)         (10,754)           171            28
                                                       --------         --------         ------           ---
Increase (decrease) in net assets from
  operations..................................         $(28,278)        $(10,871)        $1,015           $75
                                                       ========         ========         ======           ===

See accompanying notes.

          AIM V.I. GROWTH               AIM V.I. INTERNATIONAL                  AIM V.I.
            SUBACCOUNT                    EQUITY SUBACCOUNT                 VALUE SUBACCOUNT
     -------------------------         ------------------------         -------------------------
       2001             2000             2001            2000             2001             2000
     --------         --------         --------         -------         --------         --------
     $    712         $     12         $    398         $   118         $    978         $    221
        1,599              211              650              64            3,575              300
     --------         --------         --------         -------         --------         --------
         (887)            (199)            (252)             54           (2,597)             (79)
           --            4,133            3,112           3,028           14,853            7,684
       34,518            6,676           12,428           6,450           19,889            1,907
       69,753            8,047           18,108           6,973           27,395            2,042
     --------         --------         --------         -------         --------         --------
      (35,235)           2,762           (2,568)          2,505            7,347            7,549
      (25,500)              --           (5,066)             --          (20,240)              --
      (59,862)         (25,500)         (22,704)         (5,066)         (74,060)         (20,240)
     --------         --------         --------         -------         --------         --------
      (34,362)         (25,500)         (17,638)         (5,066)         (53,820)         (20,240)
     --------         --------         --------         -------         --------         --------
      (69,597)         (22,738)         (20,206)         (2,561)         (46,473)         (12,691)
     --------         --------         --------         -------         --------         --------
     $(70,484)        $(22,937)        $(20,458)        $(2,507)        $(49,070)        $(12,770)
     ========         ========         ========         =======         ========         ========

                     LIFE INVESTORS VARIABLE LIFE ACCOUNT A

                                              OPPENHEIMER MAIN STREET       OPPENHEIMER MULTIPLE
                                             GROWTH & INCOME SUBACCOUNT    STRATEGIES SUBACCOUNT
                                             --------------------------   ------------------------
                                                2001           2000          2001          2000
                                             -----------   ------------   -----------   ----------
NET INVESTMENT INCOME (LOSS)
Income:
  Dividends................................   $    557       $    --        $  768         $ --
Expenses:
  Administrative, mortality and expense
     risk charges, and cost of insurance...      1,502            75           498           14
                                              --------       -------        ------         ----
Net investment income (loss)...............       (945)          (75)          270          (14)
NET REALIZED AND UNREALIZED CAPITAL GAINS
  (LOSSES) ON INVESTMENTS
Net realized capital gains (losses) on
  investments:
  Realized gain distributions..............         --            --         1,025           --
  Proceeds from sales......................     12,441         1,546         4,987          638
  Cost of investments sold.................     15,562         1,611         5,329          640
                                              --------       -------        ------         ----
Net realized capital gains (losses) on
  investments..............................     (3,121)          (65)          683           (2)
Net change in unrealized
  appreciation/depreciation of investments:
     Beginning of the period...............     (2,623)           --           108           --
     End of the period.....................    (10,251)       (2,623)         (621)         108
                                              --------       -------        ------         ----
Net change in unrealized
  appreciation/depreciation of
  investments..............................     (7,628)       (2,623)         (729)         108
                                              --------       -------        ------         ----
Net realized and unrealized capital gains
  (losses) on investments..................    (10,749)       (2,688)          (46)         106
                                              --------       -------        ------         ----
Increase (decrease) in net assets from
  operations...............................   $(11,694)      $(2,763)       $  224         $ 92
                                              ========       =======        ======         ====

See accompanying notes.

        OPPENHEIMER BOND        OPPENHEIMER STRATEGIC         OPPENHEIMER HIGH
           SUBACCOUNT              BOND SUBACCOUNT           INCOME SUBACCOUNT
    ------------------------   ------------------------   ------------------------
       2001          2000         2001          2000         2001          2000
    -----------   ----------   -----------   ----------   -----------   ----------
      $  342         $--         $  470         $ --        $  691         $ --
          61           5            116            6            86            8
      ------         ---         ------         ----        ------         ----
         281          (5)           354           (6)          605           (8)
          --          --            102           --            --           --
       1,048          54          1,892          164         1,506          146
         991          52          1,897          161         1,636          149
      ------         ---         ------         ----        ------         ----
          57           2             97            3          (130)          (3)
          70          --             38           --           (66)          --
        (161)         70            189           38          (273)         (66)
      ------         ---         ------         ----        ------         ----
        (231)         70            151           38          (207)         (66)
      ------         ---         ------         ----        ------         ----
        (174)         72            248           41          (337)         (69)
      ------         ---         ------         ----        ------         ----
      $  107         $67         $  602         $ 35        $  268         $(77)
      ======         ===         ======         ====        ======         ====

                     LIFE INVESTORS VARIABLE LIFE ACCOUNT A
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                                 FIDELITY VIP
                                                             FIDELITY VIP II         MONEY
                                                                INDEX 500           MARKET
                                                                SUBACCOUNT        SUBACCOUNT
                                                            ------------------   -------------
                                                              2001      2000      2001    2000
                                                            --------   -------   ------   ----
NET INVESTMENT INCOME (LOSS)
Income:
  Dividends...............................................  $    915   $    --   $   85   $42
Expenses:
  Administrative, mortality and expense risk charges, and
     cost of insurance....................................     1,139       144       17     5
                                                            --------   -------   ------   ---
Net investment income (loss)..............................      (224)     (144)      68    37
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES) ON
  INVESTMENTS
Net realized capital gains (losses) on investments:
  Realized gain distributions.............................        --        --       --    --
  Proceeds from sales.....................................    41,628     8,246    1,190    84
  Cost of investments sold................................    53,194     8,699    1,190    84
                                                            --------   -------   ------   ---
Net realized capital gains (losses) on investments........   (11,566)     (453)      --    --
Net change in unrealized appreciation/ depreciation of
  investments:
  Beginning of the period.................................    (5,419)       --       --    --
  End of the period.......................................    (7,460)   (5,419)      --    --
                                                            --------   -------   ------   ---
Net change in unrealized appreciation/ depreciation of
  investments.............................................    (2,041)   (5,419)      --    --
                                                            --------   -------   ------   ---
Net realized and unrealized capital gains (losses) on
  investments.............................................   (13,607)   (5,872)      --    --
                                                            --------   -------   ------   ---
Increase (decrease) in net assets from operations.........  $(13,831)  $(6,016)  $   68   $37
                                                            ========   =======   ======   ===

See accompanying notes.

        FIDELITY VIP       FIDELITY VIP II     FIDELITY VIP III
           GROWTH           CONTRAFUND(R)          GROWTH &
         SUBACCOUNT          SUBACCOUNT       INCOME SUBACCOUNT
     ------------------   -----------------   ------------------
       2001      2000       2001      2000      2001      2000
     --------   -------   --------   ------   --------   -------
     $     55   $    --   $    733   $   --   $   184    $   --
        1,227       101      1,411       95       609        33
     --------   -------   --------   ------   -------    ------
       (1,172)     (101)      (678)     (95)     (425)      (33)
        5,147        --      2,587       --       592        --
       21,451     2,163     17,501    1,247    12,270     3,333
       31,533     2,307     21,493    1,288    14,403     3,218
     --------   -------   --------   ------   -------    ------
       (4,935)     (144)    (1,405)     (41)   (1,541)      115
       (5,527)       --       (672)      --      (259)       --
      (21,067)   (5,527)   (11,609)    (672)    1,772      (259)
     --------   -------   --------   ------   -------    ------
      (15,540)   (5,527)   (10,937)    (672)    2,031      (259)
     --------   -------   --------   ------   -------    ------
      (20,475)   (5,671)   (12,342)    (713)      490      (144)
     --------   -------   --------   ------   -------    ------
     $(21,647)  $(5,772)  $(13,020)  $ (808)  $    65    $ (177)
     ========   =======   ========   ======   =======    ======

                     LIFE INVESTORS VARIABLE LIFE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

            YEAR ENDED DECEMBER 31, 2001 AND THE PERIOD JUNE 1, 2000
             (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000

                                                    JANUS ASPEN GROWTH    JANUS ASPEN WORLDWIDE
                                                        SUBACCOUNT          GROWTH SUBACCOUNT
                                                   --------------------   ----------------------
                                                     2001        2000        2001        2000
                                                   ---------   --------   ----------   ---------
Operations:
  Net investment income (loss)...................  $  (3,244)  $   (180)  $    (610)   $     (1)
  Net realized capital gains (losses) on
     investments.................................    (23,599)      (430)    (21,042)       (678)
  Net change in unrealized appreciation/
     depreciation of investments.................    (96,393)   (32,230)    (82,345)    (29,142)
                                                   ---------   --------   ---------    --------
Increase (decrease) in net assets from
  operations.....................................   (123,236)   (32,840)   (103,997)    (29,821)
Contract transactions:
  Net contract purchase payments.................    677,750    238,782     665,395     238,440
  Transfer payments from (to) other subaccounts
     or general account..........................    103,086     94,756      72,603      80,101
  Contract terminations, withdrawals and other
     deductions..................................     (4,462)       (57)     (1,968)        (47)
  Contract maintenance charges...................   (192,564)   (30,394)   (174,630)    (32,370)
                                                   ---------   --------   ---------    --------
Increase in net assets from contract
  transactions...................................    583,810    303,087     561,400     286,124
                                                   ---------   --------   ---------    --------
Net increase in net assets.......................    460,574    270,247     457,403     256,303
Net assets:
  Beginning of the period........................    270,247         --     256,303          --
                                                   ---------   --------   ---------    --------
  End of the period..............................  $ 730,821   $270,247   $ 713,706    $256,303
                                                   =========   ========   =========    ========

See accompanying notes.

    JANUS ASPEN BALANCED      JANUS ASPEN CAPITAL     JANUS ASPEN AGGRESSIVE
         SUBACCOUNT         APPRECIATION SUBACCOUNT      GROWTH SUBACCOUNT
    ---------------------   -----------------------   -----------------------
      2001        2000         2001         2000         2001         2000
    ---------   ---------   ----------   ----------   ----------   ----------
    $ 10,297    $    962     $  1,053     $    426    $  (1,800)   $    (197)
      (2,050)        (83)      (6,487)        (311)     (58,150)        (260)
     (22,937)     (1,455)     (29,813)      (8,185)     (41,309)     (41,179)
    --------    --------     --------     --------    ---------    ---------
     (14,690)       (576)     (35,247)      (8,070)    (101,259)     (41,636)
     464,901      81,595      183,056       88,969      334,663      182,691
      97,492      53,757        7,304       30,005       57,640       44,430
        (741)        (21)      (1,013)          --       (2,280)         (60)
     (76,521)     (8,027)     (47,291)      (8,293)    (102,044)     (19,665)
    --------    --------     --------     --------    ---------    ---------
     485,131     127,304      142,056      110,681      287,979      207,396
    --------    --------     --------     --------    ---------    ---------
     470,441     126,728      106,809      102,611      186,720      165,760
     126,728          --      102,611           --      165,760           --
    --------    --------     --------     --------    ---------    ---------
    $597,169    $126,728     $209,420     $102,611    $ 352,480    $ 165,760
    ========    ========     ========     ========    =========    =========

                     LIFE INVESTORS VARIABLE LIFE ACCOUNT A

                                                                                 AIM V.I.
                                                        AIM V.I. CAPITAL        GOVERNMENT
                                                          APPRECIATION          SECURITIES
                                                           SUBACCOUNT           SUBACCOUNT
                                                       -------------------   ----------------
                                                         2001       2000      2001      2000
                                                       --------   --------   -------   ------
Operations:
  Net investment income (loss).......................  $ (1,120)  $   (117)  $   844   $   47
  Net realized capital gains (losses) on
     investments.....................................     9,671      2,021        74        2
  Net change in unrealized appreciation/depreciation
     of investments..................................   (36,829)   (12,775)       97       26
                                                       --------   --------   -------   ------
Increase (decrease) in net assets from operations....   (28,278)   (10,871)    1,015       75
Contract transactions:
  Net contract purchase payments.....................   203,002     83,830    15,187    1,069
  Transfer payments from (to) other subaccounts or
     general account.................................    40,542     22,620    21,340       11
  Contract terminations, withdrawals and other
     deductions......................................    (1,045)        --       (49)      --
  Contract maintenance charges.......................   (61,225)    (8,658)   (1,293)     (33)
                                                       --------   --------   -------   ------
Increase in net assets from contract transactions....   181,274     97,792    35,185    1,047
                                                       --------   --------   -------   ------
Net increase in net assets...........................   152,996     86,921    36,200    1,122
Net assets:
  Beginning of the period............................    86,921         --     1,122       --
                                                       --------   --------   -------   ------
  End of the period..................................  $239,917   $ 86,921   $37,322   $1,122
                                                       ========   ========   =======   ======

See accompanying notes.


       AIM V.I. GROWTH        AIM V.I. INTERNATIONAL         AIM V.I. VALUE
         SUBACCOUNT             EQUITY SUBACCOUNT              SUBACCOUNT
    ---------------------   --------------------------   ----------------------
      2001        2000          2001           2000        2001         2000
    --------   ----------   -------------   ----------   ---------   ----------
    $   (887)   $   (199)     $   (252)      $    54     $  (2,597)   $    (79)
     (35,235)      2,762        (2,568)        2,505         7,347       7,549
     (34,362)    (25,500)      (17,638)       (5,066)      (53,820)    (20,240)
    --------    --------      --------       -------     ---------    --------
     (70,484)    (22,937)      (20,458)       (2,507)      (49,070)    (12,770)
     288,250     130,444        76,751        40,804       629,371     180,704
      37,340      36,710        29,565        23,793       129,413      70,155
      (1,204)         --          (363)           --        (1,621)         --
     (74,276)    (10,620)      (22,272)       (3,815)     (157,666)    (19,658)
    --------    --------      --------       -------     ---------    --------
     250,110     156,534        83,681        60,782       599,497     231,201
    --------    --------      --------       -------     ---------    --------
     179,626     133,597        63,223        58,275       550,427     218,431
     133,597          --        58,275            --       218,431          --
    --------    --------      --------       -------     ---------    --------
    $313,223    $133,597      $121,498       $58,275     $ 768,858    $218,431
    ========    ========      ========       =======     =========    ========

                     LIFE INVESTORS VARIABLE LIFE ACCOUNT A
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                OPPENHEIMER MAIN STREET
                                                    GROWTH & INCOME          OPPENHEIMER MULTIPLE
                                                       SUBACCOUNT           STRATEGIES SUBACCOUNT
                                                ------------------------   ------------------------
                                                   2001          2000         2001          2000
                                                -----------   ----------   -----------   ----------
Operations:
  Net investment income (loss).................  $   (945)     $   (75)     $    270      $   (14)
  Net realized capital gains (losses) on
     investments...............................    (3,121)         (65)          683           (2)
  Net change in unrealized
     appreciation/depreciation of
     investments...............................    (7,628)      (2,623)         (729)         108
                                                 --------      -------      --------      -------
Increase (decrease) in net assets from
  operations...................................   (11,694)      (2,763)          224           92
Contract transactions:
  Net contract purchase payments...............   349,527       55,339       106,915        7,849
  Transfer payments from (to) other subaccounts
     or general account........................    65,364       14,543        38,776        3,748
  Contract terminations, withdrawals and other
     deductions................................      (653)          --          (708)          --
  Contract maintenance charges.................   (83,658)      (7,173)      (20,569)      (1,273)
                                                 --------      -------      --------      -------
Increase in net assets from contract
  transactions.................................   330,580       62,709       124,414       10,324
                                                 --------      -------      --------      -------
Net increase in net assets.....................   318,886       59,946       124,638       10,416
Net assets:
  Beginning of the period......................    59,946           --        10,416           --
                                                 --------      -------      --------      -------
  End of the period............................  $378,832      $59,946      $135,054      $10,416
                                                 ========      =======      ========      =======

See accompanying notes.

                           OPPENHEIMER
    OPPENHEIMER BOND        STRATEGIC       OPPENHEIMER HIGH
       SUBACCOUNT        BOND SUBACCOUNT    INCOME SUBACCOUNT
    -----------------   -----------------   -----------------
     2001       2000     2001       2000     2001       2000
    -------    ------   -------    ------   -------    ------
    $   281    $   (5)  $   354    $   (6)  $   605    $   (8)
         57         2        97         3      (130)       (3)
       (231)       70       151        38      (207)      (66)
    -------    ------   -------    ------   -------    ------
        107        67       602        35       268       (77)
     15,295     1,608    27,422     1,634    22,353     1,245
      5,933        70     1,632     1,144     4,823     3,013
        (49)       --       (32)       --        --        --
     (1,700)      (50)   (2,065)     (181)   (2,759)     (266)
    -------    ------   -------    ------   -------    ------
     19,479     1,628    26,957     2,597    24,417     3,992
    -------    ------   -------    ------   -------    ------
     19,586     1,695    27,559     2,632    24,685     3,915
      1,695        --     2,632        --     3,915        --
    -------    ------   -------    ------   -------    ------
    $21,281    $1,695   $30,191    $2,632   $28,600    $3,915
    =======    ======   =======    ======   =======    ======

                     LIFE INVESTORS VARIABLE LIFE ACCOUNT A

                                                          FIDELITY VIP II      FIDELITY VIP MONEY
                                                        INDEX 500 SUBACCOUNT   MARKET SUBACCOUNT
                                                        --------------------   ------------------
                                                          2001        2000       2001      2000
                                                        ---------   --------   --------   -------
Operations:
  Net investment income (loss)........................  $   (224)   $  (144)   $    68    $   37
  Net realized capital gains (losses) on
     investments......................................   (11,566)      (453)        --        --
  Net change in unrealized appreciation/ depreciation
     of investments...................................    (2,041)    (5,419)        --        --
                                                        --------    -------    -------    ------
Increase (decrease) in net assets from operations.....   (13,831)    (6,016)        68        37
Contract transactions:
  Net contract purchase payments......................   179,055     63,055      3,269     1,003
  Transfer payments from (to) other subaccounts or
     general account..................................    71,759     23,411        545       365
  Contract terminations, withdrawals and other
     deductions.......................................    (1,404)        --         --        --
  Contract maintenance charges........................   (55,618)    (6,840)    (1,477)     (123)
                                                        --------    -------    -------    ------
Increase in net assets from contract transactions.....   193,792     79,626      2,337     1,245
                                                        --------    -------    -------    ------
Net increase in net assets............................   179,961     73,610      2,405     1,282
Net assets:
  Beginning of the period.............................    73,610         --      1,282        --
                                                        --------    -------    -------    ------
  End of the period...................................  $253,571    $73,610    $ 3,687    $1,282
                                                        ========    =======    =======    ======

See accompanying notes.

                            FIDELITY VIP II      FIDELITY VIP III
    FIDELITY VIP GROWTH      CONTRAFUND(R)           GROWTH &
         SUBACCOUNT            SUBACCOUNT       INCOME SUBACCOUNT
    --------------------   ------------------   ------------------
      2001        2000       2001      2000       2001      2000
    ---------   --------   --------   -------   --------   -------
    $ (1,172)   $  (101)   $   (678)  $   (95)  $   (425)  $   (33)
      (4,935)      (144)     (1,405)      (41)    (1,541)      115
     (15,540)    (5,527)    (10,937)     (672)     2,031      (259)
    --------    -------    --------   -------   --------   -------
     (21,647)    (5,772)    (13,020)     (808)        65      (177)
     207,924     63,064     256,209    76,572    123,007     5,565
      63,782     16,906      44,230    27,579     48,775    10,006
        (481)        --        (431)       --       (416)       --
     (49,012)    (5,047)    (58,228)   (7,146)   (22,133)   (2,097)
    --------    -------    --------   -------   --------   -------
     222,213     74,923     241,780    97,005    149,233    13,474
    --------    -------    --------   -------   --------   -------
     200,566     69,151     228,760    96,197    149,298    13,297
      69,151         --      96,197        --     13,297        --
    --------    -------    --------   -------   --------   -------
    $269,717    $69,151    $324,957   $96,197   $162,595   $13,297
    ========    =======    ========   =======   ========   =======

                     LIFE INVESTORS VARIABLE LIFE ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 2001

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Life Investors Variable Life Account A (the Mutual Fund Account) is a segregated investment account of Life Investors Insurance Company of America (Life Investors), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of twenty investment subaccounts, including five in specified portfolios of the Janus Aspen Series, five in specified portfolios of the AIM Variable Insurance Funds, Inc., five in specified portfolios of the Oppenheimer Variable Account Funds, and five in specified portfolios of the Fidelity Variable Insurance Products Funds (each a Series Fund and collectively the Series Funds). Activity in these twenty subaccounts is available to contract owners of the Life Investors Variable Life Account A.

INVESTMENTS

Net purchase payments received by the Mutual Fund Account are invested in the portfolios of the Series Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2001.

Realized capital gains and losses from sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses on investments in the Series Funds are included in the Statements of Operations.

DIVIDEND INCOME

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

RECLASSIFICATIONS

Certain amounts in the 2000 Statements of Changes in Net Assets have been reclassified to conform to the 2001 financial statement presentation.

                     LIFE INVESTORS VARIABLE LIFE ACCOUNT A

2.  INVESTMENTS

A summary of the mutual fund investments at December 31, 2001 follows:

                                                               NET ASSET
                                                  NUMBER OF    VALUE PER
                                                 SHARES HELD     SHARE     MARKET VALUE     COST
                                                 -----------   ---------   ------------   --------
Janus Aspen Series:
  Janus Aspen Growth Portfolio.................  36,759.958     $ 19.88      $730,788     $859,411
  Janus Aspen Worldwide Growth Portfolio.......  25,005.488       28.54       713,657      825,144
  Janus Aspen Balanced Portfolio...............  26,458.417       22.57       597,166      621,558
  Janus Aspen Capital Appreciation Portfolio...  10,106.554       20.72       209,408      247,406
  Janus Aspen Aggressive Growth Portfolio......  16,035.323       21.98       352,456      434,944
AIM Variable Insurance Funds, Inc.:
  AIM V.I. Capital Appreciation Fund...........  11,045.331       21.72       239,905      289,509
  AIM V.I. Government Securities Fund..........   3,237.035       11.53        37,323       37,200
  AIM V.I. Growth Fund.........................  19,132.865       16.37       313,205      373,067
  AIM V.I. International Equity Fund...........   8,148.610       14.91       121,496      144,200
  AIM V.I. Value Fund..........................  32,926.783       23.35       768,840      842,900
Oppenheimer Variable Account Funds:
  Oppenheimer Main Street Growth & Income
     Fund/VA...................................  19,948.725       18.99       378,826      389,077
  Oppenheimer Multiple Strategies Fund/VA......   8,768.779       15.40       135,039      135,660
  Oppenheimer Bond Fund/VA.....................   1,898.440       11.21        21,282       21,443
  Oppenheimer Strategic Bond Fund/VA...........   6,534.895        4.62        30,191       30,002
  Oppenheimer High Income Fund/VA..............   3,348.989        8.54        28,600       28,873
Fidelity Variable Insurance Products Funds:
  Fidelity VIP II Index 500 Portfolio..........   1,949.442      130.07       253,564      261,024
  Fidelity VIP Money Market Portfolio..........   3,687.210        1.00         3,687        3,687
  Fidelity VIP Growth Portfolio................   8,024.444       33.61       269,702      290,769
  Fidelity VIP II Contrafund(R) Portfolio......  16,142.859       20.13       324,956      336,565
  Fidelity VIP III Growth & Income Portfolio...  12,327.088       13.19       162,594      160,822

The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2001 were as follows:

                                                              PURCHASES        SALES
                                                              ---------       -------
Janus Aspen Series:
  Janus Aspen Growth Portfolio..............................  $628,358        $46,857
  Janus Aspen Worldwide Growth Portfolio....................   602,750         41,978
  Janus Aspen Balanced Portfolio............................   516,433         21,007
  Janus Aspen Capital Appreciation Portfolio................   155,724         12,626
  Janus Aspen Aggressive Growth Portfolio...................   332,521         46,363

                     LIFE INVESTORS VARIABLE LIFE ACCOUNT A

2.  INVESTMENTS (CONTINUED)


                                                              PURCHASES        SALES
                                                              ---------       -------
AIM Variable Insurance Funds, Inc.:
  AIM V.I. Capital Appreciation Fund........................  $210,862        $12,435
  AIM V.I. Government Securities Fund.......................    37,043          1,013
  AIM V.I. Growth Fund......................................   283,727         34,518
  AIM V.I. International Equity Fund........................    98,967         12,428
  AIM V.I. Value Fund.......................................   631,629         19,889
Oppenheimer Variable Account Funds:
  Oppenheimer Main Street Growth & Income Fund/VA...........   342,072         12,441
  Oppenheimer Multiple Strategies Fund/VA...................   130,681          4,987
  Oppenheimer Bond Fund/VA..................................    20,809          1,048
  Oppenheimer Strategic Bond Fund/VA........................    29,305          1,892
  Oppenheimer High Income Fund/VA...........................    26,528          1,506
Fidelity Variable Insurance Products Funds:
  Fidelity VIP II Index 500 Portfolio.......................   235,193         41,628
  Fidelity VIP Money Market Portfolio.......................     3,595          1,190
  Fidelity VIP Growth Portfolio.............................   247,626         21,451
  Fidelity VIP II Contrafund(R) Portfolio...................   261,190         17,501
  Fidelity VIP III Growth & Income Portfolio................   161,669         12,270

3.  ACCUMULATION UNITS OUTSTANDING

A summary of changes in accumulation units outstanding follows:

                                                 JANUS ASPEN                 JANUS ASPEN    JANUS ASPEN
                                   JANUS ASPEN    WORLDWIDE    JANUS ASPEN     CAPITAL      AGGRESSIVE
                                     GROWTH        GROWTH       BALANCED     APPRECIATION     GROWTH
                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                   -----------   -----------   -----------   ------------   -----------
  Units outstanding at June 1,
     2000........................         --            --           --             --            --
  Units purchased................     18,683        23,600       11,797         11,753        11,016
  Units redeemed and
     transferred.................     12,836         6,631        1,040            160        11,912
                                     -------       -------       ------         ------        ------
  Units outstanding December 31,
     2000........................     31,519        30,231       12,837         11,913        22,928
  Units purchased................     96,639        94,346       49,133         24,825        68,047
  Units redeemed and
     transferred.................    (14,057)      (15,226)       1,960         (5,464)       (9,844)
                                     -------       -------       ------         ------        ------
  Units outstanding December 31,
     2001........................    114,101       109,351       63,930         31,274        81,131
                                     =======       =======       ======         ======        ======

                     LIFE INVESTORS VARIABLE LIFE ACCOUNT A

3.  ACCUMULATION UNITS OUTSTANDING (CONTINUED)


                                       AIM V.I.      AIM V.I.                   AIM V.I.
                                       CAPITAL      GOVERNMENT    AIM V.I.    INTERNATIONAL    AIM V.I.
                                     APPRECIATION   SECURITIES     GROWTH        EQUITY         VALUE
                                      SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                     ------------   ----------   ----------   -------------   ----------
Units outstanding at June 1,
  2000.............................         --           --            --            --             --
Units purchased....................      8,730            1             1             1         17,662
Units redeemed and transferred.....      1,341          104        17,314         6,879          7,803
                                        ------        -----        ------        ------        -------
Units outstanding December 31,
  2000.............................     10,071          105        17,315         6,880         25,465
Units purchased....................     29,551        1,355        51,719        10,888         82,068
Units redeemed and transferred.....     (3,114)       1,832        (7,170)        1,132         (4,247)
                                        ------        -----        ------        ------        -------
Units outstanding December 31,
  2001.............................     36,508        3,292        61,864        18,900        103,286
                                        ======        =====        ======        ======        =======

                                               OPPENHEIMER
                                               MAIN STREET   OPPENHEIMER                 OPPENHEIMER
                                                GROWTH &      MULTIPLE     OPPENHEIMER    STRATEGIC    OPPENHEIMER
                                                 INCOME      STRATEGIES       BOND          BOND       HIGH INCOME
                                               SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                               -----------   -----------   -----------   -----------   -----------
Units outstanding at June 1, 2000............        --            --            --            --            --
Units purchased..............................     6,376         1,041           161           257           399
Units redeemed and transferred...............       256            --            --            --            --
                                                 ------        ------         -----         -----         -----
Units outstanding December 31, 2000..........     6,632         1,041           161           257           399
Units purchased..............................    42,776        10,519         1,346         2,624         2,267
Units redeemed and transferred...............    (2,403)        1,745           377           (48)          212
                                                 ------        ------         -----         -----         -----
Units outstanding December 31, 2001..........    47,005        13,305         1,884         2,833         2,878
                                                 ======        ======         =====         =====         =====

                                                                                                FIDELITY
                                     FIDELITY    FIDELITY VIP                    FIDELITY       VIP III
                                      VIP II        MONEY       FIDELITY VIP      VIP II        GROWTH &
                                    INDEX 500       MARKET         GROWTH      CONTRAFUND(R)     INCOME
                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                    ----------   ------------   ------------   -------------   ----------
Units outstanding at June 1,
  2000............................        --            --             --              --            --
Units purchased...................   (23,451)       (9,911)          (262)        (20,194)        1,219
Units redeemed and transferred....    31,518        10,035          8,066          30,230           123
                                     -------        ------         ------         -------        ------
Units outstanding December 31,
  2000............................     8,067           124          7,804          10,036         1,342
Units purchased...................    22,107           308         27,460          30,575        13,834
Units redeemed and transferred....     1,678           (87)         1,979          (1,668)        2,949
                                     -------        ------         ------         -------        ------
Units outstanding December 31,
  2001............................    31,852           345         37,243          38,923        18,125
                                     =======        ======         ======         =======        ======

                     LIFE INVESTORS VARIABLE LIFE ACCOUNT A

4.  FINANCIAL HIGHLIGHTS

Effective with these 2001 annual financial statements, the Mutual Fund Account has presented the following disclosures required by the AICPA Audit and Accounting Guide for Investment Companies.

                                 AT DECEMBER 31, 2001          YEAR ENDED DECEMBER 31, 2001
                            ------------------------------   --------------------------------
                                                             INVESTMENT
                                      UNIT FAIR     NET        INCOME     EXPENSE     TOTAL
        SUBACCOUNT           UNITS      VALUE      ASSETS      RATIO*     RATIO**   RETURN***
        ----------          -------   ---------   --------   ----------   -------   ---------
Janus Aspen Growth........  114,101    $ 6.41     $730,821      0.08%       .75%     (25.30)%
Janus Aspen Worldwide
  Growth..................  109,351      6.53      713,706      0.62        .75      (23.02)
Janus Aspen Balanced......   63,930      9.34      597,169      3.41        .75       (5.38)
Janus Aspen Capital
  Appreciation............   31,274      6.70      209,420      1.43        .75      (22.26)
Janus Aspen Aggressive
  Growth..................   81,131      4.34      352,480      0.00        .75      (39.90)
AIM V.I. Capital
  Appreciation............   36,508      6.57      239,917      0.00        .75      (23.86)
AIM V.I. Government
  Securities..............    3,292     11.34       37,322      4.98        .75        5.62
AIM V.I. Growth...........   61,864      5.06      313,223      0.33        .75      (34.38)
AIM V.I. International
  Equity..................   18,900      6.43      121,498      0.45        .75      (24.31)
AIM V.I. Value............  103,286      7.44      768,858      0.20        .75      (13.22)
Oppenheimer Main Street
  Growth & Income.........   47,005      8.06      378,832      0.28        .75      (10.83)
Oppenheimer Multiple
  Strategies..............   13,305     10.15      135,054      1.15        .75        1.45
Oppenheimer Bond Fund.....    1,884     11.29       21,281      4.03        .75        6.98
Oppenheimer Strategic
  Bond....................    2,833     10.66       30,191      3.03        .75        4.09
Oppenheimer High Income...   28,778      9.94       28,600      5.82        .75        1.21
Fidelity VIP II Index
  500.....................   31,852      7.96      253,571      0.60        .75      (12.76)
Fidelity VIP Money
  Market..................      345     10.70        3,687      3.60        .75        3.41
Fidelity VIP Growth.......   37,243      7.24      269,717      0.03        .75      (18.27)
Fidelity VIP II
  Contrafund(R)...........   38,923      8.35      324,957      0.38        .75      (12.90)
Fidelity VIP III Growth &
  Income..................   18,125      8.97      162,595      0.22        .75       (9.43)

  * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest.
 ** These ratios represent the annualized contract expenses of the Mutual Fund
    Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded.
*** These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                     LIFE INVESTORS VARIABLE LIFE ACCOUNT A

5.  ASSETS RETAINED BY LIFE INVESTORS

A summary of those subaccounts for which the market value of Life Investors' capital contributions exceed 5% of net assets follows:

                                                                                        MARKET
         SUBACCOUNT                                                                     VALUE
         ----------                                                                     ------
Oppenheimer Bond......................................................................  $1,129
Fidelity VIP Money Market.............................................................   1,070

6.  ADMINISTRATIVE, MORTALITY, AND EXPENSE RISK CHARGES

Charges to the Mutual Fund Account include an annual charge of 5% of the policy value during the first ten policy years and 2.5% thereafter to compensate for distribution expenses. Life Investors also deducts an annual policy fee of $10 per month. The policy fee is deducted proportionately from the subaccount's accumulated value. Life Investors also assesses a monthly cost of insurance charge for underwriting the death benefit of the policy. The cost of insurance charge depends on a number of variables that would cause it to vary from policy to policy and from month to month.

Life Investors deducts a daily charge for assuming certain mortality and expense risks. This charge is equal to an effective annual rate of .75% of the value of the contract owner's individual account.

7.  INCOME TAXES

Operations of the Mutual Fund Account form a part of Life Investors, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Mutual Fund Account are accounted for separately from other operations of Life Investors for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Life Investors. Under existing federal income tax laws, the income of the Mutual Fund Account is not taxable to Life Investors, as long a earnings are credited under the variable life insurance contracts.

                                    PART II.
                               OTHER INFORMATION

                          UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                 REPRESENTATION PURSUANT TO SECTION 26(f)(2)(A)

         Life Investors Insurance Company of America ("Life Investors") hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Life Investors.

                              RULE 484 UNDERTAKING

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

The facing sheet
The Prospectus, consisting of 145 pages
The undertaking to file reports
Representation pursuant to Section 26(f)(2)(A)
The Rule 484 undertaking
The signatures

Written consent of the following persons:

         (a)      Roger Hallquist, Actuary
         (b)      John D. Cleavenger, Esq.
         (c)      Sutherland Asbill & Brennan LLP
         (d)      Ernst & Young LLP

The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:

         A.       (1)      Resolution of the Board of Directors of Life
                           Investors establishing Life Investors Variable Life
                           Account A (the "Separate Account") @

                  (2)      Not Applicable (Custody Agreement) @

                  (3)      Distribution of Policies
                           (a)      Form of Principal Underwriting Agreement @
                           (b) Form of Broker-Dealer Supervision and Sales Agreement @

                  (4) Not Applicable (Agreements between Life Investors, the principal underwriter, or custodian other than those set forth above in A. (1), (2), and (3))

                  (5)      Specimen Flexible Premium Variable Life Insurance
                           Policy @

                           (a)      Waiver of Premium Benefit @
                           (b)      Waiver of Monthly Deduction @
                           (c)      Level One-Year Term Insurance @
                           (d) Additional Insured's Level One-Year Term Insurance @
                           (e)      Accidental Death Benefit @
                           (f)      Guaranteed Insurability Benefit @
                           (g)      Income Replacement Benefit @
                           (h)      Children's Benefit @

                  (6)      (a)      Certificate of Incorporation of Life
                                    Investors @
                           (b)      By-Laws of Life Investors @

                  (7) Not Applicable (Any insurance policy under a contract between the Separate Account and Life Investors)

                  (8)      (a)      Form of Participation Agreement regarding
                                    Janus Aspen Series @
                           (b)      Form of Participation Agreement regarding
                                    AIM Variable Insurance Funds, Inc. @
                           (c)      Form of Participation Agreement regarding
                                    Oppenheimer Variable Account Funds @
                           (d)      Form of Participation Agreement amending
                                    Oppenheimer Variable Account Funds*
                           (e)      Form of Participation Agreement regarding
                                    Fidelity Variable Insurance Products Funds
                                    @
                           (f)      Form of Participation Agreement regarding
                                    MFS Variable Insurance Trust*

                  (9) Not Applicable (All other material contracts concerning the Separate Account)

                  (10) Application for Flexible Premium Variable Life Insurance Policy @

                  (11) Memorandum describing issuance, transfer and redemption procedures*

2. Opinion of Counsel as to the legality of the securities being registered @

3. Not Applicable (Financial statements omitted from the prospectus pursuant to Instruction 1(b) or (c) of Part I)

4.       Not Applicable

5.       Consent of Sutherland Asbill & Brennan LLP*

6. Opinion and consent of Roger Hallquist as to actuarial matters pertaining to the securities being registered*

7.       Consent of Ernst & Young LLP*

8.       Powers of Attorney*


---------
@        Incorporated herein by reference to the Initial Registration Statement on Form S-6 (File No. 333-93567) filed with the Securities and Exchange Commission on December 23, 1999.

*        Filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Life Investors Variable Life Account A certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Cedar Rapids and State of Iowa on this 12 day of March, 2002.


(Seal)                     LIFE INVESTORS VARIABLE LIFE ACCOUNT A
                           (Registrant)

                           LIFE INVESTORS INSURANCE COMPANY
                           OF AMERICA
                           (Depositor)


/s/John D. Cleavenger               /s/John D. Cleavenger
--------------------------------    -------------------------------------------
Craig D. Vermie                     Rex B. Eno
Vice President, Secretary           Director and Chairman of the Board
General Counsel and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature and Title                                            Date

/s/John D. Cleavenger                                          3/12/2002
--------------------------------------
Rex B. Eno
Director and Chairman of the Board

/s/John D. Cleavenger                                          3/12/2002
--------------------------------------
Patrick S. Baird
Senior Vice President, Chief Operating
Officer and Director

/s/Mike Kirby                                                  3/25/2002
--------------------------------------
Mike Kirby, President

/s/Eric B. Goodman                                             3/8/2002
--------------------------------------
Eric B. Goodman
Senior Vice President, Chief Investment Officer

/s/John D. Cleavenger                                          3/12/2002
--------------------------------------
Craig D. Vermie
Vice President, Secretary, General Counsel
and Director

/s/John D. Cleavenger                                          3/12/2002
--------------------------------------
Robert J. Kontz
Vice President

/s/John D. Cleavenger                                          3/12/2002
--------------------------------------
Brenda K. Clancy
Vice President, Treasurer and Chief Financial
Officer and Director

/s/John D. Cleavenger                                          3/12/2002
--------------------------------------
Jack R. Dykhouse
Executive Vice President and Director

/s/John D. Cleavenger                                          3/12/2002
--------------------------------------
Larry N. Norman, Director

*        Signed by John D. Cleavenger as Attorney-in-Fact

                                 EXHIBITS LIST

1.A(8)(d)         Form of Participation Agreement amending Oppenheimer Variable
                  Account Funds

1.A(8)(f)         Form of Participation Agreement regarding MFS(R)Variable
                  Insurance Trust(sm)

5.                Consent of Sutherland Asbill & Brennan LLP

6. Opinion and consent of Roger Hallquist as to actuarial matters pertaining to the securities being registered

7.                Consent of Ernst & Young LLP

8.                Powers of Attorney

11. Memorandum describing issuance, transfers and redemption procedures